                                                                EXHIBIT 99(b)(6)


--------------------------------------------------------------------------------

                                PROJECT GOLDCAP



                           UPDATED VALUATION ANALYSIS





                                JANUARY 15, 1999





                       THE ROBINSON-HUMPHREY COMPANY, LLC
                            ATLANTA FINANCIAL CENTER
                       333 PEACHTREE ROAD, NE, 10TH FLOOR
                             ATLANTA, GEORGIA 30326
                                 (404) 266-6000

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               TABLE OF CONTENTS
-------------------------------------------------------------------------------

I.     Analysis of Revised Proposed Transactions

II.    Valuation Summary

III.   Summary Historical Financial Information

IV.    Summary Projected Financial Information

V.     Stock Price and Volume History

VI.    Stock Ownership

VII.   Market Comparison Analysis

VIII.  Analysis of Recent Merger & Acquisition Transactions

IX.    Discounted Cash Flow Analysis

X.     Going Private Analysis

-------------------------------------------------------------------------------
PROJECT GOLDCAP                                  THE ROBINSON-HUMPHREY COMPANY

The Robinson-Humphrey Company

PROJECT GOLDCAP
ANALYSIS OF PROPOSED TRANSACTION
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------
  PURCHASE         CURRENT                        NET VALUE OF     TRANSACTION      GOLDCAP       PRESENT VALUE          TOTAL
  PRICE PER        SHARES             EQUITY      IN-THE-MONEY       EQUITY           NET        OF DHDC DEFERRED     TRANSACTION
   SHARE        OUTSTANDING [1]       VALUE          OPTIONS         VALUE           DEBT [2]      LIABILITIES [3]       VALUE
-------------   ---------------   -------------   -------------   ------------    -----------    -----------------   --------------
  $15.00      x      10,113     =    $151,689   +     $699      =   $152,388    +   $46,501   +      $22,376       =     221,265
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
            TRANSACTION EQUITY VALUE AS A MULTIPLE OF:                          TOTAL TRANSACTION VALUE AS A MULTIPLE OF:
-----------------------------------------------------------------------------------------------------------------------------------
                             CALENDAR                                                                CALENDAR
                 -----------------------------------------                         ------------------------------------------------
                 LTM [4]    1998 (E) [5]      1999 (E) [5]                         LTM [4]       1998 (E) [5]      1999 (E) [5]
                 -------    ------------      ------------                         -------      ------------       ------------
NET INCOME           15.0 x          14.9 x            13.4 x           REVENUES       1.29 x            1.28 x             1.22 x

                                                                        EBITDA [6]      8.2 x             8.2 x              7.6 x

BOOK VALUE [2]       2.24 x                                             EBIT [7]       10.5 x            10.3 x              9.6 x
-----------------------------------------------------------------------------------------------------------------------------------


                                                   AVERAGE STOCK PRICE FOR LAST          IPO       ALL-TIME         ALL-TIME
                              STOCK PRICE     ---------------------------------------   PRICE     HIGH CLOSING      LOW CLOSING
                              AS OF 1/13/99   5 DAYS    30 DAYS    60 DAYS    90 DAYS   5/24/95   PRICE (7/2/96)   PRICE (1/27/98)
                              -------------   ------    -------    -------    -------   -------   --------------   ---------------
ACTUAL VALUE                     $10.63       $11.34     $10.86     $11.36    $ 12.20   $ 14.50         $  51.69           $ 9.56

PREMIUM AT $15.00 PER SHARE      41.2%         32.3%       38.1%      32.1%      22.9%      3.4%           (71.0)%           56.9%


                                                STOCK PRICE BEFORE NEW ANNOUNCEMENT
                                              ---------------------------------------
                                              1/13/98    1 WEEK PRIOR   4 WEEKS PRIOR
                                              -------    ------------   -------------
ACTUAL VALUE                                  $ 10.63          $11.00          $10.31

PREMIUM AT $15.00 PER SHARE                      41.2%           36.4%           45.5%

--------------------
[1] As of October 31, 1998.
[2] Net debt and book value as of September 30, 1998.
[3] Consists of remaining DentLease funding obligation and repurchase of Series
    A preferred stock.
[4] LTM as of September 30, 1998. Excludes goodwill impairment charge of $59.0 million and other one-time charges of $9.4 million. Assumed tax rate is 38.0%.
[5] Projections provided by Robinson-Humphrey Research dated October 27, 1998. [6] Defined as earnings before interest, taxes, depreciation and amortization. [7] Defined as earnings before interest and taxes.
[8] Assumes announcement on January 19, 1999.

The Robinson-Humphrey Company

PROJECT GOLDCAP
CURRENT VESTED OPTIONS SCHEDULE
------------------------------------------------------------------------------

                                                                        Cumulative
   Vested                                                                 Vested                 Cumulative
   Options              Exercise               Aggregate                  Options                  Exercise
 Outstanding              Price              Exercise Price             Outstanding                 Price
-------------         --------------     ----------------------      ----------------      --------------------
       36,000                  $0.49                 $17,604.00                36,000                $17,604.00
        6,750                  $2.96                 $19,986.75                42,750                $37,590.75
        1,000                  $5.89                  $5,894.00                43,750                $43,484.75
       32,500 [1]             $12.50                $406,250.00                76,250               $449,734.75
        9,000                 $14.50                $130,500.00                85,250               $580,234.75
       80,000                 $16.12              $1,289,600.00               165,250             $1,869,834.75
       20,000                 $16.34                $326,800.00               185,250             $2,196,634.75
       80,000                 $19.35              $1,548,000.00               265,250             $3,744,634.75
       10,000                 $20.50                $205,000.00               275,250             $3,949,634.75
       20,000                 $23.22                $464,400.00               295,250             $4,414,034.75
        1,250                 $26.00                 $32,500.00               296,500             $4,446,534.75
       20,000                 $27.86                $557,200.00               316,500             $5,003,734.75
       21,000                 $29.00                $609,000.00               337,500             $5,612,734.75
      150,750                 $29.75              $4,484,812.50               488,250            $10,097,547.25
       12,500                 $30.25                $378,125.00               500,750            $10,475,672.25
       57,000                 $36.25              $2,066,250.00               557,750            $12,541,922.25
        2,500                 $39.50                 $98,750.00               560,250            $12,640,672.25
        2,000                 $42.75                 $85,500.00               562,250            $12,726,172.25
-------------                            ----------------------

      562,250                                    $12,726,172.25


                            Cumulative                                            Additional
     Deal                    Exercise                 In-the-Money                  Shares                      Fully Diluted
    Price [2]                 Price                     Options                   Outstanding                   Shares Out [3]
------------------     ---------------------     -----------------------     ------------------------     -----------------------
     $15.00                  $580,235                    85,250                     46,568                       10,159,197


                                                                                  Cumulative                    Net Value of
     Deal                  In-the-Money                Value of                    Exercise                     In-the-Money
    Price [2]                Options                   Options                      Price                         Options
------------------     ---------------------     -----------------------     ------------------------     ------------------------
     $15.00                  85,250                   $1,278,750                   $580,235                       $698,515

--------------------------
[1] Includes 22,500 options which vested on January 12, 1999.
[2] Assumes 10,112,629 pre-deal shares outstanding.
[3] Uses the treasury stock method.

The Robinson-Humphrey Company

PROJECT GOLDCAP
ANALYSIS OF DHDC DEFERRED LIABILITIES
-------------------------------------------------------------------------------
(Dollars in Thousands)

                                                                       Year Ending December 31,
                                                  -----------------------------------------------------------------
                                                       1997              1998             1999             2000
                                                  -------------     ------------     -------------    -------------
Remaining DentLease Funding Obligation                      --               --                --         $  4,000

        Present value [1]                                               $ 3,133


DHDC Series A Preferred Stock                         $ 10,930          $14,318          $ 18,757         $ 24,572
        -$10.0 million initial investment
        -Accrued dividends at 31%
             compounded annually

        Present value [1]                                               $19,243


                                                                   ------------
Present value of DHDC deferred liabilities                              $22,376
                                                                   ------------


                                                                   ------------
        Per share                                                         $2.21
                                                                   ------------

-----------------------
[1] Discounted at 13.0% annually.
[2] Issued September 12, 1997. Matures September 12, 2004. Purchase option begins February 28, 2001.

The Robinson-Humphrey Company


PROJECT GOLDCAP
VALUATION SUMMARY
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

MARKET COMPARISON OF SELECTED PUBLIC COMPANIES

                                                                        ------------------

                                                                            AVERAGE
                                                                            -------
DENTAL MANAGED CARE COMPANIES

Aggregate Equity Value                                                        $109,947

Per Share Equity Value                                                        $  10.87

DENTAL MANAGED CARE AND DENTAL PRACTICE MANAGEMENT COMPANIES

Aggregate Equity Value                                                        $116,044

Per Share Equity Value                                                        $  11.48

MULTI-MARKET HMO COMPANIES

Aggregate Equity Value                                                        $160,300

Per Share Equity Value                                                        $  15.85

                                                                        ------------------

The Robinson-Humphrey Company


PROJECT GOLDCAP
VALUATION SUMMARY
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

PURCHASE PRICE MULTIPLES ANALYSIS OF SELECTED M&A TRANSACTIONS


                                                               AVERAGE                                                    AVERAGE
                                                               -------                                                    -------
DENTAL MANAGED CARE ACQUISITIONS - HISTORICAL MULTPLES                    HMO ACQUISITIONS - HISTORICAL MULTIPLES

Aggregate Equity Value                                         $182,670   Aggregate Equity Value                         $245,660

Per Share Equity Value                                           $18.06   Per Share Equity Value                           $24.29

DENTAL MANAGED CARE ACQUISITIONS - FORWARD MULTIPLES                      HMO ACQUISITIONS - FORWARD P/E MULTIPLES

Aggregate Equity Value                                         $111,229   Aggregate Equity Value                         $205,397

Per Share Equity Value                                           $11.00   Per Share Equity Value                           $20.31

UNITED DENTAL CARE ACQUISITIONS - HISTORICAL MULTIPLES                    HMO ACQUISITIONS - PREMIUMS

Aggregate Equity Value                                         $168,298   Aggregate Equity Value                         $134,761

Per Share Equity Value                                           $16.64   Per Share Equity Value                           $13.33

UNITED DENTAL CARE ACQUISITIONS - FORWARD MULTIPLES                       MERGERSTAT REVIEW - P/E MULTIPLES

Aggregate Equity Value                                         $169,700   Aggregate Equity Value                         $238,027

Per Share Equity Value                                           $16.78   Per Share Equity Value                           $23.54

DENTAL MANAGED CARE AND DENTAL PRACTICE MANAGEMENT COMPANIES              MERGERSTAT REVIEW - PREMIUMS

Aggregate Equity Value                                         $165,012   Aggregate Equity Value                         $145,686

Per Share Equity Value                                           $16.32   Per Share Equity Value                           $14.41

                                                                          PREMIUMS ANALYSIS

                                                                          Aggregate Equity Value                         $143,005

                                                                          Per Share Equity Value                           $14.14

The Robinson-Humphrey Company

PROJECT GOLDCAP
VALUATION SUMMARY
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

DISCOUNTED CASH FLOW ANALYSIS



                                                   --------              --------          -----------
                                                     HIGH                  LOW               AVERAGE
                                                     ----                  ---               -------
EBIT EXIT MULTIPLE

Aggregate Equity Value                             $274,231              $103,985            $165,317

Per Share Equity Value                             $  27.12              $  10.28            $  16.35

EBITDA EXIT MULTIPLE

Aggregate Equity Value                             $235,505              $ 98,727            $153,421

Per Share Equity Value                             $  23.29              $   9.76            $  15.17
                                                   --------              --------            --------


         --------------------------------------------------------------------------------------------
         AVERAGE
         AGGREGATE EQUITY VALUE                                                              $159,369
         PER SHARE EQUITY VALUE                                                              $  15.76
         --------------------------------------------------------------------------------------------

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
                     HISTORICAL INCOME STATEMENT INFORMATION
             (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                  YEAR ENDED DECEMBER 31,              THREE MONTHS ENDED MARCH 31,
                                                         -----------------------------------------     ----------------------------
                                                           1995            1996            1997           1997           1998
                                                         ---------       ---------       ---------       --------       --------
Revenues:
   Subscriber premiums                                   $ 104,898       $ 135,807       $ 143,396       $ 35,636       $ 35,422
   Affiliated practice revenue                                  --              --           7,113             --          5,292
   Other revenue                                             1,763           5,262           8,217          2,199          1,728
                                                         ---------       ---------       ---------       --------       --------

   Total revenue                                           106,661         141,069         158,726         37,835         42,442

Expenses:
   Dental care providers' fees and claim costs              62,218          73,431          81,690 [1]     19,544         19,428 [1]
   Commissions                                              10,763          12,184          13,272          3,172          3,265
   Premium taxes                                             1,392           1,018           1,047            265            261
   DHMI operating expense                                       --              --              --             --          4,605
   General and administrative                               19,435          30,394          44,318 [2]      7,860          8,374 [2]
   Depreciation and amortization                             2,717           5,153           5,735          1,321          1,379
   Goodwill impairment                                          --              --          58,953             --             --
                                                         ---------       ---------       ---------       --------       --------

   Total expenses                                           96,525         122,180         205,015         32,162         37,312
                                                         ---------       ---------       ---------       --------       --------

Operating income (loss)                                     10,136          18,889         (46,289)[3]      5,673          5,130 [3]

Other expense (income):
   Interest income                                            (735)           (585)           (725)          (161)          (254)
   Interest expense                                          1,970           1,935           3,239            708          1,013
   Other, net                                                  (68)           (219)              2            (45)            --
                                                         ---------       ---------       ---------       --------       --------

   Total other expense                                       1,167           1,131           2,516            502            759
                                                         ---------       ---------       ---------       --------       --------

Income (loss) before provision for income taxes
          and extraordinary item                             8,969          17,758         (48,805)         5,171          4,371

Income tax provision                                         3,765           7,866           4,900          2,332          1,878
                                                         ---------       ---------       ---------       --------       --------

Income (loss) before extraordinary item                      5,204           9,892         (53,705)         2,839          2,493

Extraordinary loss on early extinguishment of debt,
          net of income tax benefit                            498              --              --             --             --
                                                         ---------       ---------       ---------       --------       --------

Net income (loss)                                        $   4,706       $   9,892       $ (53,705)[3]   $  2,839       $  2,493 [3]
                                                         =========       =========       =========       ========       ========

Income (loss) per common share - diluted                 $    0.68       $    0.97       $   (5.32)[3]   $   0.28       $   0.25 [3]
   Extraordinary loss                                         0.07              --              --             --             --
                                                         ---------       ---------       ---------       --------       --------
   Net income (loss) per common share                    $    0.61       $    0.97       $   (5.32)      $   0.28       $   0.25
                                                         =========       =========       =========       ========       ========

Diluted weighted average common shares outstanding           7,352          10,177          10,098         10,167         10,175
                                                         =========       =========       =========       ========       ========

EBITDA (excluding one-time charges)                      $  12,853       $  24,042       $  27,799       $  6,994       $  6,509
EBITDA per share:                                        $    1.75       $    2.36       $    2.75       $   0.69       $   0.64
After-tax EBITDA per share:                              $    1.01       $    1.32       $    1.56       $   0.38       $   0.36

                                                         SIX MONTHS ENDED JUNE 30,      NINE MONTHS ENDED SEPT. 30,
                                                         -------------------------      ---------------------------
                                                            1997           1998             1997            1998
                                                          --------       --------        ---------       ---------
Revenues:
   Subscriber premiums                                    $ 71,488       $ 71,404        $ 107,470       $ 106,830
   Affiliated practice revenue                                  --         11,115            3,343          17,207
   Other revenue                                             4,547          3,486            6,356           5,474
                                                          --------       --------        ---------       ---------

   Total revenue                                            76,035         86,005          117,169         129,511

Expenses:
   Dental care providers' fees and claim costs              39,450         38,934           59,299          58,448
   Commissions                                               6,364          6,612            9,916           9,979
   Premium taxes                                               521            455              784             680
   DHMI operating expense                                       --          9,867            2,140          15,516
   General and administrative                               15,827         16,667           23,918          24,704
   Depreciation and amortization                             2,676          2,854            4,229           4,214
   Goodwill impairment                                          --          3,486               --              --
                                                          --------       --------        ---------       ---------

   Total expenses                                           64,838         75,388          100,286         113,541
                                                          --------       --------        ---------       ---------

Operating income (loss)                                     11,197         10,617           16,883          15,970

Other expense (income):
   Interest income                                            (415)          (499)            (494)           (643)
   Interest expense                                          1,446          2,172            2,229           3,284
   Other, net                                                  (61)            (3)             (66)            (15)
                                                          --------       --------        ---------       ---------

   Total other expense                                         970          1,669            1,669           2,626
                                                          --------       --------        ---------       ---------

Income (loss) before provision for income taxes
          and extraordinary item                            10,227          8,948           15,214          13,345

Income tax provision                                         4,504          3,850            6,559           5,751
                                                          --------       --------        ---------       ---------

Income (loss) before extraordinary item                      5,723          5,098            8,655           7,594

Extraordinary loss on early extinguishment of debt,
          net of income tax benefit                             --             --               --              --
                                                          --------       --------        ---------       ---------

Net income (loss)                                         $  5,723       $  5,098        $   8,655       $   7,594
                                                          ========       ========        =========       =========

Income (loss) per common share - diluted                  $   0.56       $   0.50        $    0.85       $    0.75
   Extraordinary loss                                           --             --               --              --
                                                          --------       --------        ---------       ---------
   Net income (loss) per common share                     $   0.56       $   0.50        $    0.85       $    0.75
                                                          ========       ========        =========       =========

Diluted weighted average common shares outstanding          10,173         10,178           10,200          10,181
                                                          ========       ========        =========       =========

EBITDA (excluding one-time charges)                       $ 13,873       $ 13,471        $  21,112       $  20,184
EBITDA per share:                                         $   1.36       $   1.32        $    2.07       $    1.98
After-tax EBITDA per share:                               $   0.76       $   0.75        $    1.18       $    1.13



-------------------------------------
[1] Includes a $2.0 million one-time charge associated with terminating an indemnity relationship.
[2]  Includes $7.4 million in unusual and one-time charges.
[3] Excluding goodwill impairment charge and one-time charges, Goldcap would have reported $22.1 million in operating income, $11.1 million in net income and $1.10 in net income per share.

The Robinson-Humphrey Company



                                 PROJECT GOLDCAP
              COMMON-SIZED HISTORICAL INCOME STATEMENT INFORMATION
             (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                YEAR ENDED DECEMBER 31,         THREE MONTHS ENDED MARCH 31,
                                                         ----------------------------------     ----------------------------
                                                           1995          1996          1997          1997          1998
                                                         ------        ------        ------        ------        ------
Revenues:
    Subscriber premiums                                    98.3%         96.3%         90.3%         94.2%         83.5%
    Affiliated practice revenue                             0.0%          0.0%          4.5%          0.0%         12.5%
    Other revenue                                           1.7%          3.7%          5.2%          5.8%          4.1%
                                                          -----         -----         -----         -----         -----

    Total revenue                                         100.0%        100.0%        100.0%        100.0%        100.0%

Expenses:
    Dental care providers' fees and claim costs            58.3%         52.1%         51.5% [1]     51.7%         45.8%
    Commissions                                            10.1%          8.6%          8.4%          8.4%          7.7%
    Premium taxes                                           1.3%          0.7%          0.7%          0.7%          0.6%
    DHMI operating expense                                  0.0%          0.0%          0.0%          0.0%         10.9%
    General and administrative                             18.2%         21.5%         27.9% [2]     20.8%         19.7%
    Depreciation and amortization                           2.5%          3.7%          3.6%          3.5%          3.2%
    Goodwill impairment                                     0.0%          0.0%         37.1%          0.0%          0.0%
                                                          -----         -----         -----         -----         -----

    Total expenses                                         90.5%         86.6%        129.2%         85.0%         87.9%
                                                          -----         -----         -----         -----         -----

Operating income (loss)                                     9.5%         13.4%        (29.2)%[3]     15.0%         12.1%

Other expense (income):
    Interest income                                        (0.7)%        (0.4)%        (0.5)%        (0.4)%        (0.6)%
    Interest expense                                        1.8%          1.4%          2.0%          1.9%          2.4%
    Other, net                                             (0.1)%        (0.2)%         0.0%         (0.1)%         0.0%
                                                          -----         -----         -----         -----         -----

    Total other expense                                     1.1%          0.8%          1.6%          1.3%          1.8%
                                                          -----         -----         -----         -----         -----

Income (loss) before provision for income taxes
           and extraordinary item                           8.4%         12.6%        (30.7)%        13.7%         10.3%

Income tax provision                                        3.5%          5.6%          3.1%          6.2%          4.4%
                                                          -----         -----         -----         -----         -----

Income (loss) before extraordinary item                     4.9%          7.0%        (33.8)%         7.5%          5.9%

Extraordinary loss on early extinguishment of debt,
           net of income tax benefit                        0.5%          0.0%          0.0%          0.0%          0.0%
                                                          -----         -----         -----         -----         -----

Net income (loss)                                           4.4%          7.0%        (33.8)%[3]      7.5%          5.9%
                                                          =====         =====         =====         =====         =====


EBITDA (excluding one-time charges)                        12.1%         17.0%         17.5%         18.5%         15.3%

                                                        SIX MONTHS ENDED JUNE 30,     NINE MONTHS ENDED SEPT. 30,
                                                        -------------------------     ---------------------------
                                                          1997          1998              1997          1998
                                                         ------        ------            ------        ------
Revenues:
    Subscriber premiums                                    94.0%         83.0%             91.7%         82.5%
    Affiliated practice revenue                             0.0%         12.9%              2.9%         13.3%
    Other revenue                                           6.0%          4.1%              5.4%          4.2%
                                                          -----         -----             -----         -----

    Total revenue                                         100.0%        100.0%            100.0%        100.0%

Expenses:
    Dental care providers' fees and claim costs            51.9%         45.3%             50.6%         45.1%
    Commissions                                             8.4%          7.7%              8.5%          7.7%
    Premium taxes                                           0.7%          0.5%              0.7%          0.5%
    DHMI operating expense                                  0.0%         11.5%              1.8%         12.0%
    General and administrative                             20.8%         19.4%             20.4%         19.1%
    Depreciation and amortization                           3.5%          3.3%              3.6%          3.3%
    Goodwill impairment                                     0.0%          4.1%              0.0%          0.0%
                                                          -----         -----             -----         -----

    Total expenses                                         85.3%         87.7%             85.6%         87.7%
                                                          -----         -----             -----         -----

Operating income (loss)                                    14.7%         12.3%             14.4%         12.3%

Other expense (income):
    Interest income                                        (0.5)%        (0.6)%            (0.4)%        (0.5)%
    Interest expense                                        1.9%          2.5%              1.9%          2.5%
    Other, net                                             (0.1)%        (0.0)%            (0.1)%        (0.0)%
                                                          -----         -----             -----         -----

    Total other expense                                     1.3%          1.9%              1.4%          2.0%
                                                          -----         -----             -----         -----

Income (loss) before provision for income taxes
           and extraordinary item                          13.5%         10.4%             13.0%         10.3%

Income tax provision                                        5.9%          4.5%              5.6%          4.4%
                                                          -----         -----             -----         -----

Income (loss) before extraordinary item                     7.5%          5.9%              7.4%          5.9%

Extraordinary loss on early extinguishment of debt,
           net of income tax benefit                        0.0%          0.0%              0.0%          0.0%
                                                          -----         -----             -----         -----

Net income (loss)                                           7.5%          5.9%              7.4%          5.9%
                                                          =====         =====             =====         =====


EBITDA (excluding one-time charges)                        18.2%         15.7%             18.0%         15.6%


-----------------------------------------
[1] Includes a $2.0 million one-time charge associated with terminating an indemnity relationship.
[2]  Includes $7.4 million in unusual and one-time charges.
[3] Excluding goodwill impairment charge and one-time charges, Goldcap would have reported an operating income margin of 13.9% and a net income margin of 7.0%.

The Robinson-Humphrey Company



                                 PROJECT GOLDCAP
                      HISTORICAL BALANCE SHEET INFORMATION
                             (DOLLARS IN THOUSANDS)


                                                         DECEMBER 31,                MARCH 31,      JUNE 30,   SEPTEMBER 30,
                                               ---------------------------------     ---------      --------   -------------
                                                 1995        1996         1997          1998          1998          1998
                                               --------    --------    ---------     ---------     ---------     ---------
ASSETS
Current assets:
   Cash and cash equivalents                   $ 40,388    $ 26,959    $  21,963     $  15,568     $   9,726     $   9,980
   Accrued interest receivable                       84          48           --            --            15            13
   Premiums receivable from subscribers           3,637       3,121        5,554         4,556         4,440         7,541
   Patient accounts receivable                       --          --        1,668         2,201         2,100             0
   Income taxes receivable                           --         247          175            --            --            --
   Assets held for sale                             532          --           --            --            --            --
   Deferred income taxes                          1,416       3,106        5,081         5,081         2,578         1,438
   Other current assets                             197         602        2,842         4,067         1,932         1,874
                                               --------    --------    ---------     ---------     ---------     ---------

      Total current assets                       46,254      34,083       37,283        31,473        20,791        20,847

   Restricted funds                               1,463       2,070        2,321         2,234         2,320         2,268
   Property and equipment, net                    1,937       2,977        6,292         8,691        12,265        15,271
   Excess of purchase price over net
     assets acquired                             71,063     135,040       96,296       100,072       100,736       100,208
   Noncompetition agreements                      1,521         945          325           168            13             8
   Investment in DHDC                                --          --        1,500         1,500         1,500            --
   Unamortized loan fees                            172         189           --            --            23            --
   Reinsurance receivable                         6,332       5,388        5,417         5,467         5,493         5,547
   Cash surrender value of officers'
     life insurance                                 155         140           --            --           207           208
   Deferred income taxes                            243       2,026           --            --            --            --
   Other assets                                     256       1,309        1,437         1,849         1,947         3,494
                                               --------    --------    ---------     ---------     ---------     ---------

   Total assets                                $129,396    $184,167    $ 150,871     $ 151,454     $ 145,295     $ 147,849
                                               ========    ========    =========     =========     =========     =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Unearned revenue                            $ 10,300    $  9,582    $   9,538     $   9,231     $   9,197     $   8,807
   Accounts payable and accrued expenses          7,372      10,956       14,855        13,552        11,502         9,930
   Income taxes payable                             883          --           --            --           140          (344)
   Accrued interest payable                          --         390          109           152           110           161
   Life policy and contract claims reserves          37          68           --            --            63            63
   Dental claims reserves                         2,437       1,421        1,502         1,839         1,904         1,876
   Other current liabilities                         12       1,856           63            63        (3,327)       (3,037)
                                               --------    --------    ---------     ---------     ---------     ---------

      Total current liabilities                  21,041      24,273       26,067        24,837        19,589        17,455

   Aggregate reserves for life policies
     and contracts                                5,323       5,338        5,331         5,355         5,372         5,336
   Aggregate reserves for dental contracts          172          --           --            --            --            --
   Notes payable                                     --      41,663       56,595        55,102        54,233        56,481
   Deferred tax liability                            --          --        1,887         1,887            --            --
   Deferred compensation expense                    384         338          298           287           276           265
   Other liabilities                                299         372          417         1,217           453           443
                                               --------    --------    ---------     ---------     ---------     ---------

   Total liabilities                             27,219      71,984       90,595        88,685        79,922        79,980
                                               --------    --------    ---------     ---------     ---------     ---------

Commitments and contingencies
Stockholders' equity:
   Preferred stock                                   --          --           --            --            --            --
   Common stock                                     100         101          101           101           101           101
   Additional paid-in capital                    95,707      95,820       97,618        97,618        97,618        97,618
   Retained earnings                              6,370      16,262      (37,443)      (34,950)      (32,346)      (29,850)
                                               --------    --------    ---------     ---------     ---------     ---------

      Total stockholders' equity                102,177     112,183       60,276        62,769        65,373        67,869
                                               --------    --------    ---------     ---------     ---------     ---------

   Total liabilities and
     stockholders' equity                      $129,396    $184,167    $ 150,871     $ 151,454     $ 145,295     $ 147,849
                                               ========    ========    =========     =========     =========     =========

The Robinson-Humphrey Company



                                 PROJECT GOLDCAP
                COMMON-SIZED HISTORICAL BALANCE SHEET INFORMATION
                             (DOLLARS IN THOUSANDS)


                                                                     DECEMBER 31,             MARCH 31,    JUNE 30,  SEPTEMBER 30,
                                                            -----------------------------     ---------    --------  -------------
                                                            1995        1996         1997        1998        1998       1998
                                                            ----        ----         ----        ----        ----       ----
ASSETS
Current assets:
   Cash and cash equivalents                                31.2%       14.6%        14.6%       10.3%        6.7%       6.8%
   Accrued interest receivable                               0.1%        0.0%         0.0%        0.0%        0.0%       0.0%
   Premiums receivable from subscribers                      2.8%        1.7%         3.7%        3.0%        3.1%       5.1%
   Patient accounts receivable                               0.0%        0.0%         1.1%        1.5%        1.4%       0.0%
   Income taxes receivable                                   0.0%        0.1%         0.1%        0.0%        0.0%       0.0%
   Assets held for sale                                      0.4%        0.0%         0.0%        0.0%        0.0%       0.0%
   Deferred income taxes                                     1.1%        1.7%         3.4%        3.4%        1.8%       1.0%
   Other current assets                                      0.2%        0.3%         1.9%        2.7%        1.3%       1.3%
                                                           -----       -----        -----       -----       -----      -----

      Total current assets                                  35.7%       18.5%        24.7%       20.8%       14.3%      14.1%

   Restricted funds                                          1.1%        1.1%         1.5%        1.5%        1.6%       1.5%
   Property and equipment, net                               1.5%        1.6%         4.2%        5.7%        8.4%      10.3%
   Excess of purchase price over net assets acquired        54.9%       73.3%        63.8%       66.1%       69.3%      67.8%
   Noncompetition agreements                                 1.2%        0.5%         0.2%        0.1%        0.0%       0.0%
   Investment in DHDC                                        0.0%        0.0%         1.0%        1.0%        1.0%       0.0%
   Unamortized loan fees                                     0.1%        0.1%         0.0%        0.0%        0.0%       0.0%
   Reinsurance receivable                                    4.9%        2.9%         3.6%        3.6%        3.8%       3.8%
   Cash surrender value of officers' life insurance          0.1%        0.1%         0.0%        0.0%        0.1%       0.1%
   Deferred income taxes                                     0.2%        1.1%         0.0%        0.0%        0.0%       0.0%
   Other assets                                              0.2%        0.7%         1.0%        1.2%        1.3%       2.4%
                                                           -----       -----        -----       -----       -----      -----

   Total assets                                            100.0%      100.0%       100.0%      100.0%      100.0%     100.0%
                                                           =====       =====        =====       =====       =====      =====

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Unearned revenue                                          8.0%        5.2%         6.3%        6.1%        6.3%       6.0%
   Accounts payable and accrued expenses                     5.7%        5.9%         9.8%        8.9%        7.9%       6.7%
   Income taxes payable                                      0.7%        0.0%         0.0%        0.0%        0.1%      (0.2)%
   Accrued interest payable                                  0.0%        0.2%         0.1%        0.1%        0.1%       0.1%
   Life policy and contract claims reserves                  0.0%        0.0%         0.0%        0.0%        0.0%       0.0%
   Dental claims reserves                                    1.9%        0.8%         1.0%        1.2%        1.3%       1.3%
   Other current liabilities                                 0.0%        1.0%         0.0%        0.0%       (2.3%)     (2.1)%
                                                           -----       -----        -----       -----       -----      -----

      Total current liabilities                             16.3%       13.2%        17.3%       16.4%       13.5%      11.8%

   Aggregate reserves for life policies and contracts        4.1%        2.9%         3.5%        3.5%        3.7%       3.6%
   Aggregate reserves for dental contracts                   0.1%        0.0%         0.0%        0.0%        0.0%       0.0%
   Notes payable                                             0.0%       22.6%        37.5%       36.4%       37.3%      38.2%
   Deferred tax liability                                    0.0%        0.0%         1.3%        1.2%        0.0%       0.0%
   Deferred compensation expense                             0.3%        0.2%         0.2%        0.2%        0.2%       0.2%
   Other liabilities                                         0.2%        0.2%         0.3%        0.8%        0.3%       0.3%
                                                           -----       -----        -----       -----       -----      -----

   Total liabilities                                        21.0%       39.1%        60.0%       58.6%       55.0%      54.1%
                                                           -----       -----        -----       -----       -----      -----

Commitments and contingencies
Stockholders' equity:
   Preferred stock                                           0.0%        0.0%         0.0%        0.0%        0.0%       0.0%
   Common stock                                              0.1%        0.1%         0.1%        0.1%        0.1%       0.1%
   Additional paid-in capital                               74.0%       52.0%        64.7%       64.5%       67.2%      66.0%
   Retained earnings                                         4.9%        8.8%       (24.8)%     (23.1)%     (22.3)%    (20.2)%
                                                           -----       -----        -----       -----       -----      -----

      Total stockholders' equity                            79.0%       60.9%        40.0%       41.4%       45.0%      45.9%
                                                           -----       -----        -----       -----       -----      -----

   Total liabilities and stockholders' equity              100.0%      100.0%       100.0%      100.0%      100.0%     100.0%
                                                           =====       =====        =====       =====       =====      =====

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
                 HISTORICAL STATEMENT OF CASH FLOWS INFORMATION
                             (DOLLARS IN THOUSANDS)


                                                                        YEAR ENDED DECEMBER 31,     NINE MONTHS ENDED SEPTEMBER 30,
                                                                   -------------------------------- -------------------------------
                                                                     1995        1996        1997           1997        1998
                                                                   --------    --------    --------       --------    --------

Cash flows from operating activities:
    Net income (loss)                                              $  4,706    $  9,892    $(53,705)      $  8,655    $  7,594
    Adjustments to reconcile net income (loss) to net cash
      provided by operating activities:
       Depreciation and amortization                                  2,855       5,248       5,735          4,312       4,214
       Goodwill impairment                                               --          --      58,953             --          --
       (Gain) loss on sale of assets held for sale                       23        (174)         --             --          --
       Gain on sale of property and equipment                            --         (53)        (12)           (14)         --
       Loss on sale of property and equipment                            --          --          65             --          --
       Bad debt expense                                                  --          --         183             --          --
       Extraordinary loss on early extinguishment of debt               803          --          --             --          --
       Deferred income tax expense (benefit)                           (255)      1,526       2,136          6,438       1,756
       Changes in assets and liabilities:
         Premiums receivable from subscribers                          (203)      1,813      (2,433)        (1,548)       (477)
         Patient receivables                                             --          --      (1,029)            --          --
         Income taxes receivable                                        213        (231)         71         (2,310)       (169)
         Other assets                                                (1,181)        (73)     (3,487)        (4,581)     (3,482)
         Unearned revenue                                             1,213      (1,445)        (59)          (756)       (731)
         Accounts payable and accrued expenses                         (424)     (3,200)       (300)        (4,465)     (5,075)
         Income taxes payable                                           854        (903)         --             --          --
         Other liabilities                                             (146)     (2,895)     (1,781)        (1,707)         17
                                                                   --------    --------    --------       --------    --------

                Net cash provided by operating activities             8,458       9,505       4,337          4,024       3,646
                                                                   --------    --------    --------       --------    --------

Cash flows from investing activities:
    Additions to property and equipment                              (1,076)     (2,394)     (3,985)        (2,686)    (10,718)
    Proceeds from sale of assets held for sale                        1,323         694          --             --          --
    Increase in restricted cash                                        (106)       (607)       (175)           (86)         53
    Proceeds from sale of property and equipment                         --         253          37             24          --
    Cash surrender value of life insurance                              (28)         15         (28)            (9)         --
    Purchases of businesses, net of cash acquired                   (31,188)    (62,462)    (20,770)       (18,744)     (4,850)
                                                                   --------    --------    --------       --------    --------

                Net cash used in investing activities               (31,075)    (64,501)    (24,921)       (21,501)    (15,515)
                                                                   --------    --------    --------       --------    --------

Cash flows from financing activities:
    Repayment of notes payable                                      (26,600)     57,697      59,456             --          --
    Borrowings under credit agreement                                25,000     (16,034)    (44,525)            --          --
    Repayments under credit agreement                               (25,000)       (112)         --         14,307        (114)
    Loan fees paid                                                     (240)         --          --             --          --
    Repayment of subordinated notes                                  (7,947)         --          --             --          --
    Retirement of preferred stock                                    (5,377)         --          --             --          --
    Proceeds from initial public offering, net of
      issuance cost                                                  51,442          --          --             --          --
    Proceeds from secondary public offering, net of
      issuance cost                                                  42,047          --          --             --          --
    Proceeds from exercise of stock options                              --          66          21             21          --
    Proceeds from employee stock purchase plan                           --          48          53             --          --
    Tax benefit realized from exercise of
      nonqualified stock options                                         --          --         583            583          --
    Other                                                                --         (98)         --             --          --
                                                                   --------    --------    --------       --------    --------

                Net cash provided by financing activities            53,325      41,567      15,588         14,911        (114)
                                                                   --------    --------    --------       --------    --------

                Increase (decrease) in cash and cash equivalents     30,708     (13,429)     (4,996)        (2,566)    (11,983)
Cash and equivalents, beginning of period                             9,680      40,388      26,959         26,959      21,963
                                                                   --------    --------    --------       --------    --------

Cash and equivalents, end of period                                $ 40,388    $ 26,959    $ 21,963       $ 24,393    $  9,980
                                                                   ========    ========    ========       ========    ========

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
                HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                      THREE MONTHS ENDED  THREE MONTHS ENDED  THREE MONTHS ENDED  NINE MONTHS ENDED
                                                      ------------------  ------------------  ------------------  -----------------
                                                           MARCH 31,           JUNE 30,          SEPTEMBER 30,        SEPTEMBER 30,
                                                             1998                1998                1998                  1998
                                                      ------------------  ------------------  ------------------  -----------------
Revenues:
      Subscriber premiums                                  $ 35,422            $ 35,982            $ 35,425          $ 106,830
      Affiliated practice revenue                             5,292               5,824               6,092             17,207
      Other revenue                                           1,728               1,757               1,989              5,474
                                                           --------            --------            --------          ---------
      Total revenue                                          42,442              43,563              43,506            129,511

Expenses:
      Dental care providers' fees and claim costs            19,428              19,505              19,514             58,448
      Commissions                                             3,265               3,346               3,368              9,979
      Premium taxes                                             261                 194                 225                680
      DHMI operating expenses                                 4,605               5,262               5,649             15,516
      General and administrative                              8,374               8,293               8,036             24,704
      Goodwill impairment                                         0                   0                   0                  0
      Depreciation and amortization                           1,379               1,475               1,360              4,214
                                                           --------            --------            --------          ---------
      Total operating expenses                               37,312              38,075              38,152            113,541
                                                           --------            --------            --------          ---------
Operating income (loss)                                       5,130               5,487               5,354             15,970

Other (income)/ expense
      Interest (income)                                        (254)               (245)               (144)              (643)
      Interest expense                                        1,013               1,159               1,112              3,284
      Other, net                                                  0                  (3)                (12)               (15)
                                                           --------            --------            --------          ---------
      Total other (income) expense                              759                 910                 956              2,626
                                                           --------            --------            --------          ---------
Income before income taxes                                    4,371               4,577               4,398             13,345
Provision for income taxes                                    1,878               1,972               1,901              5,751
                                                           --------            --------            --------          ---------
      % rate                                                   43.0%               43.1%               43.2%              43.1%

Net income before extraordinary item                       $  2,493            $  2,605            $  2,497          $   7,594
                                                           ========            ========            ========          =========

Diluted weighted average shares outstanding                  10,175              10,181              10,188             10,174

Diluted earnings per share                                 $   0.25            $   0.26            $   0.25          $    0.75

EBITDA (excluding one-time charges)                           6,509               6,962               6,714             20,184

EBITDA per share                                           $   0.64            $   0.68            $   0.66          $    1.98

After-tax EBITDA per share                                 $   0.36            $   0.39            $   0.37          $    1.13

The Robinson-Humphrey Company



                                 PROJECT GOLDCAP
               HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                      THREE MONTHS ENDED  THREE MONTHS ENDED  THREE MONTHS ENDED  NINE MONTHS ENDED
                                                      ------------------  ------------------  ------------------  -----------------
                                                           MARCH 31,           JUNE 30,          SEPTEMBER 30,        SEPTEMBER 30,
                                                             1998                1998                1998                  1998
                                                      ------------------  ------------------  ------------------  -----------------
Revenues:
      Subscriber premiums                                    83.5%               82.6%               81.4%               82.5%
      Affiliated practice revenue                            12.5%               13.4%               14.0%               13.3%
      Other revenue                                           4.1%                4.0%                4.6%                4.2%
                                                            -----               -----               -----               -----

      Total revenue                                         100.0%              100.0%              100.0%              100.0%

Expenses:
      Dental care providers' fees and claim costs            45.8%               44.8%               44.9%               45.1%
      Commissions                                             7.7%                7.7%                7.7%                7.7%
      Premium taxes                                           0.6%                0.4%                0.5%                0.5%
      DHMI operating expenses                                10.9%               12.1%               13.0%               12.0%
      General and administrative                             19.7%               19.0%               18.5%               19.1%
      Goodwill impairment                                     0.0%                0.0%                0.0%                0.0%
      Depreciation and amortization                           3.2%                3.4%                3.1%                3.3%
                                                            -----               -----               -----               -----
      Total operating expenses                               87.9%               87.4%               87.7%               87.7%
                                                            -----               -----               -----               -----

Operating income (loss)                                      12.1%               12.6%               12.3%               12.3%

Other (income)/ expense
      Interest (income)                                      (0.6)%              (0.6)%              (0.3)%              (0.5)%
      Interest expense                                        2.4%                2.7%                2.6%                2.5%
      Other, net                                              0.0%               (0.0)%              (0.0)%              (0.0)%
                                                            -----               -----               -----               -----
      Total other (income) expense                            1.8%                2.1%                2.2%                2.0%
                                                            -----               -----               -----               -----
Income before income taxes                                   10.3%               10.5%               10.1%               10.3%
Provision for income taxes                                    4.4%                4.5%                4.4%                4.4%
                                                            -----               -----               -----               -----
Net income                                                    5.9%                6.0%                5.7%                5.9%
                                                            =====               =====               =====               =====

EBITDA (excluding one-time charges)                          15.3%               16.0%               15.4%               15.6%

The Robinson-Humphrey Company



                                PROJECT GOLDCAP
               HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                        THREE MONTHS ENDED                        YEAR ENDED
                                                       -------------------------------------------------------   ------------
                                                        MARCH 31,     JUNE 30,     SEPTEMBER 30    DECEMBER 31   DECEMBER 31,
                                                          1997          1997           1997           1997           1997
                                                       -------------------------------------------------------   ------------
Revenues:
     Subscriber premiums                               $ 35,636       $ 35,852       $ 35,982       $ 35,926       $ 143,396
     Affiliated practice revenue                             --             --          3,343          3,774           7,113
     Other revenue                                        2,199          2,348          1,809          1,857           8,217
                                                       --------       --------       --------       --------       ---------
     Total revenue                                       37,835         38,200         41,134         41,557         158,726

Expenses:
     Dental care providers' fees and claim costs         19,544         19,906         19,849         22,391  [1]     81,690  [1]
     Commissions                                          3,172          3,192          3,552          3,356          13,272
     Premium taxes                                          265            256            263            263           1,047
     DHMI operating expenses                                 --             --             --             --              --
     General and administrative                           7,860          7,967         10,231         18,260  [2]     44,318  [2]
     Goodwill impairment                                     --             --             --         58,953          58,953
     Depreciation and amortization                        1,321          1,355          1,553          1,506           5,735
                                                       --------       --------       --------       --------       ---------
     Total operating expenses                            32,162         32,676         35,448        104,729         205,015
                                                       --------       --------       --------       --------       ---------
Operating income (loss)                                   5,673          5,524          5,686        (63,172) [3]    (46,289) [4]

Other (income)/ expense
     Interest (income)                                     (161)          (254)           (79)          (231)           (725)
     Interest expense                                       708            738            783          1,010           3,239
     Other, net                                             (45)           (16)            (5)            68               2
                                                       --------       --------       --------       --------       ---------
     Total other (income) expense                           502            468            699            847           2,516
                                                       --------       --------       --------       --------       ---------
Income before income taxes                                5,171          5,056          4,987        (64,019)        (48,805)
Provision for income taxes                                2,332          2,172          2,055         (1,659)          4,900
                                                       --------       --------       --------       --------       ---------
     % rate                                                45.1%          43.0%          41.2%            NM           (10.0)%

Net income before extraordinary item                   $  2,839       $  2,884       $  2,932       $(62,360) [3]  $ (53,705) [4]
                                                       ========       ========       ========       ========       =========

Diluted weighted average shares outstanding              10,167         10,179         10,238         10,110          10,098

Diluted earnings per share                             $   0.28       $   0.28       $   0.29       $  (6.17) [3]  $   (5.32) [4]

EBITDA (excluding one-time charges)                       6,994          6,879          7,239          6,687          27,799

EBITDA per share                                       $   0.69       $   0.68       $   0.71       $   0.66       $    2.75

After-tax EBITDA per share                             $   0.38       $   0.39       $   0.42       $   0.37       $    1.56

-----------------------------------------
[1] Includes a $2.0 million one-time charge associated with terminating an indemnity relationship.
[2]   Includes $7.4 million in unusual and one-time charges.
[3] Excluding goodwill impairment charge and one-time charges, Goldcap would have reported $5.2 million in operating income, $2.4 million in net income and $0.24 in net income per share.
[4] Excluding goodwill impairment charge and one-time charges, Goldcap would have reported $22.1 million in operating income, $11.1 million in net income and $1.10 in net income per share.

The Robinson-Humphrey Company, LLC



                                PROJECT GOLDCAP
         COMMON-SIZED HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                        THREE MONTHS ENDED                         YEAR ENDED
                                                        ------------------------------------------------------    ------------
                                                        MARCH 31,     JUNE 30,     SEPTEMBER 30    DECEMBER 31    DECEMBER 31,
                                                          1997          1997           1997           1997           1997
                                                        ------------------------------------------------------    ------------
Revenues:
     Subscriber premiums                                   94.2%          93.9%          87.5%          86.4%            90.3%
     Affiliated practice revenue                            0.0%           0.0%           8.1%           9.1%             4.5%
     Other revenue                                          5.8%           6.1%           4.4%           4.5%             5.2%
                                                        -------       --------       --------       --------      -----------
     Total revenue                                        100.0%         100.0%         100.0%         100.0%           100.0%

Expenses:
     Dental care providers' fees and claim costs           51.7%          52.1%          48.3%          53.9% [1]        51.5% [1]
     Commissions                                            8.4%           8.4%           8.6%           8.1%             8.4%
     Premium taxes                                          0.7%           0.7%           0.6%           0.6%             0.7%
     DHMI operating expenses                                0.0%           0.0%           0.0%           0.0%             0.0%
     General and administrative                            20.8%          20.9%          24.9%          43.9% [2]        27.9% [2]
     Goodwill impairment                                    0.0%           0.0%           0.0%         141.9%            37.1%
     Depreciation and amortization                          3.5%           3.5%           3.8%           3.6%             3.6%
                                                        -------       --------       --------       --------      -----------
     Total operating expenses                              85.0%          85.5%          86.2%         252.0%           129.2%
                                                        -------       --------       --------       --------      -----------
Operating income (loss)                                    15.0%          14.5%          13.8%        (152.0)%[3]       (29.2)%[4]

Other (income)/ expense
     Interest (income)                                     (0.4)%         (0.7)%         (0.2)%         (0.6)%          (0.5)%
     Interest expense                                       1.9%           1.9%           1.9%           2.4%            2.0%
     Other, net                                            (0.1)%         (0.0)%         (0.0)%          0.2%            0.0%
                                                        -------       --------       --------       --------      ----------
     Total other (income) expense                           1.3%           1.2%           1.7%           2.0%            1.6%
                                                        -------       --------       --------       --------      ----------
Income before income taxes                                 13.7%          13.2%          12.1%        (154.1)%         (30.7)%
Provision for income taxes                                  6.2%           5.7%           5.0%          (4.0)%           3.1%
                                                        -------       --------       --------       --------      ----------

Net income                                                  7.5%           7.5%           7.1%        (150.1)%[3]      (33.8)%[4]
                                                        =======       ========       ========       ========      ==========
EBITDA (excluding one-time charges)                        18.5%          18.0%          17.6%          16.1%           17.5%

-------------------
[1] Includes a $2.0 million one-time charge associated with terminating an indemnity relationship.
[2]   Includes $7.4 million in unusual and one-time charges.
[3] Excluding goodwill impairment charge and one-time charges, Goldcap would have reported an operating income margin of 12.5% and a net income margin of 5.8%.
[4] Excluding goodwill impairment charge and one-time charges, Goldcap would have reported an operating income margin of 13.9% and a net income margin of 7.0%.

The Robinson-Humphrey Company



                                PROJECT GOLDCAP
               HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                              THREE MONTHS ENDED                       YEAR ENDED
                                                             -------------------------------------------------------  -------------
                                                              MARCH 31,     JUNE 30,     SEPTEMBER 30    DECEMBER 31   DECEMBER 31,
                                                                1996          1996           1996           1996          1996
                                                             -------------------------------------------------------  -------------
Revenues:
     Subscriber premiums                                     $ 30,831       $ 33,384       $ 35,443       $ 36,149       $ 135,807
     Affiliated practice revenue                                   --             --             --             --              --
     Other revenue                                                554          1,377          1,704          1,627           5,262
                                                             --------       --------       --------       --------       ---------
     Total revenue                                             31,385         34,761         37,147         37,776         141,069

Expenses:
     Dental care providers' fees and claim costs               16,481         17,967         19,196         19,787          73,431
     Commissions                                                3,013          3,091          2,949          3,131          12,184
     Premium taxes                                                259            264            264            231           1,018
     DHMI operating expenses                                       --             --             --             --              --
     General and administrative                                 6,771          7,831          7,964          7,828          30,394
     Goodwill impairment                                           --             --             --             --              --
     Depreciation and amortization                              1,047          1,287          1,389          1,430           5,153
                                                             --------       --------       --------       --------       ---------
     Total operating expenses                                  27,571         30,440         31,762         32,407         122,180
                                                             --------       --------       --------       --------       ---------

Operating income (loss)                                         3,814          4,321          5,385          5,369          18,889

Other (income)/ expense
     Interest (income)                                           (153)          (145)          (117)          (170)           (585)
     Interest expense                                              46            434            697            758           1,935
     Other, net                                                   (10)          (299)            96             (6)           (219)
                                                             --------       --------       --------       --------       ---------
     Total other (income) expense                                (117)           (10)           676            582           1,131
                                                             --------       --------       --------       --------       ---------
Income before income taxes                                      3,931          4,331          4,709          4,787          17,758
Provision for income taxes                                      1,694          1,924          2,103          2,145           7,866
     % rate                                                  --------       --------       --------       --------       ---------
                                                                 43.1%          44.4%          44.7%          44.8%           44.3%

Net income before extraordinary item                         $  2,237       $  2,407       $  2,606       $  2,642       $   9,892
                                                             ========       ========       ========       ========       =========

Diluted weighted average shares outstanding                    10,156         10,185         10,163         10,172          10,177

Diluted earnings per share                                   $   0.22       $   0.24       $   0.26       $   0.26       $    0.97

EBITDA (excluding one-time charges)                             4,861          5,608          6,774          6,799          24,042

EBITDA per share                                             $   0.48       $   0.55       $   0.67       $   0.67       $    2.36

After-tax EBITDA per share                                   $   0.27       $   0.31       $   0.37       $   0.37       $    1.32

The Robinson-Humphrey Company



                                PROJECT GOLDCAP
         COMMON-SIZED HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                        THREE MONTHS ENDED                       YEAR ENDED
                                                       -------------------------------------------------------  -------------
                                                       MARCH 31,      JUNE 30,     SEPTEMBER 30    DECEMBER 31   DECEMBER 31,
                                                         1996           1996           1996           1996          1996
                                                       -------------------------------------------------------  -------------
Revenues:
     Subscriber premiums                                  98.2%          96.0%        95.4%            95.7%           96.3%
     Affiliated practice revenue                           0.0%           0.0%         0.0%             0.0%            0.0%
     Other revenue                                         1.8%           4.0%         4.6%             4.3%            3.7%
                                                       -------        -------      -------         --------        --------
     Total revenue                                       100.0%         100.0%       100.0%           100.0%          100.0%

Expenses:
     Dental care providers' fees and claim costs          52.5%          51.7%        51.7%            52.4%           52.1%
     Commissions                                           9.6%           8.9%         7.9%             8.3%            8.6%
     Premium taxes                                         0.8%           0.8%         0.7%             0.6%            0.7%
     DHMI operating expenses                               0.0%           0.0%         0.0%             0.0%            0.0%
     General and administrative                           21.6%          22.5%        21.4%            20.7%           21.5%
     Goodwill impairment                                   0.0%           0.0%         0.0%             0.0%            0.0%
     Depreciation and amortization                         3.3%           3.7%         3.7%             3.8%            3.7%
                                                       -------        -------      -------         --------        --------
     Total operating expenses                             87.8%          87.6%        85.5%            85.8%           86.6%
                                                       -------        -------      -------         --------        --------
Operating income (loss)                                   12.2%          12.4%        14.5%            14.2%           13.4%

Other (income)/ expense
     Interest (income)                                    (0.5)          (0.4)        (0.3)            (0.5)           (0.4)
     Interest expense                                      0.1%           1.2          1.9              2.0             1.4%
     Other, net                                           (0.0)          (0.9)         0.3             (0.0)           (0.2)
                                                       -------        -------      -------         --------        --------
     Total other (income) expense                         (0.4)          (0.0%)        1.8%             1.5%            0.8%
                                                       -------        -------      -------         --------        --------
Income before income taxes                                12.5%          12.5%        12.7%            12.7%           12.6%
Provision for income taxes                                 5.4%           5.5%         5.7%             5.7%            5.6%
                                                       -------        -------      -------         --------        --------
Net income                                                 7.1%           6.9%         7.0%             7.0%            7.0%
                                                       =======        =======      =======         ========        ========
EBITDA (excluding one-time charges)                       15.5%          16.1%        18.2%            18.0%           17.0%

The Robinson-Humphrey Company



                                PROJECT GOLDCAP
               HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                              THREE MONTHS ENDED                       YEAR ENDED
                                                             -------------------------------------------------------   ------------
                                                              MARCH 31,     JUNE 30,     SEPTEMBER 30    DECEMBER 31   DECEMBER 31,
                                                                1995          1995           1995           1995          1995
                                                             -------------------------------------------------------   ------------
Revenues:
     Subscriber premiums                                     $ 22,790       $ 23,238       $ 31,463       $ 27,407       $ 104,898
     Affiliated practice revenue                                   --             --             --             --              --
     Other revenue                                                240            238            409            875           1,763
                                                             --------       --------       --------       --------        --------
     Total revenue                                             23,031         23,476         31,872         28,282         106,661

Expenses:
     Dental care providers' fees and claim cost                13,700         13,832         18,802         15,884          62,218
     Commissions                                                2,592          2,674          3,115          2,382          10,763
     Premium taxes                                                324            353            375            340           1,392
     DHMI operating expenses                                       --             --             --             --              --
     General and administrative                                 3,740          3,896          5,721          6,078          19,435
     Goodwill impairment                                           --             --             --             --              --
     Depreciation and amortization                                565            533            818            800           2,717
                                                             --------       --------       --------       --------       ---------
     Total operating expenses                                  20,921         21,288         28,831         25,484          96,525
                                                             --------       --------       --------       --------       ---------
Operating income (loss)                                         2,109          2,188          3,041          2,798          10,136

Other (income)/ expense
     Interest (income)                                            (31)           (96)          (181)          (427)           (735)
     Interest expense                                             949            630            352             39           1,970
     Other, net                                                    12             (7)           (23)           (50)            (68)
                                                             --------       --------       --------       --------       ---------
     Total other (income) expense                                 929            527            148           (438)          1,167
                                                             --------       --------       --------       --------       ---------
Income before income taxes                                      1,180          1,661          2,893          3,236           8,969
Provision for income taxes                                        523            709          1,246          1,288           3,765
     % rate                                                  --------       --------       --------       --------       ---------
                                                                 44.3%          42.7%          43.1%          39.8%           42.0%

Net income before extraordinary item                         $    658       $    952       $  1,647       $  1,948       $   5,204
                                                             ========       ========       ========       ========       =========

Diluted weighted average shares outstanding                     5,500          6,500          9,041         10,150           7,352

Diluted earnings per share                                   $   0.12       $   0.15       $   0.18       $   0.19       $    0.68

EBITDA (excluding one-time charges)                             2,674          2,721          3,859          3,598          12,853

EBITDA per share                                             $   0.49       $   0.42       $   0.43       $   0.36       $    1.75

After-tax EBITDA per share                                   $   0.27       $   0.24       $   0.24       $   0.22       $    1.01

The Robinson-Humphrey Company



                                PROJECT GOLDCAP
         COMMON-SIZED HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                        THREE MONTHS ENDED                       YEAR ENDED
                                                        ------------------------------------------------------  -------------
                                                        MARCH 31,     JUNE 30,     SEPTEMBER 30    DECEMBER 31   DECEMBER 31,
                                                          1995          1995           1995           1995          1995
                                                        ------------------------------------------------------  -------------
Revenues:
     Subscriber premiums                                   99.0%          99.0%          98.7%          96.9%           98.3%
     Affiliated practice revenue                            0.0%           0.0%           0.0%           0.0%            0.0%
     Other revenue                                          1.0%           1.0%           1.3%           3.1%            1.7%
                                                        -------        -------        -------        -------      ----------
     Total revenue                                        100.0%         100.0%         100.0%         100.0%          100.0%

Expenses:
     Dental care providers' fees and claim                 59.5%          58.9%          59.0%          56.2%           58.3%
     Commissions                                           11.3%          11.4%           9.8%           8.4%           10.1%
     Premium taxes                                          1.4%           1.5%           1.2%           1.2%            1.3%
     DHMI operating expenses                                0.0%           0.0%           0.0%           0.0%            0.0%
     General and administrative                            16.2%          16.6%          17.9%          21.5%           18.2%
     Goodwill impairment                                    0.0%           0.0%           0.0%           0.0%            0.0%
     Depreciation and amortization                          2.5%           2.3%           2.6%           2.8%            2.5%
                                                        -------        -------        -------        -------      ----------
     Total operating expenses                              90.8%          90.7%          90.5%          90.1%           90.5%
                                                        -------        -------        -------        -------      ----------
Operating income (loss)                                     9.2%           9.3%           9.5%           9.9%            9.5%

Other (income)/ expense
     Interest (income)                                     (0.1)%         (0.4)%         (0.6)%         (1.5)%          (0.7)%
     Interest expense                                       4.1%           2.7%           1.1%           0.1%            1.8%
     Other, net                                             0.1%          (0.0)%         (0.1)%         (0.2)%          (0.1)%
                                                        -------        -------        -------        -------      ----------
     Total other (income) expense                           4.0%           2.2%           0.5%          (1.5)%           1.1%
                                                        -------        -------        -------        -------      ----------
Income before income taxes                                  5.1%           7.1%           9.1%          11.4%            8.4%
Provision for income taxes                                  2.3%           3.0%           3.9%           4.6%            3.5%
                                                        -------        -------        -------        -------      ----------
Net income before extraordinary item                        2.9%           4.1%           5.2%           6.9%            4.9%
                                                        =======        =======        =======        =======      ==========
EBITDA (excluding one-time charges)                        11.6%          11.6%          12.1%          12.7%           12.1%

The Robinson-Humphrey Company



                                 PROJECT GOLDCAP
                           HISTORICAL EBITDA ANALYSIS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                      THREE MONTHS ENDED                          YEAR ENDED
                                     ----------------------------------------------------------  ------------
                                      MARCH 31,      JUNE 30,      SEPTEMBER 30,   DECEMBER 31,  DECEMBER 31,
                                        1995           1995           1995            1995          1995
                                     -----------   ------------    -------------   ------------  ------------
EBITDA                                 $2,674         $2,721         $3,859          $3,598        $12,853

EBITDA margin                            11.6%          11.6%          12.1%           12.7%          12.1%

EBITDA per share                        $0.49          $0.42          $0.43           $0.36          $1.75

After-tax EBITDA per share              $0.27          $0.24          $0.24           $0.22          $1.01

                                                       THREE MONTHS ENDED                         YEAR ENDED
                                     ----------------------------------------------------------  ------------
                                      MARCH 31,      JUNE 30,      SEPTEMBER 30,   DECEMBER 31,  DECEMBER 31,
                                        1996           1996           1996            1996           1996
                                     ------------   ------------   ------------   -------------  ------------

EBITDA                                 $4,861         $5,608         $6,774          $6,799        $24,042

EBITDA margin                            15.5%          16.1%          18.2%           18.0%          17.0%

EBITDA per share                        $0.48          $0.55          $0.67           $0.67          $2.36

After-tax EBITDA per share              $0.27          $0.31          $0.37           $0.37          $1.32

                                                     THREE MONTHS ENDED                           YEAR ENDED
                                     ----------------------------------------------------------  ------------
                                      MARCH 31,      JUNE 30,      SEPTEMBER 30,   DECEMBER 31,  DECEMBER 31,
                                        1997           1997           1997            1997           1997
                                     ------------   ------------   ------------   -------------  ------------

EBITDA (excluding one-time charges)    $6,994         $6,879         $7,239          $6,687        $27,799

EBITDA margin                            18.5%          18.0%          17.6%           16.1%          17.5%

EBITDA per share                        $0.69          $0.68          $0.71           $0.66          $2.75

After-tax EBITDA per share              $0.38          $0.39          $0.42           $0.37          $1.56


                                                  THREE MONTHS ENDED
                                     -------------------------------------------
                                      MARCH 31,      JUNE 30,      SEPTEMBER 30,
                                        1998           1998           1998
                                     ------------   ------------   -------------

EBITDA                                 $6,509         $6,962         $6,714

EBITDA margin                            15.3%          16.0%          15.4%

EBITDA per share                        $0.64          $0.68          $0.66

After-tax EBITDA per share              $0.36          $0.39          $0.37

The Robinson-Humphrey Company


PROJECT GOLDCAP
CONSOLIDATED PROJECTED INCOME STATEMENT INFORMATION [1]
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                                         THREE MONTHS ENDING
                                     ----------------------------------------------------------
                                       MARCH 31,       JUNE 30,    SEPTEMBER 30,   DECEMBER 31,
                                       1998 (A)       1998 (A)        1998 (A)         1998
                                     -----------     -----------   -------------   ------------
Revenues:
      Subscriber premiums               $ 35,422       $ 35,982       $ 35,425       $ 35,490
      Affiliated practice revenue          5,292          5,824          6,092          6,397
      Other revenue                        1,728          1,757          1,989          1,764
                                        --------       --------       --------       --------

      Total revenue                       42,442         43,563         43,506         43,651

Expenses:
      Dental care providers' fees
        and claim costs                   19,428         19,505         19,514         19,590
      Commissions                          3,265          3,346          3,368          3,265
      Premium taxes                          261            194            225            240
      DHMI operating expenses              4,605          5,262          5,649          5,693
      General and administrative           8,374          8,293          8,036          7,988
      Depreciation and amortization        1,379          1,475          1,360          1,410
                                        --------       --------       --------       --------

      Total operating expenses            37,312         38,075         38,152         38,186
                                        --------       --------       --------       --------

Operating income (loss)                    5,130          5,488          5,354          5,464

Other (income)/expense
      Interest (income)                     (254)          (245)          (144)          (168)
      Interest expense                     1,013          1,159          1,112          1,059
      Other, net                              --             (3)           (12)            --
                                        --------       --------       --------       --------

      Total other (income) expense           759            911            956            891
                                        --------       --------       --------       --------

Income before income taxes                 4,371          4,577          4,398          4,573
Provision for income taxes                 1,878          1,972          1,901          1,971
                                        --------       --------       --------       --------
      % rate                                  43%            43%            43%            43%

Net income                              $  2,493       $  2,605       $  2,497       $  2,602
                                        ========       ========       ========       ========

Diluted weighted average
 shares outstanding                       10,167         10,113         10,113         10,113

Diluted earnings per share              $   0.25       $   0.26       $   0.25       $   0.26

EBITDA                                     6,509          6,963          6,714          6,874

EBITDA per share                        $   0.64       $   0.69       $   0.66       $   0.68

After-Tax EBITDA per share              $   0.37       $   0.39       $   0.38       $   0.39


                                     YEAR ENDING                        THREE MONTHS ENDING                       YEAR ENDING
                                     ------------     ----------------------------------------------------------  -------------
                                     DECEMBER 31,      MARCH 31,       JUNE 30,     SEPTEMBER 30,   DECEMBER 31,   DECEMBER 31,
                                         1998            1999            1999          1999            1999            1999
                                     ------------     ----------      ---------     -------------   ------------  -------------
Revenues:
      Subscriber premiums               $ 142,319       $ 35,671       $ 35,972       $ 36,276       $ 36,583       $ 144,502
      Affiliated practice revenue          23,605          6,716          7,052          7,405          7,775          28,949
      Other revenue                         7,238          1,778          1,800          1,835          1,876           7,289
                                        ---------       --------       --------       --------       --------       ---------

      Total revenue                       173,162         44,166         44,824         45,516         46,234         180,740

Expenses:
      Dental care providers' fees
        and claim costs                    78,037         19,762         19,928         20,097         20,340          80,127
      Commissions                          13,244          3,353          3,381          3,410          3,439          13,583
      Premium taxes                           920            265            269            273            277           1,084
      DHMI operating expenses              21,209          5,910          6,206          6,516          6,842          25,475
      General and administrative           32,691          7,729          7,844          7,965          7,975          31,514
      Depreciation and amortization         5,624          1,469          1,476          1,426          1,433           5,804
                                        ---------       --------       --------       --------       --------       ---------

      Total operating expenses            151,725         38,488         39,104         39,687         40,306         157,587
                                        ---------       --------       --------       --------       --------       ---------

Operating income (loss)                    21,436          5,678          5,719          5,828          5,927          23,152

Other (income)/expense
      Interest (income)                      (811)          (230)          (246)          (278)          (310)         (1,064)
      Interest expense                      4,343          1,050          1,050          1,050          1,050           4,200
      Other, net                              (15)            --             --             --             --              --
                                        ---------       --------       --------       --------       --------       ---------

      Total other (income) expense          3,517            820            804            772            740           3,136
                                        ---------       --------       --------       --------       --------       ---------

Income before income taxes                 17,919          4,858          4,915          5,056          5,188          20,017
Provision for income taxes                  7,722          2,089          2,113          2,174          2,231           8,607
                                        ---------       --------       --------       --------       --------       ---------
      % rate                                   43%            43%            43%            43%            43%             43%

Net income                              $  10,197       $  2,769       $  2,801       $  2,882       $  2,957       $  11,410
                                        =========       ========       ========       ========       ========       =========

Diluted weighted average
 shares outstanding                        10,129         10,150         10,150         10,150         10,150          10,150

Diluted earnings per share              $    1.01       $   0.27       $   0.28       $   0.28       $   0.29       $    1.12

EBITDA                                     27,060          7,147          7,195          7,254          7,360          28,956

EBITDA per share                        $    2.67       $   0.70       $   0.71       $   0.71       $   0.73       $    2.85

After-Tax EBITDA per share              $    1.52       $   0.40       $   0.40       $   0.41       $   0.41       $    1.63



-----------------------
[1] Projections provided by Robinson-Humphrey research dated October 27, 1998.

The Robinson-Humphrey Company

PROJECT GOLDCAP
COMMON-SIZED PROJECTED INCOME STATEMENT INFORMATION [1]
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                                        THREE MONTHS ENDING                     YEAR ENDING     THREE MONTHS ENDING
                                         ----------------------------------------------------   ------------   ---------------------
                                          MARCH 31,    JUNE 30,    SEPTEMBER 30, DECEMBER 31,   DECEMBER 31,   MARCH 31,   JUNE 30,
                                          1998 (A)     1998 (A)      1998 (A)        1998          1998           1999       1999
                                         ----------   ----------   ------------- ------------   ------------   ---------  ---------
Revenues:
      Subscriber premiums                    83.5%         82.6%         81.4%         81.3%         82.2%         80.8%       80.3%
      Affiliated practice revenue            12.5%         13.4%         14.0%         14.7%         13.6%         15.2%       15.7%
      Other revenue                           4.1%          4.0%          4.6%          4.0%          4.2%          4.0%        4.0%
                                         --------     ---------     ---------     ---------     ---------      --------   ---------

      Total revenue                         100.0%        100.0%        100.0%        100.0%        100.0%        100.0%      100.0%

Expenses:
      Dental care providers' fees
        and claim costs                      45.8%         44.8%         44.9%         44.9%         45.1%         44.7%       44.5%
      Commissions                             7.7%          7.7%          7.7%          7.5%          7.6%          7.6%        7.5%
      Premium taxes                           0.6%          0.4%          0.5%          0.5%          0.5%          0.6%        0.6%
      DHMI operating expenses                10.9%         12.1%         13.0%         13.0%         12.2%         13.4%       13.8%
      General and administrative             19.7%         19.0%         18.5%         18.3%         18.9%         17.5%       17.5%
      Depreciation and amortization           3.2%          3.4%          3.1%          3.2%          3.2%          3.3%        3.3%
                                         --------     ---------     ---------     ---------     ---------      --------   ---------

      Total operating expenses               87.9%         87.4%         87.7%         87.5%         87.6%         87.1%       87.2%
                                         --------     ---------     ---------     ---------     ---------      --------   ---------

Operating income (loss)                      12.1%         12.6%         12.3%         12.5%         12.4%         12.9%       12.8%

Other (income)/ expense
      Interest (income)                      -0.6%         -0.6%         -0.3%         -0.4%         -0.5%         -0.5%       -0.5%
      Interest expense                        2.4%          2.7%          2.6%          2.4%          2.5%          2.4%        2.3%
      Other, net                              0.0%          0.0%          0.0%          0.0%          0.0%          0.0%        0.0%
                                         --------     ---------     ---------     ---------     ---------      --------   ---------

      Total other (income) expense            1.8%          2.1%          2.2%          2.0%          2.0%          1.9%        1.8%
                                         --------     ---------     ---------     ---------     ---------      --------   ---------

Income before income taxes                   10.3%         10.5%         10.1%         10.5%         10.3%         11.0%       11.0%
Provision for income taxes                    4.4%          4.5%          4.4%          4.5%          4.5%          4.7%        4.7%
                                         --------     ---------     ---------     ---------     ---------      --------   ---------

Net income                                    5.9%          6.0%          5.7%          6.0%          5.9%          6.3%        6.2%
                                         ========     =========     =========     =========     =========      ========   =========

EBITDA                                       15.3%         16.0%         15.4%         15.7%         15.6%         16.2%       16.1%

                                              THREE MONTHS ENDING      YEAR ENDING
                                           --------------------------  ------------
                                           SEPTEMBER 30, DECEMBER 31,  DECEMBER 31,
                                              1999          1999          1999
                                           ------------  ------------  ------------
Revenues:
      Subscriber premiums                        79.7%         79.1%         80.0%
      Affiliated practice revenue                16.3%         16.8%         16.0%
      Other revenue                               4.0%          4.1%          4.0%
                                           ----------     ---------    ----------

      Total revenue                             100.0%        100.0%        100.0%

Expenses:
      Dental care providers' fees
        and claim costs                          44.2%         44.0%         44.3%
      Commissions                                 7.5%          7.4%          7.5%
      Premium taxes                               0.6%          0.6%          0.6%
      DHMI operating expenses                    14.3%         14.8%         14.1%
      General and administrative                 17.5%         17.2%         17.4%
      Depreciation and amortization               3.1%          3.1%          3.2%
                                           ----------    ----------    ----------

      Total operating expenses                   87.2%         87.2%         87.2%
                                           ----------    ----------    ----------

Operating income (loss)                          12.8%         12.8%         12.8%

Other (income)/ expense
      Interest (income)                          -0.6%         -0.7%         -0.6%
      Interest expense                            2.3%          2.3%          2.3%
      Other, net                                  0.0%          0.0%          0.0%
                                           ----------    ----------    ----------

      Total other (income) expense                1.7%          1.6%          1.7%
                                           ----------    ----------    ----------

Income before income taxes                       11.1%         11.2%         11.1%
Provision for income taxes                        4.8%          4.8%          4.8%
                                           ----------    ----------    ----------

Net income                                        6.3%          6.4%          6.3%
                                           ==========    ==========    ==========

EBITDA                                           15.9%         15.9%         16.0%

-------------------------
[1] Projections provided by Robinson-Humprey research dated October 27, 1998.

The Robinson-Humphrey Company



PROJECT GOLDCAP
COMPARISON OF ROBINSON-HUMPHREY RESEARCH PROJECTIONS
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                    YEAR ENDING DECEMBER 31, 1998                        YEAR ENDING DECEMBER 31, 1999
                         ----------------------------------------------------- ----------------------------------------------------
                         ROBINSON-HUMPHREY     ROBINSON-HUMPHREY               ROBINSON-HUMPHREY   ROBINSON-HUMPHREY
                          RESEARCH - JULY      RESEARCH - OCTOBER    VARIANCE   RESEARCH - JULY    RESEARCH - OCTOBER    VARIANCE
                         -------------------  ---------------------  --------  -----------------   ------------------  ------------
CONSOLIDATED GOLDCAP
--------------------
Revenues                           $178,357            $173,162       $(5,195)      $195,492             $180,740        $(14,752)
        % Growth                       12.4%                9.1%         (2.9)%          9.6%                 4.4%           (7.5)%

EBITDA                              $27,413             $27,060         $(353)       $30,309              $28,956         $(1,353)
        % Growth                       (1.4)%              (2.7)%        (1.3)%         10.6%                 7.0%           (4.5)%
        % Margin                       15.4%               15.6%                        15.5%                16.0%

Operating income                    $21,518             $21,436          $(82)       $24,056              $23,152           $(904)
        % Growth                       (2.5)%              (2.8)%        (0.4)%         11.8%                 8.0%           (3.8)%
        % Margin                       12.1%               12.4%                        12.3%                12.8%

Net income                          $10,767             $10,197         $(570)       $12,431              $11,410         $(1,021)
        % Growth                       (2.8)%              (8.0)%        (5.3)%         15.5%                11.9%           (8.2%)
        % Margin                       6.0%                5.9%                         6.4%                 6.3%

BENEFITS COMPANY
----------------
Revenues                           $151,315            $149,557       $(1,758)      $157,492             $151,791         $(5,701)
        % Growth                       (0.2)%              (1.4)%        (1.2)%          4.1%                 1.5%           (3.6)%

EBITDA                              $23,381             $24,664        $1,283        $24,229              $25,482          $1,253
        % Growth                         NA                  NA           5.5%           3.6%                 3.3%            5.2%
        % Margin                       15.5%               16.5%                        15.4%                16.8%

DHMI
----
Revenues                            $27,042             $23,605       $(3,437)       $38,000              $28,949         $(9,051)
        % Growth                     280.2%              231.9%        (12.7)%         40.5%                22.6%          (23.8)%

EBITDA                               $4,032              $2,396       $(1,636)        $6,080               $3,474         $(2,606)
        % Growth                         NA                  NA        (40.6)%         50.8%                45.0%          (42.9)%
        % Margin                      14.9%               10.2%                        16.0%                12.0%

The Robinson-Humphrey Company


PROJECT GOLDCAP
CONSOLIDATED PROJECTED INCOME STATEMENT INFORMATION [1]
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                                        PROJECTED YEAR ENDING DECEMBER 31,
                                         ------------------------------------------------------------------------------
                                            1998          1999          2000          2001          2002         2003
                                         ---------      --------      --------      --------      --------     --------
Revenues:
     Benefits revenues                   $148,231       $153,750      $161,438      $171,124      $183,102     $195,920
     DHMI patient revenues                 22,975         25,474        28,116        31,032        34,250       37,803
     DHDC management fee                    2,229          2,344         2,587         2,855         3,152        3,478
     Dentlease rental fees                     NA             NA            NA            NA            NA           NA
                                         --------       --------      --------      --------      --------     --------
       Total revenues                     173,435        181,568       192,141       205,011       220,504      237,201
           % Growth                           9.3%           4.7%          5.8%          6.7%          7.6%         7.6%

Expenses:
     Benefits expenses                     124,095       128,032       133,660       140,727       149,268      158,368
     DHMI expenses                          23,094        24,031        26,523        29,274        32,310       35,661
     Depreciation and amortization           4,481         4,382         4,723         5,149         5,244        5,355
                                          --------      --------      --------      --------      --------     --------
       Total expenses                      151,670       156,445       164,906       175,150       186,822      199,384
                                          --------      --------      --------      --------      --------     --------

Operating income                            21,765        25,123        27,235        29,861        33,682       37,817
           % Growth                           -1.4%         15.4%          8.4%          9.6%         12.8%        12.3%

Interest expense                             3,690         4,100         4,100         4,100         4,100        4,100
                                          --------      --------      --------      --------      --------     --------

Income before income taxes                  18,075        21,023        23,135        25,761        29,582       33,717

Provision for income taxes                   7,711         8,896         9,786        10,894        12,514       14,267
                                          --------      --------      --------      --------      --------     --------

Net income                                 $10,364       $12,127       $13,349       $14,867       $17,067      $19,449
                                          ========      ========      ========      ========      ========     ========
           % Growth                           -6.5%         17.0%         10.1%         11.4%         14.8%        14.0%

Diluted shares outstanding                  10,183        10,400        10,600        10,800        11,000       11,200
Diluted earnings per share                   $1.02         $1.17         $1.26         $1.38         $1.55        $1.74

EBITDA                                     $26,246       $29,505       $31,958       $35,010       $38,926      $43,172

------------------------------------------
[1] Projections provided by management dated October 13, 1998.

The Robinson-Humphrey Company


PROJECT GOLDCAP
CONSOLIDATED PROJECTED COMMON-SIZED INCOME STATEMENT INFORMATION [1]
------------------------------------------------------------------


                                                     PROJECTED YEAR ENDING DECEMBER 31,
                                       ------------------------------------------------------------------
                                        1998        1999        2000        2001        2002        2003
                                       ------      ------      ------      ------      ------      ------

Revenues:
   Benefits revenues                    85.5%       84.7%       84.0%       83.5%       83.0%       82.6%
   DHMI patient revenues                13.2%       14.0%       14.6%       15.1%       15.5%       15.9%
   DHDC management fee                   1.3%        1.3%        1.3%        1.4%        1.4%        1.5%
   Dentlease rental fees                  NA          NA          NA          NA          NA          NA
                                      ------      ------      ------      ------      ------      ------
    Total revenues                     100.0%      100.0%      100.0%      100.0%      100.0%      100.0%

Expenses:
   Benefits expenses                    71.6%       70.5%       69.6%       68.6%       67.7%       66.8%
   DHMI expenses                        13.3%       13.2%       13.8%       14.3%       14.7%       15.0%
   Depreciation and amorization          2.6%        2.4%        2.5%        2.5%        2.4%        2.3%
                                      ------      ------      ------      ------      ------      ------
    Total expenses                      87.5%       86.2%       85.8%       85.4%       84.7%       84.1%

Operating income                        12.5%       13.8%       14.2%       14.6%       15.3%       15.9%
Interest expense                         2.1%        2.3%        2.1%        2.0%        1.9%        1.7%
                                      ------      ------      ------      ------      ------      ------

Income before income taxes              10.4%       11.6%       12.0%       12.6%       13.4%       14.2%

Provision for income taxes               4.4%        4.9%        5.1%        5.3%        5.7%        6.0%
                                      ------      ------      ------      ------      ------      ------

Net income                               6.0%        6.7%        6.9%        7.3%        7.7%        8.2%
                                      ======      ======      ======      ======      ======      ======

EBITDA                                  15.1%       16.3%       16.6%       17.1%       17.7%       18.2%

---------------
[1] Projections provided by management dated October 13, 1998.

The Robinson-Humphrey Company

PROJECT GOLDCAP
BENEFITS COMPANY
PROJECTED INCOME STATEMENTS [1]
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                                           PROJECTED YEAR ENDING DECEMBER 31,
                                                    ------------------------------------------------------------------------------
                                                      1998          1999          2000          2001          2002          2003
                                                    --------      --------      --------      --------      --------      --------
Total revenues                                      $148,231      $153,750      $161,438      $171,124      $183,102      $195,920
    % Growth                                            -0.7%          3.7%          5.0%          6.0%          7.0%          7.0%

Expenses
    Dental care providers' fees and claim costs       79,413        81,488        85,562        90,696        97,044       103,837
    Commissions                                       13,235        14,453        15,337        16,257        17,395        18,612
    Premium taxes                                        908           942           989         1,048         1,122         1,200
    General and administrative                        30,539        31,149        31,772        32,726        33,707        34,719
    Depreciation and amortization                      3,596         3,471         3,792         4,196         4,267         4,351
                                                    --------      --------      --------      --------      --------      --------
       Total expenses                                127,691       131,503       137,452       144,923       153,535       162,719
                                                    --------      --------      --------      --------      --------      --------

Operating income                                      20,540        22,247        23,986        26,201        29,567        33,201
    % Growth                                              NA           8.3%          7.8%          9.2%         12.8%         12.3%


Interest expense                                       4,500         5,000         5,000         5,000         5,000         5,000
Less interest income                                     810           900           900           900           900           900
                                                    --------      --------      --------      --------      --------      --------

Income before income taxes                            16,850        18,147        19,886        22,101        25,467        29,101

Provision for income taxes                             7,246         7,803         8,551         9,503        10,951        12,513
                                                    --------      --------      --------      --------      --------      --------

Net income                                          $  9,605      $ 10,344      $ 11,335      $ 12,598      $ 14,516      $ 16,588
                                                    ========      ========      ========      ========      ========      ========
    % Growth                                              NA           7.7%          9.6%         11.1%         15.2%         14.3%

EBITDA                                              $ 24,136      $ 25,718      $ 27,778      $ 30,397      $ 33,834      $ 37,552

-----------------------------------------------------------------------------------------------------------------------------------
Tax rate                                                43.0%         43.0%         43.0%         43.0%         43.0%         43.0%
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
[1] Projections provided by management dated October 13, 1998.

The Robinson-Humphrey Company

PROJECT GOLDCAP
BENEFITS COMPANY
PROJECTED COMMON-SIZED INCOME STATEMENTS [1]
--------------------------------------------------------------------------------

                                                                         PROJECTED YEAR ENDING DECEMBER 31,
                                                      ------------------------------------------------------------------
                                                       1998        1999        2000        2001        2002        2003
                                                      ------      ------      ------      ------      ------      ------

Total revenues                                         100.0%      100.0%      100.0%      100.0%      100.0%      100.0%

Expenses
    Dental care providers' fees and claim costs         53.6%       53.0%       53.0%       53.0%       53.0%       53.0%
    Commissions                                          8.9%        9.4%        9.5%        9.5%        9.5%        9.5%
    Premium taxes                                        0.6%        0.6%        0.6%        0.6%        0.6%        0.6%
    General and administrative                          20.6%       20.3%       19.7%       19.1%       18.4%       17.7%
    Depreciation and amortization                        2.4%        2.3%        2.3%        2.5%        2.3%        2.2%
                                                      ------      ------      ------      ------      ------      ------
       Total expenses                                   86.1%       85.5%       85.1%       84.7%       83.9%       83.1%
                                                      ------      ------      ------      ------      ------      ------

Operating income                                        13.9%       14.5%       14.9%       15.3%       16.1%       16.9%


Interest expense                                         3.0%        3.3%        3.1%        2.9%        2.7%        2.6%
Less Interest income                                     0.5%        0.6%        0.6%        0.5%        0.5%        0.5%
                                                      ------      ------      ------      ------      ------      ------

Income before income taxes                              11.4%       11.8%       12.3%       12.9%       13.9%       14.9%

Provision for income taxes                               4.9%        5.1%        5.3%        5.6%        6.0%        6.4%
                                                      ------      ------      ------      ------      ------      ------

Net income                                               6.5%        6.7%        7.0%        7.4%        7.9%        8.5%
                                                      ======      ======      ======      ======      ======      ======

EBITDA                                                  16.3%       16.7%       17.2%       17.8%       18.5%       19.2%

---------------------------------------------------
[1] Projections provided by management dated October 13, 1998.

The Robinson-Humphrey Company

PROJECT GOLDCAP
DENTAL HEALTH MANAGEMENT, INC.
PROJECTED INCOME STATEMENTS [1]
SEC REPORTING FORMAT
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                          PROJECTED YEAR ENDING DECEMBER 31,
                                    ----------------------------------------------------------------------------
                                      1998         1999          2000          2001          2002          2003
                                    -------      -------       -------       -------       -------       -------
Patient revenues                    $22,975      $25,474       $28,116       $31,032       $34,250       $37,803
DHDC management fee                   2,229        2,344         2,587         2,855         3,152         3,478
Dentlease rental fees                    NA           NA            NA            NA            NA            NA
                                    -------      -------       -------       -------       -------       -------

   Total revenues                    25,204       27,818        30,703        33,887        37,402        41,281
     % Growth                            --         10.4%         10.4%         10.4%         10.4%         10.4%

Management fee expense                    5            0             0             0             0             0
Operating expense                    20,315       21,791        24,051        26,545        29,299        32,337
Unallocated corporate overhead        2,774        2,240         2,472         2,729         3,012         3,324
Depreciation expense                    204          192           212           234           258           285
Amortization expense                    681          719           719           719           719           719
                                    -------      -------       -------       -------       -------       -------

   Total expenses                    23,979       24,942        27,454        30,227        33,287        36,665
                                    -------      -------       -------       -------       -------       -------

Operating income                      1,225        2,876         3,249         3,660         4,115         4,616
     % Growth                            --        134.8%         13.0%         12.7%         12.4%         12.2%
Interest expense (income)                --           --            --            --            --            --
                                    -------      -------       -------       -------       -------       -------

Income before income taxes            1,225        2,876         3,249         3,660         4,115         4,616
Income tax provision                    466        1,093         1,235         1,391         1,564         1,754
                                    -------      -------       -------       -------       -------       -------

Net income                          $   760      $ 1,783       $ 2,014       $ 2,269       $ 2,551       $ 2,862
                                    =======      =======       =======       =======       =======       =======
     % Growth                            --        134.8%         13.0%         12.7%         12.4%         12.2%

EBITDA                              $ 2,110      $ 3,787       $ 4,180       $ 4,613       $ 5,092       $ 5,620

------------------------------------------------------
[1] Projections dated October 13, 1998 provided by management for the years ending December 31, 1998 and 1999. Projections for December 31, 2000 through 2003 estimated using constant growth rates and margin assumptions.

PROJECT GOLDCAP
DENTAL HEALTH MANAGEMENT, INC.
PROJECTED COMMON-SIZED INCOME STATEMENTS [1]
SEC REPORTING FORMAT
-------------------------------------------------------------------------------


                                                        PROJECTED YEAR ENDING DECEMBER 31,
                                    -----------------------------------------------------------------------
                                     1998         1999         2000         2001         2002         2003
                                    ------       ------       ------       ------       ------       ------
Patient revenues                      91.2%        91.6%        91.6%        91.6%        91.6%        91.6%
DHDC management fee                    8.8%         8.4%         8.4%         8.4%         8.4%         8.4%
Dentlease rental fees                   NA           NA           NA           NA           NA           NA
                                     -----        -----        -----        -----        -----        -----

   Total revenues                    100.0%       100.0%       100.0%       100.0%       100.0%       100.0%

Management fee expense                 0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
Operating expense                     80.6%        78.3%        78.3%        78.3%        78.3%        78.3%
Unallocated corporate overhead        11.0%         8.1%         8.1%         8.1%         8.1%         8.1%
Depreciation expense                   0.8%         0.7%         0.7%         0.7%         0.7%         0.7%
Amortization expense                   2.7%         2.6%         2.3%         2.1%         1.9%         1.7%
                                     -----        -----        -----        -----        -----        -----

   Total expenses                     95.1%        89.7%        89.4%        89.2%        89.0%        88.8%
                                     -----        -----        -----        -----        -----        -----

Operating income                       4.9%        10.3%        10.6%        10.8%        11.0%        11.2%
Interest expense (income)              0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
                                     -----        -----        -----        -----        -----        -----

Income before income taxes             4.9%        10.3%        10.6%        10.8%        11.0%        11.2%
Income tax provision                   1.8%         3.9%         4.0%         4.1%         4.2%         4.2%
                                     -----        -----        -----        -----        -----        -----

Net income                             3.0%         6.4%         6.6%         6.7%         6.8%         6.9%
                                     =====        =====        =====        =====        =====        =====

EBITDA                                 8.4%        13.6%        13.6%        13.6%        13.6%        13.6%

----------------------------------------
[1] Projections dated October 13, 1998 provided by management for the years ending December 31, 1998 and 1999. Projections for December 31, 2000 through 2003 estimated using constant growth rates and margin assumptions.

The Robinson-Humphrey Company

PROJECT GOLDCAP
COMPARISON OF GOLDCAP MANAGEMENT PROJECTIONS
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                      YEAR ENDING DECEMBER 31, 1998                             YEAR ENDING DECEMBER 31, 1999
                       ------------------------------------------------------    --------------------------------------------------
                           GOLDCAP              GOLDCAP                              GOLDCAP            GOLDCAP
                       MANAGEMENT - JUL.     MANAGEMENT - OCT.    VARIANCE       MANAGEMENT - JUL.   MANAGEMENT - OCT.  VARIANCE
                       ------------------------------------------------------    --------------------------------------------------
CONSOLIDATED GOLDCAP
Revenues                    $175,026            $173,435          $(1,591)           $190,938           $181,568       $ (9,370)
        % Growth                10.3%                9.3%            (0.9)%               9.1%               4.7%          (4.9)%

EBITDA                      $ 25,699            $ 26,246          $   547            $ 31,097           $ 29,505       $ (1,592)
        % Growth                (7.6)%              (5.6)%            2.1%               21.0%              12.4%          (5.1)%
        % Margin                14.7%               15.1%                                16.3%              16.3%

Operating income            $ 19,834            $ 21,765          $ 1,931            $ 26,884           $ 25,123       $ (1,761)
        % Growth               (10.1)%              (1.4)%            9.7%               35.5%              15.4%          (6.6)%
        % Margin                11.3%               12.5%                                14.1%              13.8%

Net income                  $  9,541            $ 10,364          $   823            $ 13,215           $ 12,127       $ (1,088)
        % Growth               (13.9)%              (6.5)%            8.6%               38.5%              17.0%          (8.2)%
        % Margin                 5.5%                6.0%                                 6.9%               6.7%

BENEFITS COMPANY
Revenues                    $150,496            $148,231          $(2,265)           $163,785           $153,750       $(10,035)
        % Growth                (0.7)%              (2.2)%           (1.5)%               8.8%               3.7%          (6.1)%

EBITDA                      $ 24,489            $ 24,136          $  (353)           $ 27,449           $ 25,718       $ (1,731)
        % Growth                  NA                  NA             (1.4)%              12.1%               6.6%          (6.3)%
        % Margin                16.3%               16.3%                                16.8%              16.7%

DHMI
Revenues                    $ 24,530            $ 25,204          $   674            $ 27,153           $ 27,818       $    665
        % Growth               244.9%              254.3%             2.7%               10.7%              10.4%           2.4%

EBITDA                      $  1,210            $  2,110          $   900            $  3,648           $  3,787       $    139
        % Growth                  NA                  NA             74.4%              201.5%              79.5%           3.8%
        % Margin                 4.9%                8.4%                                13.4%              13.6%

The Robinson-Humphrey Company


PROJECT GOLDCAP
TRADING STATISTICS
JULY 27, 1998 - JANUARY 13, 1999
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------
AVERAGE CLOSING PRICE:                           AVERAGE DAILY VOLUME:
----------------------                           ---------------------

SINCE 7/27/98 ANNOUNC.    $13.08                 SINCE 7/27/98 ANNOUNC.      54,472
90 DAYS                   $12.20                 90 DAYS                     49,240
60 DAYS                   $11.36                 60 DAYS                     51,288
30 DAYS                   $10.86                 30 DAYS                     61,920
5 DAYS                    $11.34                 5 DAYS                      58,860

HIGH CLOSE    (7/29/98)   $16.88                 HIGH VOLUME   (12/16/98)   773,400
LOW CLOSE    (12/24/98)   $10.06                 LOW VOLUME    (12/11/98)       200
-----------------------------------------------------------------------------------


  DATE               HIGH               LOW              CLOSE           VOLUME
  ----               ----               ---              -----           ------
1/13/99             $11.00            $10.00            $10.63            46,700
1/12/99              12.00             11.00             11.00            20,700
1/11/99              12.38             11.25             12.06            24,000
1/08/99              12.38             10.88             12.19            28,400
1/07/99              10.81             10.25             10.81            32,100
1/06/99              10.50             10.19             10.25            64,800
1/05/99              10.38             10.13             10.13            12,600
1/04/99              10.50             10.13             10.19            13,100
12/31/98             10.63             10.13             10.38            84,700
12/30/98             10.50             10.06             10.19            37,000
12/29/98             10.25             10.06             10.25            18,100
12/28/98             10.31             10.06             10.19            59,200
12/24/98             10.31             10.06             10.06             6,700

  DATE               HIGH               LOW              CLOSE           VOLUME
  ----               ----               ---              -----           ------
12/23/98             10.31             10.06             10.31            79,100
12/22/98             10.38             10.00             10.31            72,600
12/21/98             10.25             10.00             10.25            76,700
12/18/98             10.38             10.00             10.38            16,200
12/17/98             10.69             10.00             10.50            38,500
12/16/98             11.38             10.00             10.63           773,400
12/15/98             11.69             11.25             11.38             2,800
12/14/98             11.31             11.25             11.31               500
12/11/98             11.75             11.75             11.75               200
12/10/98             11.81             11.25             11.31             3,200
12/9/98              11.88             11.25             11.25               800
12/8/98              11.38             11.25             11.25            27,000
12/7/98              11.81             11.31             11.38            61,400
12/4/98              11.50             11.25             11.25             8,900
12/3/98              12.25             11.25             11.38            47,000
12/2/98              11.75             11.00             11.75           152,300
12/1/98              11.13             10.00             11.13           205,200
11/30/98             10.75              9.88             10.44            25,400
11/27/98             10.75             10.75             10.75             2,000
11/25/98             10.88             10.75             10.75             2,500
11/24/98             11.06             10.69             10.75            36,300
11/23/98             11.13             10.81             10.81            46,400
11/20/98             11.19             10.38             11.00            35,900
11/19/98             11.50             11.00             11.06            40,200
11/18/98             11.50             11.25             11.25             2,500
11/17/98             11.63             11.38             11.50            14,800
11/16/98             11.88             11.50             11.63            18,100
11/13/98             12.00             11.75             11.88             1,800
11/12/98             12.00             11.56             11.75             5,000
11/11/98             12.13             11.69             11.75            20,400
11/10/98             11.94             11.88             11.88            14,200
11/9/98              12.25             11.81             11.88            51,800
11/6/98              12.38             12.00             12.00             3,800
11/5/98              12.38             12.00             12.00            11,900
11/4/98              12.25             12.00             12.00            28,800
11/3/98              12.38             12.00             12.00            49,400

  DATE               HIGH               LOW              CLOSE           VOLUME
  ----               ----               ---              -----           ------
11/2/98              12.38             12.00             12.00           108,300
10/30/98             12.38             11.75             11.88            74,400
10/29/98             12.38             12.00             12.06            46,800
10/28/98             12.50             12.13             12.13           119,200
10/27/98             13.50             12.13             12.38           111,800
10/26/98             13.38             13.00             13.19             2,900
10/23/98             12.75             12.75             12.75             2,300
10/22/98             13.63             12.88             13.00            40,100
10/21/98             14.13             13.00             13.00            49,900
10/20/98             13.50             12.63             13.50             4,400
10/19/98             13.25             12.50             12.63            21,400
10/16/98             13.13             13.00             13.13             9,100
10/15/98             13.06             12.75             12.88            34,300
10/14/98             13.19             12.63             13.00            11,600
10/13/98             12.81             12.63             12.81            12,500
10/12/98             12.75             12.00             12.50            33,300
10/9/98              12.25             10.63             12.25            83,500
10/8/98              12.13             10.50             10.94            97,600
10/7/98              13.25             11.88             12.25           103,600
10/6/98              14.00             12.50             13.00            54,000
10/5/98              14.00             13.75             14.00             1,800
10/2/98              14.00             13.63             14.00            11,600
10/1/98              13.75             13.00             13.75            60,700
9/30/98              14.13             13.25             13.63           183,600
9/29/98              14.13             14.00             14.13             4,500
9/28/98              14.13             14.00             14.13            20,800
9/25/98              14.25             13.88             13.94            82,000
9/24/98              14.50             14.00             14.00            57,000
9/23/98              15.00             14.25             14.25            37,100
9/22/98              14.88             14.25             14.44            18,100
9/21/98              14.63             14.00             14.25            90,000
9/18/98              15.00             14.25             15.00            15,200
9/17/98              14.63             14.25             14.50            34,000
9/16/98              14.75             14.00             14.69            15,800
9/15/98              14.88             14.25             14.88             6,400
9/14/98              14.75             14.25             14.75             6,900

  DATE               HIGH               LOW              CLOSE           VOLUME
  ----               ----               ---              -----           ------
 9/11/98             15.13             14.75             14.75            30,900
 9/10/98             15.00             14.38             15.00             9,100
 9/09/98             15.63             14.75             15.00            29,400
 9/08/98             15.69             15.25             15.56            22,600
 9/04/98             15.63             15.25             15.44            18,100
 9/03/98             15.13             14.25             15.13            45,700
 9/02/98             14.50             14.00             14.38            13,900
 9/01/98             14.88             14.00             14.44            41,700
 8/31/98             15.13             14.75             14.88            25,000
 8/28/98             15.38             14.88             15.00           173,000
 8/27/98             15.50             14.50             14.50            32,700
 8/26/98             15.88             15.31             15.50           228,200
 8/25/98             15.50             15.13             15.31            27,500
 8/24/98             15.75             15.50             15.50            14,200
 8/21/98             15.50             15.00             15.25             3,800
 8/20/98             15.75             15.63             15.63             6,400
 8/19/98             15.94             15.75             15.78            15,100
 8/18/98             16.13             15.88             16.13            26,200
 8/17/98             16.25             15.75             16.25             4,700
 8/14/98             16.19             16.00             16.06             3,500
 8/13/98             16.13             15.75             16.13            26,600
 8/12/98             16.38             16.00             16.13            40,200
 8/11/98             16.38             15.88             16.00           245,200
 8/10/98             16.75             16.38             16.44           134,800
 8/07/98             16.75             16.50             16.63            81,400
 8/06/98             16.50             16.44             16.50            98,400
 8/05/98             16.63             16.25             16.44           112,700
 8/04/98             16.75             16.63             16.63            56,300
 8/03/98             16.75             16.69             16.75            42,200
 7/31/98             16.75             16.69             16.75            51,600
 7/30/98             16.88             16.63             16.72            94,600
 7/29/98             16.88             16.63             16.88           205,100
 7/28/98             17.00             15.75             16.75           299,700
 7/27/98             13.50             12.75             13.50           130,100

--------------------------
Source: AT Financial

     PROJECT GOLDCAP
     DAILY PRICE AND TRADING VOLUME - JULY 27, 1998 THROUGH JANUARY 13, 1999
     ---------------------------------------------------------------------------






                                    [GRAPH]














[1]  Goldcap announces TAGTCR merger.
[2]  Goldcap announces third quarter earnings shortfall.
[3] Goldcap announces possibility that TAGTCR merger would not take place at $18/share.

                                    GOLDCAP
                          CLOSE PRICE INDEX COMPARISON
                           DAILY: 7/27/98 TO 1/13/99





                                    [GRAPH]

                                    GOLDCAP
                       VOLUME DISTRIBUTION BY PRICE RANGE
                           DAILY: 7/27/98 TO 1/13/99




                                    [GRAPH]

                                    GOLDCAP
                 CUMULATIVE VOLUME DISTRIBUTION BY PRICE RANGE
                           DAILY: 7/27/98 TO 1/13/99





                                    [GRAPH]

   PROJECT GOLDCAP
   LAST TWELVE MONTHS DAILY PRICE AND TRADING VOLUME SINCE JANUARY 13, 1998
   ----------------------------------------------------------------------------




                                    [GRAPH]







[1] Goldcap announces that its fourth quarter earnings will fall short of estimates due to unusual charges.
[2] Goldcap charges weaken fourth quarter earnings; several analysts downgrade stock.
[3] Goldcap meets first quarter consensus estimates with earnings of $0.25 per share.
[4]  Goldcap announces TAGTCR merger.
[5]  Goldcap announces third quarter earnings shortfall.
[6] Goldcap announces possibility that TAGTCR merger would not take place at $18/share.

                                    GOLDCAP
                          CLOSE PRICE INDEX COMPARISON
                           DAILY: 1/13/98 TO 1/13/99







                                    [GRAPH]

                                    GOLDCAP
                       VOLUME DISTRIBUTION BY PRICE RANGE
                           DAILY: 1/13/98 TO 1/13/99






                                    [GRAPH]

                                    GOLDCAP
                 CUMULATIVE VOLUME DISTRIBUTION BY PRICE RANGE
                           DAILY: 1/13/98 TO 1/13/99







                                    [GRAPH]

PROJECT GOLDCAP
WEEKLY PRICE AND TRADING VOLUME - IPO THROUGH JANUARY 13, 1999
-------------------------------------------------------------------------------





                                    [GRAPH]



[1]  Goldcap IPO; shares rise 29% during the first day of trading.
[2] Goldcap announces record third quarter results with earnings up 300% over the previous year.
[3] Goldcap reports fourth quarter earnings of $0.19, missing consenseus estimates.
[4] Goldcap reports record first quarter earnings with a 240% increase in net income over the previous year.
[5] Phyllis Klock appointed president; several analysts reiterate favorable ratings.
[6] Goldcap reports record first quarter earnings with a 27% increase in net income over the previous year.
[7]  Goldcap reports third quarter earnings, meeting estimates.
[8] Goldcap warns of charges related to dental practice management business and negative impact on earnings.
[9] Due to unusual and one-time charges, Goldcap earnings down; several analysts downgrade stock.
[10] Goldcap announces TAGTCR merger.
[11] Goldcap announces third quarter earnings shortfall.
[12] Goldcap announces possibility that TAGTCR merger would not take place at $18/share.

                                    GOLDCAP
                          CLOSE PRICE INDEX COMPARISON
                           WEEKLY: 5/26/95 TO 1/13/99







                                    [GRAPH]

                                    GOLDCAP
                       VOLUME DISTRIBUTION BY PRICE RANGE
                           WEEKLY: 5/26/95 TO 1/13/99








                                    [GRAPH]

                                    GOLDCAP
                  CUMULATIVE VOLUME DISTRIBUTION BY PRICE RANGE
                           WEEKLY: 5/26/95 TO 1/13/99








                                    [GRAPH]

The Robinson-Humphrey Company


PROJECT GOLDCAP
SHAREHOLDER OWNERSHIP ANALYSIS
-------------------------------------------------------------------------------

                                       NUMBER OF   AS A PERCENT
                                         SHARES      OF TOTAL
                                       ----------   ---------

 Total Shares Outstanding as of
 September 30, 1998:                   10,112,629    100.0%        [GOLDCAP
                                                               OWNERSHIP GRAPH]
 Date     Institutional Ownership:
 -------  -----------------------

 9/30/98  EDGEMONT ASSET MGMT CORP      1,158,300     11.45%
 9/30/98  FIDELITY MGMT & RES CORP      1,011,300     10.00%
 6/30/98  DIMENSIONAL FUND ADVS.          699,600      6.92%
 9/30/98  PRUDENTIAL INS CO/AMER          692,400      6.85%
 9/30/98  SELIGMAN J W & COMPANY          595,900      5.89%
 9/30/98  PUTNAM INVESTMENT MGMT          575,700      5.69%
 9/30/98  STRONG CAPITAL MGMT INC         490,600      4.85%
 9/30/98  GENERAL ELECTRIC COMPANY        446,300      4.41%
 9/30/98  LASALLE NATIONAL BANK           436,300      4.31%
 9/30/98  MASSACHUSETTS FINL SVCS         275,800      2.73%
 9/30/98  NEUBERGER&BERMAN MGMT           227,900      2.25%
 9/30/98  BARCLAYS BANK PLC               133,342      1.32%
 9/30/98  NATIONSBANK CORPORATION         127,800      1.26%
 9/30/98  EATON VANCE MANAGEMENT           97,300      0.96%
 9/30/98  NEUBERGER&BERM INST ASST         87,800      0.87%
 9/30/98  BRANDYWINE ASSET MGMT.           51,700      0.51%
 9/30/98  COLLEGE RETIRE EQUITIES          47,400      0.47%
 9/30/98  BEAR STEARNS & CO                41,200      0.41%
 9/30/98  NEW YORK ST TEACHERS RET         35,900      0.36%
 9/30/98  TEXAS TEACHER RETIRM SYS         35,000      0.35%
 9/30/98  BANKERS TRUST N Y CORP           34,400      0.34%
 9/30/98  PILGRIM BAXTER VALUE INV         27,000      0.27%
 9/30/98  MELLON BANK CORPORATION          20,113      0.20%
 9/30/98  NATIONWIDE ADVISORY SVCS         19,000      0.19%
 9/30/98  NORTHERN TRUST CORP              16,500      0.16%
 9/30/98  COLORADO PUBLIC EMPL RET         13,900      0.14%
 9/30/98  DEERE & COMPANY                  13,800      0.14%
 9/30/98  FIRST QUADRANT LP                11,000      0.11%
 9/30/98  BANC ONE CORPORATION             10,500      0.10%
 9/30/98  EQUITABLE COMPANIES INC           9,500      0.09%
 9/30/98  WORLD ASSET MANAGEMENT            9,500      0.09%
 9/30/98  FLEET FINL GROUP INC              9,400      0.09%
12/31/97  ANB INVESTMENT MGMT & TR          8,682      0.09%
 9/30/98  BANK OF NEW YORK                  6,000      0.06%
 9/30/98  VANGUARD GROUP INC                5,600      0.06%
 9/30/98  AID ASSOC FOR LUTHERANS           5,500      0.05%
 9/30/98  NOMURA ASSET MGMT CO LTD          4,500      0.04%
 9/30/98  NORWEST BK MINNESOTA N A          3,600      0.04%
 9/30/98  CAPSTONE ASSET MGMT. CO.          1,890      0.02%
 9/30/98  MERRILL LYNCH & CO INC              623      0.01%
 9/30/98  WEISS PECK & GREER                  280      0.00%
                                        ---------   -------

         Total Institutional Holdings   7,498,830      74.2%

 Insider Ownership:
 -----------------
         Total Insider Holdings           884,332 [1]   8.7%

         Total Retail Holdings          1,729,467      17.1%


 ----------------------------------
 [1] All Directors and Executive Officers as a group as reported in the Goldcap proxy dated March 30, 1998.

 Source: CDA Spectrum as of 1/13/99.

The Robinson-Humphrey Company


PROJECT GOLDCAP
INSTITUTIONAL OWNERSHIP HISTORY
QUARTERS ENDING SEPTEMBER 1995 THROUGH SEPTEMBER 1998

-----------------------------------------------------------------------------------------------------------------------------------


13F INSTITUTION                   9/30/98    6/30/98    3/31/98    12/31/97    9/30/97    6/30/97    3/31/97   12/31/96    9/30/96
------------------------------- ----------  ---------  ---------  ---------- ---------- ---------- ---------- ----------  ---------
EDGEMONT ASSET MGMT CORP        1,158,300  1,500,000  1,500,000   1,500,000  1,540,600  2,008,200    845,000    845,000    405,000
FIDELITY MGMT & RES CORP        1,011,300    718,100    750,400     618,400    463,400    355,900
DIMENSIONAL FUND ADVS.            699,600    699,600    699,600     354,900    317,600    280,600
PRUDENTIAL INS CO/AMER            692,400    707,100    713,100     575,800    497,000    542,500      7,600      7,100
SELIGMAN J W & COMPANY            595,900    755,700    755,700     750,900    750,900    747,800    436,500    329,800    282,200
PUTNAM INVESTMENT MGMT            575,700    575,700    756,910     753,610    774,510    805,410  1,010,185  1,005,385  1,352,835
STRONG CAPITAL MGMT INC           490,600    456,450    214,200       1,200    114,700      7,700     63,700          0     44,750
GENERAL ELECTRIC COMPANY          446,300    446,300    446,300     446,300    295,800          0     11,000     12,300     12,300
LASALLE NATIONAL BANK             436,300    436,300    436,300     437,400    297,000     10,800
MASSACHUSETTS FINL SVCS           275,800    283,800    288,800     859,195    994,195    994,695    736,795    649,395    248,805
NEUBERGER&BERMAN MGMT             227,900    252,900    252,900     302,900    302,900
BARCLAYS BANK PLC                 133,342    135,029    193,420     209,563    211,934    200,134    170,434    171,214    176,798
NATIONSBANK CORPORATION           127,800     10,066     11,250                                                                  0
EATON VANCE MANAGEMENT             97,300     97,300     90,400
NEUBERGER&BERM INST ASST           87,800     89,700     84,500      89,800     89,800
BRANDYWINE ASSET MGMT.             51,700     51,700      2,500
COLLEGE RETIRE EQUITIES            47,400    101,400      9,100      15,100      9,100      9,100      6,100      4,600      4,100
BEAR STEARNS & CO                  41,200     23,200         16          49         40        600
NEW YORK ST TEACHERS RET           35,900     35,900     35,900      35,900     35,900
TEXAS TEACHER RETIRM SYS           35,000     35,000     35,000      35,000     35,000     20,000
BANKERS TRUST N Y CORP             34,400     19,100    199,900     214,500    212,100    165,200    164,200    165,700    167,050
PILGRIM BAXTER VALUE INV           27,000
MELLON BANK CORPORATION            20,113     19,813     48,764      50,600     52,300     47,500     53,302     52,300     47,100
NATIONWIDE ADVISORY SVCS           19,000     19,000     19,000      19,000     19,000
NORTHERN TRUST CORP                16,500     12,500     10,500
COLORADO PUBLIC EMPL RET           13,900                 7,900                      0      6,400
DEERE & COMPANY                    13,800     10,700     10,700      10,800     10,700     10,100     10,100      8,100
FIRST QUADRANT LP                  11,000
BANC ONE CORPORATION               10,500     10,500     10,500                                 0     10,000    106,522    106,522
EQUITABLE COMPANIES INC             9,500      8,200      2,200      15,900     15,900     16,200    192,600    168,600    134,700
WORLD ASSET MANAGEMENT              9,500      9,400      9,300       9,800      9,800     11,500     10,800     12,200        400
FLEET FINL GROUP INC                9,400      9,900      9,900       9,900      9,900
ANB INVESTMENT MGMT & TR            8,682      8,682      8,682       8,682      9,600      9,800      9,800     10,400      1,500
BANK OF NEW YORK                    6,000      5,700      5,400       2,400      2,400      2,300      2,200      2,200
VANGUARD GROUP INC                  5,600      5,000     39,600      37,100     37,100     37,100     37,100
AID ASSOC FOR LUTHERANS             5,500      5,300      4,600
NOMURA ASSET MGMT CO LTD            4,500      4,500      4,500       4,500
NORWEST BK MINNESOTA N A            3,600
CAPSTONE ASSET MGMT. CO.            1,890                 2,530                    386        386        386
MERRILL LYNCH & CO INC                623          0         89       1,400        167                                0        100
WEISS PECK & GREER                    280        280        280         200        200
AMERICAN GENERAL CORP                   0      2,500      2,500       2,500      2,500      2,000      2,000      2,000      2,000
BARON CAPITAL INC                       0     20,000                      0     30,000     25,000     17,500
QUAKER PARTNERS LLC                     0     20,000
AAL CAPITAL MGMT CORP
AELTUS INVESTMENT MGMT                                                                                                0     23,500
AETNA LIFE INS & ANNUITY
AIM MGMT GROUP INC                                                                              0  1,028,500  1,027,100   1,027,100

-----------------------------------------------------------------------------
13F Institution                     6/30/96    3/31/96   12/31/95    9/30/95
-------------------------------   ---------- ---------- ---------- ----------
EDGEMONT ASSET MGMT CORP            405,000    405,000    505,000    635,000
FIDELITY MGMT & RES CORP                             0     35,000    358,000
DIMENSIONAL FUND ADVS.
PRUDENTIAL INS CO/AMER
SELIGMAN J W & COMPANY              153,900    200,000
PUTNAM INVESTMENT MGMT            1,363,635  1,272,435    408,585    481,885
STRONG CAPITAL MGMT INC               7,725    116,475     30,500     13,700
GENERAL ELECTRIC COMPANY             12,300
LASALLE NATIONAL BANK
MASSACHUSETTS FINL SVCS             159,300    175,400    199,100    199,100
NEUBERGER&BERMAN MGMT
BARCLAYS BANK PLC                   178,228
NATIONSBANK CORPORATION              16,200
EATON VANCE MANAGEMENT
NEUBERGER&BERM INST ASST
BRANDYWINE ASSET MGMT.
COLLEGE RETIRE EQUITIES
BEAR STEARNS & CO
NEW YORK ST TEACHERS RET
TEXAS TEACHER RETIRM SYS
BANKERS TRUST N Y CORP              114,050     43,450    360,850    309,250
PILGRIM BAXTER VALUE INV
MELLON BANK CORPORATION              34,100     16,600     16,600
NATIONWIDE ADVISORY SVCS
NORTHERN TRUST CORP
COLORADO PUBLIC EMPL RET
DEERE & COMPANY
FIRST QUADRANT LP
BANC ONE CORPORATION
EQUITABLE COMPANIES INC             119,400    143,200     93,800    108,300
WORLD ASSET MANAGEMENT                  100        100        100
FLEET FINL GROUP INC
ANB INVESTMENT MGMT & TR
BANK OF NEW YORK
VANGUARD GROUP INC
AID ASSOC FOR LUTHERANS
NOMURA ASSET MGMT CO LTD
NORWEST BK MINNESOTA N A
CAPSTONE ASSET MGMT. CO.
MERRILL LYNCH & CO INC                2,700
WEISS PECK & GREER
AMERICAN GENERAL CORP                 1,100
BARON CAPITAL INC
QUAKER PARTNERS LLC
AAL CAPITAL MGMT CORP                                0     58,100
AELTUS INVESTMENT MGMT
AETNA LIFE INS & ANNUITY              2,500
AIM MGMT GROUP INC                  798,300    670,900     85,400

ALLIED IRISH BANKS PLC                                                                                                           0
AMERICAN CENTURY COS                                                                                                  0    250,000
APODACA INVT GROUP INC                                                                                                           0
ARTISAN PARTNERS L P                                          0     442,000    368,800    245,600
BANK OF TOKYO LTD
BATTERYMARCH FINL MGMT                                                                                                0     21,000
BENTLEY CAPITAL MGMT INC                                                  0     25,000
BERGER ASSOCIATES INC                                                                                                 0    100,050
BERKELEY CAPITAL MGMT                                                                                                            0
BZW BARCLAYS GLBL INVTS
CALIF STATE TEACHERS RET                           0     32,800      32,800     32,800     32,800     32,700     32,700
CHARLES SCHWAB INVT MGMT                                      0       4,400      4,400      4,400      4,400      4,400      4,400
COLUMBIA MANAGEMENT CO
COMERICA INC                                                              0      9,700     11,500     10,800     12,200
DE GARMO & KELLEHER                                                                                        0     40,000     40,000
DRIEHAUS CAPITAL MGMT
DUNCAN-HURST CAP MGMT                                                                                                            0
FIDUCIARY TRUST CO INTL.                                      0      26,100     87,600     48,300
FIRST INVESTORS MGMT CO                                       0      19,600
FIRST OF AMER INVT-S C I                                                                                              0    184,750
FIRSTAR CORPORATION                                                                                                              0
FRANKLIN RESOURCES INC
FRED ALGER MANAGEMENT                                                                           0    346,750    361,650    367,750
FRONTIER CAPITAL MGMT CO
GARDNER LEWIS ASSET MGMT
GE INVESTMENT CORP
GEEWAX TERKER & COMPANY                                                                         0     29,900
GENERAL MOTORS INVT MGMT
GRANAHAN INVT MGMT INC                                                               0    205,000    321,100
GW CAPITAL MGMT INC                                0     22,900      48,000     35,000
HANCOCK JOHN ADVISERS                                                                                                 0    417,000
HILLIARD JJB, LYONS WL
HINTZ HOLMAN & HECKSHER
INVESTMENT ADVISERS INC                                                              0     20,000
JACOBS LEVY EQUITY MGMT                                       0      14,100     14,100
JANUS CAPITAL CORP                                                                              0    801,750    961,750    671,925
JMC CAPITAL MGMT INC                                                      0     25,036     26,945    123,380    128,005    130,960
LGT ASSET MANAGEMENT INC
LOOMIS SAYLES & COMPANY                            0    139,100     358,500    295,400     47,300
LUTHER KING CAPITAL MGMT                                                                        0     35,000
MACKAY SHIELDS FINANCIAL                                      0      40,500     40,500     40,500     40,500     36,000     19,000
MACKENZIE FINANCIAL CORP                                                  0     90,100     90,100     90,100     83,100     23,600
MASS MUTUAL LIFE INSUR                                                                                     0      8,500    190,000
MENTOR INVT ADVISORS LLC                                                                        0     45,370     83,770     76,220
METROPOLITAN LIFE INSUR                                                              0      5,400        700
MITCHELL HUTCHINS ASSET
MONETTA FINL SVCS INC                                                                                                            0
MORGAN J P & CO INC
MORGAN STANLEY D WITTER                                                                         0     17,000          0
NEW USA RESEARCH & MGMT
NEW YORK ST COMMON RET.                                                                                                          0
NICHOLAS CO                                                                          0     95,000     75,000     75,000     50,000
NICHOLAS-APPLEGATE CAP.
NORTHERN TRUST CO/CONN                                                                          0      9,000
NORTHWESTERN MUTUAL INVT                                                                        0    186,600
NORTHWESTERN MUTUAL LIFE                                                                        0    143,100    350,500    344,100
OBERWEIS ASSET MGMT INC                                                                         0     15,000     15,000     15,000
ONE VALLEY BANK N A                                                                                                   0      2,100
PALISADE CAPITAL MGT LLC                                                  0     69,800    304,800    219,800
ALLIED IRISH BANKS PLC               152,700
AMERICAN CENTURY COS                 250,000    380,000
APODACA INVT GROUP INC               157,400
ARTISAN PARTNERS L P
BANK OF TOKYO LTD                          0      2,500
BATTERYMARCH FINL MGMT                14,900
BENTLEY CAPITAL MGMT INC
BERGER ASSOCIATES INC                150,050    150,000    195,500    195,500
BERKELEY CAPITAL MGMT                153,100      2,700
BZW BARCLAYS GLBL INVTS                         173,000    143,600    100,700
CALIF STATE TEACHERS RET              32,700          0     32,100     21,100
CHARLES SCHWAB INVT MGMT               4,100      2,700
COLUMBIA MANAGEMENT CO                                0    220,000
COMERICA INC
DE GARMO & KELLEHER                   80,000
DRIEHAUS CAPITAL MGMT                                 0    297,188    301,853
DUNCAN-HURST CAP MGMT                341,290    345,490    342,840    223,840
FIDUCIARY TRUST CO INTL.                                         0     10,000
FIRST INVESTORS MGMT CO
FIRST OF AMER INVT-S C I             185,050    109,150    107,850    102,050
FIRSTAR CORPORATION                   31,500                     0     54,400
FRANKLIN RESOURCES INC                                           0     12,000
FRED ALGER MANAGEMENT                294,200    289,200    235,700    174,000
FRONTIER CAPITAL MGMT CO                              0    125,900    120,600
GARDNER LEWIS ASSET MGMT                                                    0
GE INVESTMENT CORP                                               0     20,300
GEEWAX TERKER & COMPANY
GENERAL MOTORS INVT MGMT                              0     47,500     65,500
GRANAHAN INVT MGMT INC
GW CAPITAL MGMT INC
HANCOCK JOHN ADVISERS                413,000    410,000    400,000
HILLIARD JJB, LYONS WL                   100        100
HINTZ HOLMAN & HECKSHER                                          0     10,000
INVESTMENT ADVISERS INC
JACOBS LEVY EQUITY MGMT
JANUS CAPITAL CORP                   377,425                                0
JMC CAPITAL MGMT INC                 179,660    234,150    260,710
LGT ASSET MANAGEMENT INC                              0     15,000          0
LOOMIS SAYLES & COMPANY
LUTHER KING CAPITAL MGMT
MACKAY SHIELDS FINANCIAL              19,000     20,000     20,000     20,000
MACKENZIE FINANCIAL CORP              23,600     30,000
MASS MUTUAL LIFE INSUR               279,700    218,800    194,000    212,700
MENTOR INVT ADVISORS LLC              74,220     77,870    133,520    135,470
METROPOLITAN LIFE INSUR
MITCHELL HUTCHINS ASSET                                          0    137,900
MONETTA FINL SVCS INC                 39,250    190,485     80,000
MORGAN J P & CO INC                                              0    185,700
MORGAN STANLEY D WITTER
NEW USA RESEARCH & MGMT                               0     10,000
NEW YORK ST COMMON RET.                7,600
NICHOLAS CO                           25,000
NICHOLAS-APPLEGATE CAP.                               0    239,000
NORTHERN TRUST CO/CONN
NORTHWESTERN MUTUAL INVT
NORTHWESTERN MUTUAL LIFE             284,100    323,000    328,900    328,900
OBERWEIS ASSET MGMT INC               15,000     15,000     15,000     15,000
ONE VALLEY BANK N A                    2,300      2,300      2,900
PALISADE CAPITAL MGT LLC                   0

PATTERSON J O & CO
PELL RUDMAN TRUST CO NA                                       0      39,425     37,675     35,050     14,800
PHOENIX HOME LIFE MUTUAL                                                             0     17,500
PILGRIM BAXTER & ASSOCS                                                                         0    574,075    987,100  1,004,900
PIMCO ADVISORS L P
PORTFOLIO ADVISORY SVCS                                                                                                          0
PROVIDENT INVT COUNSEL                                                                          0    354,243    427,900    389,600
R S INVESTMENT MGMT INC                                                                                    0      6,900      6,100
RENAISSANCE TECHNOLOGIES                           0     12,400           0     10,200
REPUBLIC NATL BANK/N.Y.                                                                                               0      6,020
ROBERT FLEMING(FLEM CAP)
ROBERTSON STEPHNS CO INV                                                                                   0     22,300
ROTHSCHILD/PELL RUDMAN                                        0      51,775     51,950     53,100     21,800
SAFECO CORPORATION                                                                   0    293,500
SCHRODER CAP MGMT INTL.                                       0     418,940    281,440    249,840    237,000    232,400      6,000
SCUDDER KEMPER INVTS INC                                                             0    293,900    288,900    286,200    259,800
SEARS INVESTMENT MGMT                                         0      15,100     19,000     19,000     13,200     12,000
SSI INVESTMENT MGMT INC                                                                                               0      1,000
STACEY BRAUN ASSOC INC
STANDISH AYER & WOOD INC                                                  0     11,900
STATE STREET CORP                                  0     37,914      37,614     29,200     27,000     27,400     33,800     11,500
SUNTRUST BANKS INC                                            0     160,824    202,302    214,170    217,089    222,280     20,065
T ROWE PRICE ASSOCIATES                                       0      21,600     21,600     19,800     19,800     16,500     12,000
TCW GROUP INC
THOMSON HORSTMANN&BRYANT
TRAVELERS INC                                      0     19,065      14,119     12,048     18,781     31,605     98,739     73,378
TURNER INVT PARTNERS INC                                                                                              0     94,750
UNITED STATES TR/BOSTON                                                                                                          0
UNIVERSITY OF TEXAS INVT                                      0      46,600     41,300     28,700                                0
USAA UNITED SVCS AUTO                              0    150,000     110,000    110,000     45,000     45,000     45,000     45,000
VAN KAMPEN AMER CAPITAL                                                                                                    150,350
WALL STREET ASSOCIATES                                                                                                0    102,150
WARBURG DILLON READ LLC                                                                         0     50,500
WARBURG PINCUS ASSET MGT                                                                                                         0
WELLS FARGO BANK N A
WILLIAM BLAIR & CO LLC                                                               0     56,100     65,900     25,900
WILMINGTON TRUST COMPANY
WISCONSIN INVESTMT BOARD
ZWEIG-DIMENNA PARTNERS
                               ----------   ---------  ---------  ---------  ---------  ---------  ---------  ---------   ---------

TOTAL HOLDINGS                  7,498,830   7,602,320  8,087,320  9,275,296  9,069,283  8,866,011  9,335,064  9,189,510   9,127,228
TOTAL NUMBER OF OWNERS                 42          45         58         58         66         69         60         59          63
SHARES OUTSTANDING (MILLIONS)       10.11       10.11      10.11      10.11      10.11      10.11      10.06      10.06       10.06
PRICE AT END OF PERIOD             $13.63      $15.63     $15.38     $20.28     $25.00     $21.06     $28.00     $35.25      $37.75
AVERAGE PRICE OF PERIOD            $14.63      $15.50     $17.83     $22.64     $23.03     $24.53     $31.63     $36.50      $42.13
TOP 15 HOLDERS PERCENTAGE            69.8%

PATTERSON J O & CO                                  0     46,000     55,000
PELL RUDMAN TRUST CO NA
PHOENIX HOME LIFE MUTUAL
PILGRIM BAXTER & ASSOCS            998,200    426,900    552,200    772,900
PIMCO ADVISORS L P                       0    196,000    127,000
PORTFOLIO ADVISORY SVCS             88,290     66,110     58,610     42,030
PROVIDENT INVT COUNSEL             353,200    337,500    286,100    261,800
R S INVESTMENT MGMT INC             56,700     60,700     64,000
RENAISSANCE TECHNOLOGIES
REPUBLIC NATL BANK/N.Y.
ROBERT FLEMING(FLEM CAP)                                       0     10,000
ROBERTSON STEPHNS CO INV
ROTHSCHILD/PELL RUDMAN
SAFECO CORPORATION                                                        0
SCHRODER CAP MGMT INTL.              6,000      6,000      6,000      9,000
SCUDDER KEMPER INVTS INC           266,600    263,900    227,900    189,000
SEARS INVESTMENT MGMT
SSI INVESTMENT MGMT INC
STACEY BRAUN ASSOC INC                              0     17,700     17,700
STANDISH AYER & WOOD INC
STATE STREET CORP                   27,100
SUNTRUST BANKS INC                 148,277     89,794     62,376     62,376
T ROWE PRICE ASSOCIATES
TCW GROUP INC                                       0     50,000     40,000
THOMSON HORSTMANN&BRYANT                                       0     72,700
TRAVELERS INC                       80,962     86,414     12,999     13,039
TURNER INVT PARTNERS INC            66,750     50,050     42,110     51,460
UNITED STATES TR/BOSTON              1,700
UNIVERSITY OF TEXAS INVT            14,500          0     16,400
USAA UNITED SVCS AUTO               45,000     45,000     50,000     50,000
VAN KAMPEN AMER CAPITAL            150,450    151,000     62,700     57,800
WALL STREET ASSOCIATES              95,100     86,500     66,800    100,600
WARBURG DILLON READ LLC                  0     20,000
WARBURG PINCUS ASSET MGT            36,000
WELLS FARGO BANK N A                                           0     12,000
WILLIAM BLAIR & CO LLC
WILMINGTON TRUST COMPANY                            0      5,300      5,300
WISCONSIN INVESTMT BOARD                                       0    175,700
ZWEIG-DIMENNA PARTNERS                   0     57,000     32,000     25,000
                                 ---------  ---------  ---------  ---------

TOTAL Holdings                   9,390,312  7,962,873  7,026,438  6,576,153
TOTAL NUMBER OF OWNERS                  64         60         63         52
SHARES OUTSTANDING (MILLIONS)        10.06      10.06      10.02      10.02
PRICE AT END OF PERIOD              $46.50     $36.00     $41.50     $29.25
AVERAGE PRICE OF PERIOD             $41.25     $38.75     $35.38     $25.13
TOP 15 HOLDERS PERCENTAGE

-------------------------------
Source: CDA Spectrum as of 1/13/99

The Robinson-Humphrey Company


                                PROJECT GOLDCAP
                 Market Comparison of Selected Public Companies
                (Dollars in Millions, Except Per Share Amounts)


                                                                                            52 WEEK        MARKET        PRICE
                                                                               LATEST    -------------      PRICE         AS %
COMPANY                                          TICKER    EXCHANGE     FYE    QUARTER   HIGH      LOW     1/13/99      OF HIGH
-------                                          ------    --------     ---    -------   ----      ---     -------      -------
Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                         FCWI           OTC      DC      9/98      $16.50   $9.25     $13.38      81.1%
Safeguard Health Enterprises, Inc.               SFGD           OTC      DC      9/98       12.31    3.28       3.88      31.5%

                                           ------------------------------------------------------------------------------------
                                           AVERAGE                                                                       56.3%
                                           MEDIAN                                                                        56.3%
                                           ------------------------------------------------------------------------------------

Multi-Market HMOs
-----------------
Foundation Health Systems, Inc.                  FHS            NYSE     DC      9/98     $ 32.62  $ 5.87    $  9.81      30.1%
Humana, Inc.                                     HUM            NYSE     DC      9/98       32.12   12.25      19.13      59.5%
Maxicare Health Plans, Inc.                      MAXI           OTC      DC      9/98       13.12    2.62       5.88      44.8%
Mid Atlantic Medical Services, Inc.              MME            NYSE     DC      9/98       14.00    4.43      12.63      90.2%
Oxford Health Plans, Inc.                        OXHP           OTC      DC      9/98       21.75    5.81      18.63      85.6%
PacifiCare Health Systems, Inc.                  PHSYA          OTC      DC      9/98       88.87   47.00      68.25      76.8%
United HealthCare Corp.                          UNH            NYSE     DC      9/98       73.93   29.56      42.94      58.1%

                                           -------------------------------------------------------------------------------------
                                           AVERAGE                                                                       63.6%
                                           MEDIAN                                                                        59.5%
                                           -------------------------------------------------------------------------------------

Dental Practice Management Companies
------------------------------------
American Dental Partners [2]                     ADPI           OTC      DC      9/98    $ 19.37  $ 7.12    $ 11.00      56.8%
Birner Dental Management Services [3]            BDMS           OTC      DC      9/98       8.37    2.81       3.63      43.3%
Castle Dental Centers, Inc.                      CASL           OTC      DC      9/98      13.43    4.00       6.38      47.5%
Coast Dental                                     CDEN           OTC      DC      9/98      30.87    7.68       9.00      29.2%
Dental Care Alliance, Inc.                       DENT           OTC      DC      9/98      15.75    7.87      11.13      70.6%
Gentle Dental Service Corp.                      GNTL           OTC      DC      9/98      12.50    5.12       7.00      56.0%
Monarch Dental Corporation                       MDDS           OTC      DC      9/98      19.75    3.53       3.63      18.4%
Pentegra Dental Group, Inc. [4]                  PEN            AMEX     MR      9/98       9.00    1.75       2.06      22.9%

                                           -------------------------------------------------------------------------------------
                                           AVERAGE                                                                       43.1%
                                           MEDIAN                                                                        45.4%
                                           -------------------------------------------------------------------------------------

Orthodontic Practice Management Companies
-----------------------------------------
Apple Orthodontix, Inc.                          AOI            AMEX     DC      9/98     $16.50    2.25    $  4.38      26.5%
Orthalliance                                     ORAL           OTC      DC      9/98      17.25    7.00      10.69      62.0%
Orthodontic Centers of America                   OCA            NYSE     DC      9/98      24.06   11.75      18.44      76.6%

                                           -------------------------------------------------------------------------------------
                                           AVERAGE                                                                       55.5%
                                           MEDIAN                                                                        62.0%
                                           -------------------------------------------------------------------------------------

                                           -------------------------------------------------------------------------------------
                                           OVERALL AVERAGE                                                               53.4%
                                           OVERALL MEDIAN                                                                56.4%
                                           -------------------------------------------------------------------------------------

GOLDCAP                                                         OTC      DC       9/98     $17.87  $ 9.00    $ 10.63      59.5%
---------------------------


                                             EARNINGS PER SHARE [1]              PRICE/EARNINGS RATIO
                                            ------------------------  5-YEAR    ----------------------   1999 P/E/
                                                      CAL.     CAL.   GROWTH             CAL.     CAL.    5-YEAR    MARKET   MARKET/
COMPANY                                     LTM      1998E    1999E   RATE [1]  LTM     1998E    1999E    GROWTH    CAP'N     BOOK
-------                                     ---      -----    -----   --------  ---     -----    -----   ---------  -----    ------
Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                  $ 1.00    $ 1.05   $ 1.20    17.0%   13.4 x   12.7 x   11.1 x    0.66 x      48.8   1.9 x
Safeguard Health Enterprises, Inc.          0.04      0.66     0.83    38.0%   96.9 *    5.9 *    4.7 *    0.12        18.4   0.5 *

                                         ------------------------------------------------------------------------------------------
                                         AVERAGE                       27.5%   13.4 x   12.7 x   11.1 x    0.39 x             1.9 x
                                         MEDIAN                        27.5%   13.4 x   12.7 x   11.1 x    0.39 x             1.9 x
                                         ------------------------------------------------------------------------------------------

Multi-Market HMOs
-----------------
Foundation Health Systems, Inc.           $ 0.93    $ 0.94   $ 1.17    15.0%   10.6 x   10.4 x    8.4 x    0.56  x $1,199.0  1.4 x
Humana, Inc.                                1.22      1.27     1.47    16.0%   15.7     15.1     13.0      0.81     3,201.2   2.0
Maxicare Health Plans, Inc.                (0.69)    (0.59)    0.47    10.0%    NM       NM      12.5      1.25       105.3   1.8
Mid Atlantic Medical Services, Inc.         0.44      0.42     0.66    15.0%   28.7 *   30.1 *   19.1 *    1.28       626.6   3.4
Oxford Health Plans, Inc.                  (3.54)    (4.58)   (1.11)   25.0%    NM       NM       NM        NM      1,497.3   NM *
PacifiCare Health Systems, Inc.             3.48      4.18     5.03    20.0%   19.6     16.3     13.6      0.68     3,106.3   1.4
United HealthCare Corp.                     2.53      2.61     2.94    19.0%   17.0     16.5     14.6      0.77     7,996.4   2.0

                                         ------------------------------------------------------------------------------------------
                                         AVERAGE                       17.1%   15.7 x   15.9 x   13.4 x    0.89 x             2.0 x
                                         MEDIAN                        16.0%   17.0 x   16.4 x   13.6 x    0.79 x             1.9 x
                                         ------------------------------------------------------------------------------------------

Dental Practice Management Companies
------------------------------------
American Dental Partners [2]              $ 0.51    $ 0.54   $ 0.82    35.0%   21.6 x   20.4 x   13.4 x    0.38 x  $   81.8   1.7 x
Birner Dental Management Services [3]       0.13      0.25     0.39    33.0%   27.9 *   14.5      9.3       NA  *      24.3   1.3
Castle Dental Centers, Inc.                 0.47      0.52     0.74    35.0%   13.6     12.3      8.6      0.25        40.1   1.2
Coast Dental                                0.67      0.71     0.99    35.0%   13.4     12.7      9.1      0.26        68.6   1.1
Dental Care Alliance, Inc.                  0.42      0.52     0.71    40.0%   26.5     21.4     15.7      0.39        78.2   2.9
Gentle Dental Service Corp.                (0.08)     0.14     0.49    27.0%    NM      50.0 *   14.3      0.53        63.2   1.5
Monarch Dental Corporation                  0.49      0.46     0.45    35.0%    7.4      7.9      8.1      0.23        43.3   0.7
Pentegra Dental Group, Inc. [4]               NA      0.30     0.56    35.0%    NA  *    6.9 *    3.7 *    0.11        15.6   1.0

                                         ------------------------------------------------------------------------------------------
                                         AVERAGE                       34.4%   16.5 x   14.8 x   11.2 x    0.31 x             1.4 x
                                         MEDIAN                        35.0%   13.6 x   13.6 x    9.3 x    0.26 x             1.2 x
                                         ------------------------------------------------------------------------------------------

Orthodontic Practice Management Companies
-----------------------------------------
Apple Orthodontix, Inc.                   $ 0.32    $ 0.32   $ 0.38    17.0%   13.7 x   13.7 x   11.5 x    0.68 x  $   61.0   1.5 x
Orthalliance                                0.56      0.58     0.71    26.0%   19.1     18.4     15.1       NA        142.2   2.5
Orthodontic Centers of America              0.65      0.70     0.94    35.0%   28.4     26.3     19.6      0.56       881.2   4.0

                                         ------------------------------------------------------------------------------------------
                                         AVERAGE                       26.0%   20.4 x   19.5 x   15.4 x    0.62 x             2.7 x
                                         MEDIAN                        26.0%   19.1 x   18.4 x   15.1 x    0.62 x             2.5 x
                                         ------------------------------------------------------------------------------------------

                                         ------------------------------------------------------------------------------------------
                                         OVERALL AVERAGE               26.4%   16.9 x   15.6 x   12.4 x    0.56 x             1.8 x
                                         OVERALL MEDIAN                26.5%   15.7 x   14.8 x   12.8 x    0.56 x             1.6 x
                                         ------------------------------------------------------------------------------------------

GOLDCAP                                   $1.00     $1.01    $1.12     17.0%   10.6 x   10.5 x    9.5 x    0.56 x  $  107.4   1.6 x

------------------------------------------------------
*  Excluded from average.
NA - Not Available        NM - Not Meaningful           F - Fiscal Year Estimate
[1] Earnings Estimates are consensus estimates from the First Call Research Network as of January 13, 1999 except for Orthodontic Centers of America and Goldcap which are from Robinson-Humphrey Research. Excludes all nonrecurring charges and gains.
[2]  Initial public offering priced on April 15, 1998 at $15.00 per share.
[3]  Initial public offering priced on February 11, 1998 at $7.00 per share.
[4]  Initial public offering priced on March 24, 1998 at $8.50 per share.

The Robinson-Humphrey Company


                                PROJECT GOLDCAP
                 MARKET COMPARISON OF SELECTED PUBLIC COMPANIES


                                                                 DEBT/                                      LTM
                                           SHARES      TOTAL     TOTAL      TOTAL     FIRM      -----------------------------
COMPANY                                  OUTSTANDING    DEBT      CAP.      CASH    VALUE [1]   REVENUES    EBIT      EBITDA
-------                                  -----------   -----     ------     -----   ---------   --------    -----     -------
                                             (MM)      ($MM)     ($MM)      ($MM)     ($MM)      ($MM)      ($MM)      ($MM)
Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                      3.646    $    0.0    0.0%   $   13.4  $   35.3   $    62.5     $5.6      $  6.6
Safeguard Health Enterprises, Inc.            4.747        42.7   55.0%        5.9      55.2        97.4      2.3         4.7

            -----------------------------------------------------------------------------------------------------------------
             AVERAGE
             MEDIAN
            -----------------------------------------------------------------------------------------------------------------

Multi-Market HMOs
-----------------
Foundation Health Systems, Inc.             122.191    $1,433.4   62.8%   $  913.7  $1,718.7   $ 8,429.5    $84.3      $204.1
Humana, Inc.                                167.381       907.0   35.8%    2,347.0   1,761.2     9,507.0     67.0       197.0
Maxicare Health Plans, Inc.                  17.925         0.0    0.0%       60.1      45.2       728.0    (26.2)      (25.4)
Mid Atlantic Medical Services, Inc.          49.634         2.5    1.4%      157.9     471.3     1,141.3     17.3        28.6
Oxford Health Plans, Inc.                    80.392       656.2   83.4%    1,121.4   1,032.1     4,635.4    744.6)     (676.0)
PacifiCare Health Systems, Inc.              45.514       751.3   25.6%    1,175.9   2,681.7     9,441.7    196.3 [2]   315.7 [2]
United HealthCare Corp.                     186.233       522.0   11.3%    1,189.0   7,329.4    15,519.0    417.0       590.0

            -----------------------------------------------------------------------------------------------------------------
             AVERAGE
             MEDIAN
            -----------------------------------------------------------------------------------------------------------------

Dental Practice Management Companies
------------------------------------
American Dental Partners                      7.436    $   12.1   20.5%   $    3.1  $   90.7   $    77.4     $5.7      $  9.5
Birner Dental Management Services             6.696         1.3    6.5%        1.7      23.9        20.3      1.9         3.0
Castle Dental Centers, Inc.                   6.292        27.7   44.7%        1.3      66.5        52.8      5.7         9.0
Coast Dental                                  7.622         6.2    8.7%       33.3      41.5        31.0      5.8         7.5
Dental Care Alliance, Inc.                    7.031         3.1   10.2%        7.7      73.7        23.1      3.8         4.6
Gentle Dental Service Corp.                   9.028        47.3   52.3%        1.8     108.6        82.4      2.1         5.5
Monarch Dental Corporation                   11.932        72.1   53.8%        5.9     109.5        71.1      9.5        14.5
Pentegra Dental Group, Inc.                   7.582         0.5    3.0%        0.7      15.4        16.2     (1.1)        0.4

            -----------------------------------------------------------------------------------------------------------------
             AVERAGE
             MEDIAN
            -----------------------------------------------------------------------------------------------------------------

Orthodontic Practice Management Companies
-----------------------------------------
Apple Orthodontics, Inc.                     13.945    $   20.3   33.2%   $    3.6  $   77.7   $    46.2    $ 6.8 [3]  $  9.5 [3]
Orthalliance                                 13.305         8.5   12.8%        4.0     146.7        67.4     12.1        14.0
Orthodontic Centers of America               47.792        23.9    9.8%        0.5     904.6       157.4     49.7        58.0

            -----------------------------------------------------------------------------------------------------------------
             AVERAGE
             MEDIAN
            -----------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------
             AVERAGE
             MEDIAN
            -----------------------------------------------------------------------------------------------------------------

GOLDCAP                                      10.113       $56.5   45.4%   $   10.0  $  153.9   $   171.1    $21.2      $ 26.9


                                                                                               3 YEAR CAGR
                                                                    FIRM VALUE TO:           ----------------
                                          EBIT      EBITDA    ----------------------------               NET
COMPANY                                  MARGIN     MARGIN    REVENUES    EBIT      EBITDA   REVENUES  INCOME
-------                                  -------    -------   --------    ----      ------   -------   ------

Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                   9.0%        10.6%     0.57 x     6.3 x      5.4 x    30.3%    28.8%
Safeguard Health Enterprises, Inc.         2.3%         4.9%     0.57      24.4 *     11.6 *    25.3%    (5.7)%

             --------------------------------------------------------------------------------------------------
             AVERAGE                       5.7%         7.7%     0.57 x     6.3 x      5.4 x    27.8%    11.6%
             MEDIAN                        5.7%         7.7%     0.57 x     6.3 x      5.4 x    27.8%    11.6%
             --------------------------------------------------------------------------------------------------

Multi-Market HMOs
-----------------
Foundation Health Systems, Inc.            1.0%         2.4%     0.20 x    20.4 x      8.4 x    18.8%    15.1%
Humana, Inc.                               0.7%         2.1%     0.19      26.3 *      8.9      30.8%   (22.4)%
Maxicare Health Plans, Inc.               (3.6)%       (3.5)%    0.06 *      NM         NM      17.9%      NM
Mid Atlantic Medical Services, Inc.        1.5%         2.5%     0.41      27.2 *     16.4 *     7.8%   (68.2)%
Oxford Health Plans, Inc.                (16.1)%      (14.6)%    0.22        NM         NM      54.7%      NM
PacifiCare Health Systems, Inc.            2.1%         3.3%     0.28      13.7        8.5      55.8%    10.8%
United HealthCare Corp.                    2.7%         3.8%     0.47      17.6       12.4      44.9%    30.1%

             --------------------------------------------------------------------------------------------------
             AVERAGE                      (1.7)%       -0.6%     0.30 x    17.2 x      9.6 x    33.0%    (6.9)%
             MEDIAN                        1.0%         2.4%     0.28 x    20.4 x      8.9 x    30.8%    10.8%
             --------------------------------------------------------------------------------------------------

Dental Practice Management Companies
------------------------------------
American Dental Partners                   7.4%        12.2%     1.17 x    15.9 x      9.6 x      NA       NA
Birner Dental Management Services          9.2%        14.6%     1.18      12.8        8.1        NA       NA
Castle Dental Centers, Inc.               10.8%        17.0%     1.26      11.7        7.4      31.2%      NM
Coast Dental                              18.7%        24.3%     1.34       7.1        5.5     145.5%   392.7%
Dental Care Alliance, Inc.                16.4%        19.8%     3.19 *    19.4       16.1 *   218.5%      NM
Gentle Dental Service Corp.                2.5%         6.7%     1.32      52.4 *     19.7 *      NA       NA
Monarch Dental Corporation                13.4%        20.4%     1.54      11.5        7.5     126.8%    16.2%
Pentegra Dental Group, Inc.               (7.0)%        2.4%     0.95        NM       39.0 *      NA       NA

             --------------------------------------------------------------------------------------------------
             AVERAGE                       8.9%        14.7%     1.25 x    13.1 x      7.6 x   130.5%   204.4%
             MEDIAN                       10.0%        15.8%     1.26 x    11.7 x      7.8 x   136.1%   204.4%
             --------------------------------------------------------------------------------------------------

Orthodontic Practice Management Companies
-----------------------------------------
Apple Orthodontics, Inc.                  14.8%        20.5%     1.68 x    11.4 x      8.2 x      NA       NA
Orthalliance                              17.9%        20.7%     2.17      12.1       10.5        NA       NA
Orthodontic Centers of America            31.6%        36.8%     5.75 *    18.2       15.6      68.0%    58.3%

             --------------------------------------------------------------------------------------------------
             AVERAGE                      21.4%        26.0%     1.93 x    13.9 x     11.4 x    68.0%    58.3%
             MEDIAN                       17.9%        20.7%     1.93 x    12.1 x     10.5 x    68.0%    58.3%
             --------------------------------------------------------------------------------------------------

             --------------------------------------------------------------------------------------------------
             AVERAGE                       6.8%        10.4%     0.91 x    13.7 x      8.9 x    62.6%    45.6%
             MEDIAN                        5.0%         8.6%     0.95 x    12.8 x      8.5 x    38.0%    15.6%
             --------------------------------------------------------------------------------------------------
GOLDCAP                                   12.4%        15.7%     0.90 x     7.3 x      5.7 x    22.0%    46.1%

------------------------------------
*  Excluded from average.
NA - Not Available                                          NM - Not Meaningful
[1] Firm value equals market capitalization plus total debt and preferred stock minus cash and short term investments.
[2] Excludes approximately $173 million in one-time charges.
[3] Excludes approximately $3.7 million in special charges.

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
       HISTORICAL GROWTH ANALYSIS OF SELECTED COMPARABLE PUBLIC COMPANIES
                                    REVENUES
                              (DOLLARS IN MILLIONS)



                                          1995             1996                 1997        3 YEAR      FIRST THREE QUARTERS 1998
                                          ----      ----------------     ----------------   ------      -------------------------
                                         $ AMT      $ AMT     GROWTH     $ AMT     GROWTH    CAGR         $ AMT         GROWTH
                                         -----      -----     ------     -----     ------    ----         -----         ------
Dental Managed Care Companies
First Commonwealth, Inc.                $   33.3   $   44.1    32.4%    $   56.6    28.3%    30.3%      $    47.7        14.1%
Safeguard Health Enterprises, Inc.          60.7       72.7    19.7%        95.4    31.1%    25.3%           72.9         2.8%
United Dental Care, Inc.                    78.6      112.7    43.4%       174.0    54.3%    48.8%           86.4 [1]    (2.8)%

Multi-Market HMOs
Foundation Health Systems, Inc.         $5,047.1   $6,620.8    31.2%    $7,120.7     7.5%    18.8%      $ 6,556.3        24.9%
Humana, Inc.                             4,605.0    6,677.0    45.0%     7,880.0    18.0%    30.8%        7,170.0        29.4%
Maxicare Health Plans, Inc.                477.3      562.8    17.9%       663.8    18.0%    17.9%          553.5        13.1%
Mid Atlantic Medical Services, Inc.        942.9    1,119.4    18.7%     1,096.6    (2.0)%    7.8%          869.9         5.4%
Oxford Health Plans, Inc.                1,746.0    3,032.6    73.7%     4,179.8    37.8%    54.7%        3,525.5        14.8%
PacifiCare Health Systems, Inc.          3,683.0    4,587.5    24.6%     8,935.2    94.8%    55.8%        7,097.2         7.7%
United HealthCare Corp.                  5,511.0    9,889.0    79.4%     1,563.0    16.9%    44.9%       12,525.0        46.2%

GOLDCAP                                 $  106.7   $  141.1    32.3%    $  158.7    12.5%    22.0%      $   129.5        10.5%


----------------------------------
[1]  Represents first two quarters of 1998.

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
     HISTORICAL MEMBERSHIP ANALYSIS OF SELECTED COMPARABLE PUBLIC COMPANIES
                             MEMBERSHIP INFORMATION
                             (Members in Thousands)



                                          1995               1996                   1997
                                          ----       -------------------    -------------------      3 YEAR
                                         MEMBERS     MEMBERS      GROWTH    MEMBERS      GROWTH       CAGR
                                         -------     -------      ------    -------      ------       ----
Dental Managed Care Companies
First Commonwealth, Inc.                    364         458        25.8%       592        29.4%       27.6%
Safeguard Health Enterprises, Inc.          761         983        29.2%     1,165        18.5%       23.7%
United Dental Care, Inc.                    937       1,729        84.5%     1,965        13.6%       44.8%

Multi-Market HMOs
Foundation Health Systems, Inc.           1,900       3,326        75.1%     4,272        28.4%       49.9%
Humana, Inc.                              3,800       4,900        28.9%     6,200        26.5%       27.7%
Maxicare Health Plans, Inc.                 345         422        22.3%       517        22.5%       22.4%
Mid Atlantic Medical Services, Inc.       1,483       1,679        13.2%     1,687         0.5%        6.7%
Oxford Health Plans, Inc.                 1,007       1,535        52.4%     2,008        30.8%       41.2%
PacifiCare Health Systems, Inc.           1,816       2,045        12.6%     3,791        85.4%       44.5%
United HealthCare Corp.                  13,610      13,778         1.2%    13,064        (5.2)%      (2.0)%

GOLDCAP                                   1,400       2,400        71.4%     2,185        (9.0)%      24.9%

                                         FIRST QUARTER 1998      SECOND QUARTER 1998     THIRD QUARTER 1998
                                        ------------------      -------------------     ------------------
                                        MEMBERS     GROWTH [1]  MEMBERS    GROWTH [1]   MEMBERS   GROWTH [1]
                                        -------     ----------  -------    ----------   -------   ----------
Dental Managed Care Companies
First Commonwealth, Inc.                   693        16.9%        643       (7.1)%       644        0.1%
Safeguard Health Enterprises, Inc.          NA          NA          NA         NA          NA         NA
United Dental Care, Inc.                 1,845        (6.1)%     1,822       (1.2)%        NA         NA

Multi-Market HMOs
Foundation Health Systems, Inc.          4,295         0.5%      4,351        1.3%      4,239       (2.6)%
Humana, Inc.                             6,200         0.0%      6,200        0.0%      6,200        0.0%
Maxicare Health Plans, Inc.                531         2.6%        530       (0.1)%       492       (7.2)%
Mid Atlantic Medical Services, Inc.      1,741         3.2%      1,775        2.0%      1,789        0.8%
Oxford Health Plans, Inc.                2,096         4.4%      2,005       (4.3)%     1,925       (4.0)%
PacifiCare Health Systems, Inc.          3,688        (2.7)%     3,659       (0.8)%     3,600       (1.6)%
United HealthCare Corp.                 13,055        (0.1)%    13,202        1.1%     13,367        1.2%

GOLDCAP                                  2,152        (1.5)%     2,141       (0.5)%     2,143        0.1%

------------------------------
[1]  Represents growth over prior quarter.

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
       HISTORICAL GROWTH ANALYSIS OF SELECTED COMPARABLE PUBLIC COMPANIES
                                     EBITDA
                              (DOLLARS IN MILLIONS)



                                                1995                        1996                               1997
                                          ----------------    ------------------------------      -------------------------------
                                          $ AMT     MARGIN    $ AMT        MARGIN     GROWTH      $ AMT       MARGIN       GROWTH
                                          -----     ------    -----        ------     ------      -----       ------       ------
Dental Managed Care Companies
First Commonwealth, Inc.                 $  3.6      10.7%    $  4.6        10.4%      29.3%     $   6.0       10.6%        29.8%
Safeguard Health Enterprises, Inc.          3.6       5.9%       4.2         5.8%      17.5%         6.8        7.2%        61.3%
United Dental Care, Inc.                    7.5       9.5%      13.9        12.3%      86.5%        11.2        6.4%       (19.5)%

Multi-Market HMOs
Foundation Health Systems, Inc.          $390.0       7.7%    $167.0         2.5%     (57.2)%    $ 354.3        5.0%       112.2%
Humana, Inc.                              272.0       5.9%     112.0         1.7%     (58.8)%      242.0        3.1%       116.1%
Maxicare Health Plans, Inc.                19.1       4.0%      11.0         2.0%     (42.2)%      (22.7)      (3.4)%         NM
Mid Atlantic Medical Services, Inc.        91.4       9.7%     (10.8)       (1.0)        NM         17.1        1.6%          NM
Oxford Health Plans, Inc.                  98.7       5.7%     176.9         5.8%      79.3%      (413.3)      (9.9)%         NM
PacifiCare Health Systems, Inc.           128.8       3.5%     161.8         3.5%      25.6%       267.9        3.0%        65.5%
United HealthCare Corp.                   549.0      10.0%     544.0         5.5%      (0.9)%      657.0        5.7%        20.8%

GOLDCAP                                  $ 12.9      12.1%    $ 24.0        17.0%      87.1%        27.8       17.5%        15.6%

                                                          FIRST THREE QUARTERS 1998
                                         3 YEAR       --------------------------------
                                          CAGR        $ AMT        MARGIN       GROWTH
                                          ----        -----        ------       ------
Dental Managed Care Companies
First Commonwealth, Inc.                  29.6%     $    5.1        10.6%        14.0%
Safeguard Health Enterprises, Inc.        37.7%          4.6         6.3%       (31.2)%
United Dental Care, Inc.                  22.5%          8.8 [1]    10.2%         6.5%

Multi-Market HMOs
Foundation Health Systems, Inc.           (4.7)%     $ 147.8         2.3%       (50.4)%
Humana, Inc.                              (5.7)%       138.0         1.9%       (24.6)%
Maxicare Health Plans, Inc.                 NM         (15.5)       (2.8)%        NM
Mid Atlantic Medical Services, Inc.      (56.7)%        22.0         2.5%       110.3%
Oxford Health Plans, Inc.                   NM        (272.2)       (7.7)%        NM
PacifiCare Health Systems, Inc.           44.2%        273.3         3.9%        21.2%
United HealthCare Corp.                    9.4%        417.0         3.3%       (13.8)%

GOLDCAP                                   47.1%     $   20.2        15.6%        (4.4)%

-------------------------------
[1]  Represents first two quarters of 1998.

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
       HISTORICAL GROWTH ANALYSIS OF SELECTED COMPARABLE PUBLIC COMPANIES
                                      EBIT
                              (DOLLARS IN MILLIONS)



                                               1995                        1996                              1997
                                         -----------------   ------------------------------     -------------------------------
                                         $ AMT      MARGIN   $ AMT       MARGIN      GROWTH     $ AMT       MARGIN       GROWTH
                                         -----      ------   -----       ------      ------     -----       ------       ------
Dental Managed Care Companies
First Commonwealth, Inc.                 $  3.1      9.4%    $  4.0        9.0%       25.6%     $  5.1        9.0%        29.3%
Safeguard Health Enterprises, Inc.          2.0      3.3%       1.9        2.6%       (5.9)%       4.5        4.8%       141.4%
United Dental Care, Inc.                    6.3      8.0%      11.6       10.3%       85.7%        6.1        3.5%       (47.3)%

Multi-Market HMOs
Foundation Health Systems, Inc.          $300.6      6.0%    $ 54.0        0.8%      (82.0)%    $255.9        3.6%       373.6%
Humana, Inc.                              202.0      4.4%      14.0        0.2%      (93.1)%     134.0        1.7%       857.1%
Maxicare Health Plans, Inc.                17.8      3.7%       9.7        1.7%      (45.4)%     (23.5)      (3.5)%         NM
Mid Atlantic Medical Services, Inc.        85.3      9.1%     (18.6)      (1.7)%        NM         6.9        0.6%          NM
Oxford Health Plans, Inc.                  75.7      4.3%     134.0        4.4%       77.1%     (474.4)     (11.3)%         NM
PacifiCare Health Systems, Inc.           100.2      2.7%     129.7        2.8%       29.5%      151.0        1.7%        16.4%
United HealthCare Corp.                   455.0      8.3%     411.0        4.2%       (9.7)%     511.0        4.4%        24.3%

GOLDCAP                                  $ 10.1      9.5%    $ 18.9       13.4%       86.4%     $ 22.1       13.9%        16.8%

                                                           FIRST THREE QUARTERS 1998
                                          3 YEAR      ---------------------------------
                                           CAGR       $ AMT         MARGIN       GROWTH
                                           ----       -----         ------       ------
Dental Managed Care Companies
First Commonwealth, Inc.                   27.5%     $   4.3          9.1%        14.1%
Safeguard Health Enterprises, Inc.         50.7%         2.7          3.7%       (45.6)%
United Dental Care, Inc.                   (1.1)%        6.0 [1]      7.0%         3.3%

Multi-Market HMOs
Foundation Health Systems, Inc.            (7.7)%    $  52.8          0.8%       (76.5)%
Humana, Inc.                              (18.6)%       41.0          0.6%       (62.0)%
Maxicare Health Plans, Inc.                  NM        (16.0)        (2.9)%         NM
Mid Atlantic Medical Services, Inc.       (71.5)%       13.4          1.5%       343.0%
Oxford Health Plans, Inc.                    NM       (322.8)        (9.2)%         NM
PacifiCare Health Systems, Inc.            22.8%       180.7          2.5%        33.4%
United HealthCare Corp.                     6.0%       284.0          2.3%       (24.9)%

GOLDCAP                                    47.5%     $  16.0         12.3%        (5.4)%

--------------------------------
[1]  Represents first two quarters of 1998.

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
       HISTORICAL GROWTH ANALYSIS OF SELECTED COMPARABLE PUBLIC COMPANIES
                           DILUTED EARNINGS PER SHARE



                                          1995          1996                  1997                       FIRST THREE QUARTERS 1998
                                          ----    ----------------     ------------------      3 YEAR    -------------------------
                                         $ AMT    $ AMT     GROWTH     $ AMT       GROWTH       CAGR        $ AMT        GROWTH
                                         -----    -----     ------     -----       ------       ----        -----        ------
Dental Managed Care Companies
First Commonwealth, Inc.                 $0.67   $ 0.76      13.4%     $ 0.89       17.1%       15.3%       $ 0.77        18.5%
Safeguard Health Enterprises, Inc.        0.45     0.30     (33.3)%      0.38       26.7%       (8.1)%        0.16       (66.7)%
United Dental Care, Inc.                  0.68     1.00      47.1%       0.64      (36.0)%      (3.0)%        0.35 [1]     2.9%

Multi-Market HMOs
Foundation Health Systems, Inc.          $1.54   $ 0.52     (66.2)%    $ 1.37      163.5%       (5.7)%      $ 0.72       (44.6)%
Humana, Inc.                              1.16     0.95     (18.1)%      1.05       10.5%       (4.9)%        0.93        22.4%
Maxicare Health Plans, Inc.               1.53     1.05     (31.4)%      0.63      (40.0)%     (35.8)%       (0.65)        NM
Mid Atlantic Medical Services, Inc.       1.28    (0.06)       NM        0.31         NM       (50.8)%        0.31        72.2%
Oxford Health Plans, Inc.                 0.71     1.25      76.1%      (3.70)        NM          NM         (3.79)        NM
PacifiCare Health Systems, Inc.           3.62     4.18      15.5%       2.43      (41.9)%     (18.1)%        3.34        53.2%
United HealthCare Corp.                   1.57     1.76      12.1%       2.26       28.4%       20.0%         1.95        16.1%

GOLDCAP                                  $0.68   $ 0.97      42.6%     $ 1.10       13.4%       27.2%       $ 0.75       (11.8)%

--------------------------------
[1]  Represents first two quarters of 1998.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PUBLIC DENTAL MANAGED CARE COMPANIES MULTIPLES (DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------------------

                                                                   AVERAGE DENTAL MANAGED CARE MULTIPLES
                                             -------------------------------------------------------------------------------
                               Goldcap             PRICE /             PRICE /             PRICE /             PRICE /
Valuation Parameter             Value             LTM EPS           CAL. 1998 EPS      CAL. 1999 EPS            BOOK
-------------------            -------            -------           -------------      -------------           -------

LTM EPS [2]                     $1.00 [3]         13.4 x

Est. 1998 EPS                   $1.01 [4]                             12.7 x

Est. 1999 EPS                   $1.12 [4]                                                 11.1 x

Book Value (as of 9/30/98)      $67,869                                                                            1.9 x

---------------------------------------------------------------------------------------------------------------------------------

                            ---------------------------
                            IMPLIED           IMPLIED
                            EQUITY         EQUITY VALUE
                            VALUE          PER SHARE [1]
                            -----          -------------
LTM EPS [2]                 $135,256         $13.38

Est. 1998 EPS               $130,104         $12.87

Est. 1999 EPS               $126,239         $12.48

Book Value (as of 9/30/98)  $126,106         $12.47




LTM Revenue [2]             $ 27,956*        $ 2.76*

LTM Operating Income [2]    $ 63,437         $ 6.27

LTM EBITDA [2]              $ 75,077         $ 7.42
                            -----------------------

---------------------------------------------------
MEAN EQUITY VALUE           $109,370         $10.82

MEDIAN EQUITY VALUE         $126,106         $12.47
---------------------------------------------------



                                       AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES                              LESS
                                     ----------------------------------------------------   IMPLIED                    PV OF DHDC
                            Goldcap       FIRM VALUE /     FIRM VALUE /     FIRM VALUE /      FIRM          LESS        DEFERRED
Valuation Parameter         Value        LTM REVENUES       LTM EBIT         LTM EBITDA      VALUE      NET DEBT [2]   LIABILITIES
-------------------         -------      -------------     -----------      ------------    --------    -------------  -----------
LTM Revenue [2]             $171,068          0.57 x                                         $ 96,833       $ 46,501      $22,376

LTM Operating Income [2]    $ 21,150 [3]                       6.3 x                         $132,314        $46,501      $22,376

LTM EBITDA [2]              $ 26,870 [3]                                        5.4 x        $143,954       $ 46,501      $22,376



----------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] LTM ended September 30, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges ($6.42 per share).
[4] Projections provided by Robinson-Humphrey research.

The Robinson-Humphrey Company

Project Goldcap
Implied Valuation Utilizing Public Dental Managed Care Companies Multiples (Dollars in Thousands)

-------------------------------------------------------------------------------


                                                    Average Dental Managed Care Companies Multiples
                                             -----------------------------------------------------------
                                  Goldcap      Price /         Price /          Price /        Price/
Valuation Parameter                Value      LTM EPS       Cal. 1998 EPS    Cal. 1999 EPS     Book
-------------------              ---------    --------      -------------    -------------     -----
LTM EPS [2]                      $1.00 [3]      13.4 x

Est. 1998 EPS                    $1.02 [4]                    12.7 x

Est. 1999 EPS                    $1.17 [4]                                     11.1 x

Book Value (as of 9/30/98)     $67,869                                                          1.9 x


------------------------------------------------------------------------------


                                     Average Dental Managed Care Companies Multiples                              Less
                                     -----------------------------------------------   Implied                 PV od DHDC
                            Goldcap     Firm Value/      Firm Value /    Firm Value/    Firm        Less         Deferred
Valuation Parameter          Value      LTM Revenues     LTM EBIT       LTM EBITDA      Value    Net Debt [2]  Liabilities
-------------------        ---------    ------------    -------------   -----------    --------  ------------  ----------

LTM Revenues [2]           $171,068         0.57 x                                     $ 96,833    $46,501       $22,376

LTM Operating Income [2]   $ 21,150 [3]                    6.3 x                       $132,314    $46,501       $22,376

LTM EBITDA [2]             $ 26,870 [3]                                   5.4 x        $143,954    $46,501       $22,376







                                                          Implied      Implied
                                                          Equity    Equity Value
Valuation Parameter                                       Value     Per Share [1]
-------------------                                       -------   -------------
LTM EPS [2]                                               $135,256     $ 13.38

Est. 1998 EPS                                             $131,392     $ 12.99

Est. 1999 EPS                                             $131,875     $ 13.04

Book Value (as of 9/30/98)                                $126,106     $ 12.47




Valuation Parameter
-------------------
                                                          $ 27,956 *   $ $2.76 *
LTM Revenues [2]
                                                          $ 63,437     $ $6.27
LTM Operating Income [2]
                                                          $ 75,077     $ $7.42
LTM EBITDA [2]
                                  ---------------------------------------------

                                   Mean Equity Value      $110,524     $ 10.93

                                   Median Equity Value    $126,106     $ 12.47
                                   --------------------------------------------






----------------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] LTM ended September 30, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges ($6.42 per share).
[4] Projections provided by Goldcap management.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING DENTAL MANAGED CARE AND DENTAL PRACTICE MANAGEMENT COMPANIES MULTIPLES
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

BENEFITS COMPANY

                                AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES                               IMPLIED    IMPLIED
                                ----------------------------------------------                                 EQUITY  EQUITY VALUE
                      Benefits        PRICE /              PRICE /                                             VALUE   PER SHARE [1]
Valuation Parameter    Value        CAL. 1998 EPS       CAL. 1999 EPS                                         -------- ------------
-------------------   --------      -------------       -------------
Est. 1998 Net Income  $ 9,605 [2]         12.7 x                                                               $122,349    $12.10

Est. 1999 Net Income  $10,344 [2]                           11.1 x                                             $115,293    $11.40


                                AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES                        LESS
                                -----------------------------------------------IMPLIED              PV OF DHDC
                      Benefits               FIRM VALUE/                         FIRM     LESS       DEFERRED
Valuation Parameter    Value                 LTM EBITDA                         VALUE  NET DEBT[2] LIABILITIES
-------------------  ---------               -----------                        -----  ----------- -----------

LTM EBITDA [3]        $25,041 [4]               5.4 x                         $134,155  $ 46,501    $ 22,376   $ 65,278   $  6.46

                                                                             -----------------------------------------------------
                                                                             MEAN EQUITY VALUE                 $100,973   $  9.78
                                                                             MEDIAN EQUITY VALUE               $115,293   $ 11.40
                                                                             -----------------------------------------------------

DHMI
                                AVERAGE DENTAL PRACTICE MANAGEMENT COMPANIES MULTIPLES                        IMPLIED    IMPLIED
                                ------------------------------------------------------                        EQUITY  EQUITY VALUE
                       DHMI           PRICE /              PRICE /                                             VALUE  PER SHARE [2]
Valuation Parameter    Value       CAL. 1998 EPS        CAL. 1999 EPS                                         ------- -------------
-------------------  -------       -------------        -------------
Est. 1998 Net Income  $  760[2]         14.8x                                                                  $ 11,284    $ 1.12

Est. 1999 Net Income  $1,783[2]                            11.2x                                               $ 19,976    $ 1.98

                                AVERAGE DENTAL PRACTICE MANAGEMENT COMPANIES                           Less
                                               MULTIPLES                        IMPLIED             PV OF DHDC
                                ---------------------------------------------    FIRM     LESS       DEFERRED
                       DHMI                   Firm Value /                       VALUE  NET DEBT[2] LIABILITIES
Valuation Parameter    Value                  LTM EBITDA                        ------- ----------- -----------
-------------------    -----                  ----------

LTM EBITDA [3]        $1,829 [4]                7.6 x                         $ 13,952  $      0    $      0   $ 13,952    $ 1.38

                                                                             -----------------------------------------------------
                                                                              MEAN EQUITY VALUE                $ 15,071    $ 1.49
                                                                              MEDIAN EQUITY VALUE              $ 13,952    $ 1.38
                                                                             -----------------------------------------------------


                                                                             -----------------------------------------------------
                                                                              SUM OF MEANS                     $116,044    $11.48
                                                                              SUM OF MEDIANS                   $129,254    $12.78
                                                                             -----------------------------------------------------

----------------------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] Projections provided by Goldcap management.
[3] LTM ended September 30, 1998.
[4] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PUBLIC MULTI-MARKET HMO COMPANY MULTIPLES
(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------


                                            AVERAGE MULTI-MARKET HMO COMPANIES MULTIPLES                                  IMPLIED
                                          -----------------------------------------------                     IMPLIED   EQUITY VALUE
                              Goldcap      PRICE/     PRICE /           PRICE /    PRICE/                      EQUITY       PER
Valuation Parameter           Value [1]     LRM     CAL. 1999 EPS   CAL. 1999 EPS  BOOK                       VALLUE    SHARE [1]
-------------------         -----------   -------   -------------   -------------  -----                      ---------- ----------
LTM EPS [2]                 $  1.00 [3]     15.7 x                                                              $158,795  $15.70

Est. 1998 EPS               $  1.01 [4]                15.9 x                                                   $162,868  $16.11

Est. 1999 EPS               $  1.12 [4]                                 13.4 x                                  $152,006  $15.03

Book Value (as of 9/30/98)  $67,869                                                2.0 x                        $135,376  $13.39


----------------------------------------------------------------------------------------------------------------



                                    AVERAGE MULTI-MARKET HMO COMPANIES MULTIPLES                         LESS
                                    -------------------------------------------- IMPLIED              PV OF DHDC
                           Goldcap    FIRM VALUE/   FIRM VALUE     FIRM VALUE     FIRM     LESS       DEFERRED
Valuation Parameter         Value     LTM REVENUES   LTM EBIT      LTM EBITDA    VALUE    NET DEBT[2] LIABILITIES
-------------------        ---------  -----------   ----------     -----------   ------- ----------- -----------

LTM Revenues [2]          $171,068       0.30 x                                 $ 50,780  $ 46,501     $ 22,376  $    NM   $   NM

LTM Operating Income [2]  $ 21,150 [3]                17.2 X                    $364,023  $ 46,501     $ 22,376  $295,146* $29.19*

LTM EBITDA [2]            $ 26,870 [3]                               9.6 X      $257,129  $ 46.501     $ 22.376  $188,252  $18.62

                                                                                ---------------------------------------------------
                                                                                MEAN EQUITY VALUE                $159,460  $15.77
                                                                                MEDIAN EQUITY VALUE              $158,795  $15.70
                                                                                ---------------------------------------------------



----------------------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] Projections provided by Goldcap management.
[3] LTM ended September 30, 1998.
[4] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges $6.42 per share.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PUBLIC MULTI-MARKET HMO COMPANIES MULTIPLES (DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------


                                                   AVERAGE MULTI-MARKET HMO COMPANIES MULTIPLES
                                              ------------------------------------------------------
                              Goldcap         PRICE /           PRICE /         PRICE /      PRICE /
Valuation Parameter            Value          LTM EPS       CAL. 1998 EPS   CAL. 1999 EPS    BOOK
-------------------           -------         -------       -------------   -------------    ----

LTM EPS [2]                   $   1.00 [3]     15.7 x

Est. 1998 EPS                 $   1.02 [4]                  15.9 x

Est. 1999 EPS                 $   1.17 [4]                                  13.4 x

Book Value (as of 9/30/98)    $ 67,869                                                       2.0 x


------------------------------------------------------------------------------------------------------------------------------



                                           AVERAGE MULTI-MARKET HMO COMPANIES MULTIPLES                                LESS
                                           --------------------------------------------  IMPLIED                    PV OF DHDC
                              Goldcap       FIRM VALUE/    FIRM VALUE/     FIRM VALUE/    FIRM           LESS        DEFERRED
Valuation Parameter            Value        LTM REVENUES    LTM EBIT       LTM EBITDA     VALUE      NET DEBT [2]  LIABILITIES
-------------------           --------      ------------    --------       ----------     -----      ------------  -----------

LTM Revenues [2]              $171,068         0.30 x                                   $ 50,780       $46,501       $22,376

LTM Operating Income [2]      $ 21,150 [4]                  17.2 x                      $364,023       $46,501       $22,376

LTM EBITDA [2]                $ 26,870 [4]                                   9.6 x      $257,129       $46,501       $22,376


-------------------------------------------------------
                             IMPLIED         IMPLIED
                             EQUITY       EQUITY VALUE
Valuation Parameter           VALUE       PER SHARE [1]
-------------------           -----       -------------

LTM EPS [2]                  $158,795        $15.70

Est. 1998 EPS                $164,481        $16.26

Est. 1999 EPS                $158,792        $15.70

Book Value (as of 9/30/98)   $135,376        $13.39



LTM Revenues [2]                   NM            NM

LTM Operating Income [2]     $295,146 *      $29.19 *

LTM EBITDA [2]               $188,252        $18.62

-------------------------------------------------------
MEAN EQUITY VALUE            $161,139        $15.93
MEDIAN EQUITY VALUE          $158,795        $15.70
-------------------------------------------------------

----------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] LTM ended September 30, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges ($6.42 per share).
[4] Projections provided by Goldcap management.

The Robinson-Humphrey Company

PROJECT GOLDCAP
DENTAL MANAGED CARE HISTORICAL ACQUISITION MULTIPLES
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)

                                                                                                     Purchase Price as a Multiple of
                                                                                             Equity  -------------------------------
                                                                                    Date    Purchase      LTM          Latest Date
Acquiror                                 Target                                   Completed   Price    Net Income      Book Value
--------                                 ------                                   --------- --------   ----------      -----------

CompDent Corporation                     DentiCare/UniLife                           12/94     $17.6        NM x         5.9 x

CompDent Corporation                     CompDent                                   7/5/95      33.0      20.8           7.4

Protective Life Corp.                    National Health Care                      3/21/95      38.3      19.2            NA

United Dental Care                       Int'l. Dental Health Inc.                  9/1/94      14.3      23.0           3.8

United Dental Care                       U.S. Dental                              11/27/95      12.2      19.2           7.5

CompDent Corporation                     Texas Dental Plans                         1/8/96      23.0      15.1          87.5 *

United Dental Care                       Associated Health Plans                    2/1/96      15.0     228.2 *        19.6 *

Protective Life                          Dental Care of Oklahoma                   3/19/96       4.5      17.0           6.9

CompDent Corporation                     Dental Care Plus                           5/9/96      38.0      17.2          71.0 *

United Dental Care                       OraCare DPO                              11/21/96      30.5      26.0            NM

United Dental Care                       Kansas City Dental Care                  11/21/96      12.5      60.0 *        25.9 *

United Dental Care                       UICI Dental Companies                    11/21/96      14.4      29.5           6.1

Safeguard Health Enterprises, Inc.       Advantage Dental HealthPlans, Inc.        5/13/97       9.0        NM           7.2

Protective Life Corp.                    United Dental Care                        9/11/98     166.8      28.6           1.3

                                                                                   -------------------------------------------------
                                                                                   AVERAGE                21.6 x         5.8 x
                                                                                   MEDIAN                 21.9 x         7.3 x
                                                                                   -------------------------------------------------




                                                                                       Adjusted Purchase Price as a Multiple of
                                                                                     ---------------------------------------------
                                                                       Adjusted                             LTM            LTM
                                                                       Purchase          LTM           Op. Cash Flow    Op. Income
Acquiror                                 Target                        Price [1]     Revenues [2]         (EBITDA)        (EBIT)
--------                                 ------                        ---------     ------------      -------------    ----------

CompDent Corporation                     DentiCare/UniLife                $15.8           0.57 x             7.9 x           9.6 x

CompDent Corporation                     CompDent                          28.6           0.89               9.6            11.4

Protective Life Corp.                    National Health Care              32.3           1.45               9.6            10.2

United Dental Care                       Int'l. Dental Health Inc.         14.3           0.29 *            10.8            13.7

United Dental Care                       U.S. Dental                       11.4           0.84               7.8             8.4

CompDent Corporation                     Texas Dental Plans                22.4           2.52 *             8.4             8.9

United Dental Care                       Associated Health Plans           14.6           1.03              27.9 *          42.1 *

Protective Life                          Dental Care of Oklahoma            4.2           1.30               8.4             9.8

CompDent Corporation                     Dental Care Plus                  36.9           1.59               9.0             9.8

United Dental Care                       OraCare DPO                       32.4           2.82 *            14.0            14.7

United Dental Care                       Kansas City Dental Care           11.9           1.33              30.2 *          32.3 *

United Dental Care                       UICI Dental Companies             11.6           0.69              15.4            17.7

Safeguard Health Enterprises, Inc.       Advantage Dental HealthPlans,Inc.  9.0           1.70                NA            15.3

Protective Life Corp.                    United Dental Care               160.0           0.93              13.7            25.3 *

                                                               ---------------------------------------------------------------------
                                                               AVERAGE                    1.12 x            10.4 x          11.8 x
                                                               MEDIAN                     1.17 x             9.6 x          12.6 x
                                                               ---------------------------------------------------------------------


-------------------------------------------------------
[1] Adjusted purchase price equals equity value plus assumed debt minus acquired cash.
[2] Excludes investment income.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING DENTAL MANAGED CARE HISTORICAL ACQUISITION MULTIPLES
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)



                                       Selected Relevant Transaction Multiples                                            IMPLIED
                                                Price/                                                        IMPLIED      EQUITY
                          Goldcap                LTM            Price/                                         EQUITY     VALUE PER
Valuation Parameter        Value                 EPS             Book                                          VALUE      SHARE [1]
-------------------      --------               -----           -----                                         --------    ---------

LTM Net Income[2]        $ 10,041[3,4]           21.6    x                                                    $216,449    $21.40

9/30/98 Book Value       $ 67,869                                  5.8 x                                      $391,600*   $38.72*


-------------------------------------------------------------------------------------------------------------


                                    Selected Relevant Transaction Multiples                          Less
                                    ---------------------------------------  Implied              PV of DHDC
                          Goldcap   Firm Value/   Firm Value/   Firm Value/   Firm      Less       Deferred
Valuation Parameter        Value     Revenues        EBIT         EBITDA      Value   Net Debt[1] Liabilities
-------------------      --------   ----------    ----------    ----------   -------- --------    -----------

LTM Revenues[2]         $171,068       1.12 x                                $191,773  $46,501      $22,376   $122,896    $12.15

LTM Operating Income[2] $ 21,150[3]                 11.8 x                   $249,030  $46,501      $22,376   $180,153    $17.81

LTM EBITDA[2]           $ 26,870[3]                                10.4 x    $280,060  $46,501      $22,376   $211,183    $20.88

                                                                                                              ==================

                                                                ----------------------------------------------------------------
                                                                Mean Equity Value                             $182,670    $18.06
                                                                Median Equity Value                           $211,183    $20.88
                                                                ================================================================


-------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] LTM ended September 30, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges ($64.8 million after-tax).
[4] Assumes 38% tax rate on excluded one-time charges.

The Robinson-Humphrey Company

PROJECT GOLDCAP
DENTAL MANAGED CARE FORWARD ACQUISITION MULTIPLES
------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)


                                                                                       Adjusted Purchase Price as a Multiple of
                                                                                       ----------------------------------------
                                                                Equity      Adjusted                                 Projected
                                                     Date      Purchase     Purchase    Projected       Projected    Op. Income
Acquiror                Target                     Completed    Price      Price [1]   Revenues [2]     (EBITDA)       (EBIT)
--------                ------                     ---------    -----      ---------   ------------     ---------      ------

CompDent Corporation    DentiCare/UniLife            12/94      $17.6         $15.8       0.49 x*         5.8 x         6.2 x

CompDent Corporation    CompDent                    7/5/95       33.0          28.6       0.76            8.1           9.7

Protective Life Corp.   National Health Care       3/21/95       38.3          32.3       1.22             NA           8.3
                        Systems of Florida

CompDent Corporation    Texas Dental Plans          1/8/96       23.0          22.4       2.01 *          7.1           7.4

United Dental Care      Kansas City Dental Care   11/21/96       12.5          11.9       1.24            7.0           7.5

                                                                --------------------------------------------------------------
                                                                AVERAGE                   1.07 X          7.0 X         7.8 X
                                                                MEDIAN                    1.23 X          7.0 X         7.5 X
                                                                --------------------------------------------------------------


---------------------------------------------
[1] Adjusted purchase price equals equity value plus assumed debt minus acquired cash.
[2]  Excludes investment income.

The Robinson-Humphrey Company


PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING DENTAL MANAGED CARE FORWARD ACQUISITION MULTIPLES (DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------



                                            -------------------------------------------
                                               Selected Relevant Transaction Multiples                                   Less
                                            -------------------------------------------      Implied                  PV of DHDC
                               Goldcap      Firm Value /   Firm Value /   Firm Value /        Firm        Less         Deferred
Valuation Parameter             Value        Revenues        EBIT           EBITDA           Value     Net Debt [1]   Liabilities
-------------------           --------       --------        ----           ------          --------   ------------   ------------

Proj. 1998 Revenues           $173,162 [3]       1.07 x                                      $185,365    $46,501       $22,376

Proj. 1998 Operating Income   $ 21,436 [3]                    7.8 x                          $167,576    $46,501       $22,376

Projected 1998 EBITDA         $ 27,060 [3]                                    7.0 x          $188,786    $46,501       $22,376
                                            -------------------------------------------


                                                                  -------------------------------
                                                                  IMPLIED             IMPLIED
                                                                   EQUITY           EQUITY VALUE
                                                                   VALUE            PER SHARE [2]
                                                                  --------          -------------

Proj. 1998 Revenues                                               $116,488              $11.52

Proj. 1998 Operating Income                                       $ 98,699              $ 9.76

Projected 1998 EBITDA                                             $119,909              $11.86
                                                                  -------------------------------

                                    -------------------------------------------------------------
                                    MEAN EQUITY VALUE             $111,698              $11.05
                                    MEDIAN EQUITY VALUE           $116,488              $11.52
                                    -------------------------------------------------------------



---------------------------------------------------
* - Excluded from mean.
[1] As of September 30, 1998.
[2] Assumes 10,112,629 Goldcap shares outstanding.
[3] Projections provided by Robinson-Humphrey research.

The Robinson-Humphrey Company


PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING DENTAL MANAGED CARE FORWARD ACQUISITION MULTIPLES (DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------


                                         ------------------------------------------
                                           Selected Relevant Transaction Multiples                               Less
                                         ------------------------------------------   Implied                  PV of DHDC
                              Goldcap    Firm Value /  Firm Value /    Firm Value /    Firm        Less         Deferred
Valuation Parameter            Value      Revenues       EBIT            EBITDA        Value     Net Debt [1]  Liabilities
-------------------           ------      --------       ----            ------      ---------   ------------  -----------

Proj. 1998 Revenues         $173,435 [3]   1.07 x                                     $185,657     $46,501       $22,376


Proj. 1998 Operating Income $ 21,765 [3]                 7.8 x                        $170,148     $46,501       $22,376


Projected 1998 EBITDA       $ 26,246 [3]                                  7.0 x       $183,107     $46,501       $22,376
                                         ------------------------------------------

                                                      ------------------------
                                                      IMPLIED       IMPLIED
                                                      EQUITY     EQUITY VALUE
Valuation Parameter                                   VALUE      PER SHARE [2]
-------------------                                   -----      -------------

Proj. 1998 Revenues                                   $116,780      $11.55

Proj. 1998 Operating Income                           $101,271      $10.01

Projected 1998 EBITDA                                 $114,230      $11.30
                                                      ------------------------

                             -------------------------------------------------
                             Mean Equity Value        $110,760      $10.95
                             Median Equity Value      $114,230      $11.30
                             -------------------------------------------------


----------------------------------------------
* - Excluded from mean.
[1] As of September 30, 1998.
[2] Assumes 10,112,629 Goldcap shares outstanding.
[3] Projections provided by Goldcap management.

The Robinson-Humphrey Company


PROJECT GOLDCAP
PROTECTIVE LIFE/UNITED DENTAL CARE ACQUISITION MULTIPLES [1]
------------------------------------------------------------------------------


                                                   ACQUISITION     ACQUISITION
                                                      FIRM           EQUITY
                                                    VALUE (MM)      VALUE (MM)
                                                 -------------     -----------
                                                     $160.0            $166.8


    EQUITY VALUE/LTM NET INCOME:                       28.6 x      FIRM VALUE/MEMBERS:[2]            $88.90

    EQUITY VALUE/PROJECTED 1998 NET INCOME:[3]         22.6 x      FIRM VALUE/1998 REVENUES:[4]        0.88 x

    EQUITY VALUE/PROJECTED 1999 NET INCOME:[3]         18.9 x      FIRM VALUE/1998 EBIT:[4]            14.4 x

    EQUITY VALUE/BOOK VALUE:                           1.32 x      FIRM VALUE/1998 EBITDA:[4]           9.5 x

    FIRM VALUE/LTM REVENUES:                           0.93 x      FIRM VALUE/1999 REVENUES:[4]        0.77 x

    FIRM VALUE/LTM EBIT:[5]                            25.3 x      FIRM VALUE/1999 EBIT:[4]            11.7 x

    FIRM VALUE/LTM EBITDA:[5]                          13.7 x      FIRM VALUE/1999 EBITDA:[4]           7.8 x



    PREMIUMS: 1 DAY BEFORE ANNOUNCEMENT                20.5%
              1 WEEK BEFORE ANNOUNCEMENT               49.2%
              4 WEEKS BEFORE ANNOUNCEMENT              57.4%

---------------------------------------
[1] Protective Life paid $9.31 per share in cash and to swap 0.2893 of its shares for each United Dental share.
[2] 1,800,000 members as of June 30, 1998.
[3] 1998 and 1999 estimates from the First Call Research Network as of July 26,
    1998.
[4] Estimates according to BT Alex Brown research as of February 23, 1998.
[5] Excludes $9.6 million in one time charges.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PROTECTIVE LIFE/
UNITED DENTAL CARE HISTORICAL ACQUISITION MULTIPLES
--------------------------------------------------------------------------------
(DOLLARS AND MEMBERS IN THOUSANDS)

                                   Selected Relevant Transaction Multiples
                                   ---------------------------------------
                                         Price/                                                            IMPLIED      IMPLIED
                     Goldcap              LTM       Price/                                                  EQUITY    EQUITY VALUE
Valuation Parameter   Value            Net Income    Book                                                   VALUE   PER SHARE [1]
-------------------   -----            ----------    ----                                                   -----   -------------
LTM Net Income [5]   $10,041 [3,4]        28.6x                                                            $286,827       $28.36

9/30/98 Book Value   $67,869                         1.3x                                                  $ 89,404       $ 8.84


-------------------------------------------------------------------------------------------------------
                                    ---------------------------------------
                                    Selected Relevant Transaction Multiples                      Less
                                    ---------------------------------------                   PV of DHDC
                                        Firm      Firm   Firm    Firm       Implied    Less    Deferred
                         Goldcap       Value/    Value/  Value/  Value/       Firm     Net     Liabil-
Valuation Parameter       Value        Revenues   EBIT   EBITDA  Members     Value    Debt[5]   ities
-------------------      -------       --------   ----   ------  -------     -----    -------   -----
LTM Revenues[2]          $171,068       0.93x                               $159,632  $46,501   $22,376    $ 90,755       $ 8.97

LTM Operating Income[2]  $21,150[3]               25.3x                     $534,940  $46,501   $22,376    $466,063*      $46.09*

LTM EBITDA[2]            $26,870[3]                      13.7x              $367,044  $46,501   $22,376    $298,167       $29.48

Members[5]                 2,143                                 $88.90x    $190,521  $46,501   $22,376    $121,644       $12.03
                                    ---------------------------------------


                                                                        TRANSACTION PREMIUMS
                                                               ----------------------------------------
                                                               1 DAY PRIOR  1 WEEK PRIOR  4 WEEKS PRIOR
                                                               -----------  ------------  -------------
Goldcap Stock Price 1 day prior to announcement[6,7]   $10.63     20.5%                                    $129,465       $12.80
Goldcap Stock Price 1 week prior to announcement[6]     11.00                   49.2%                      $165,947       $16.41
Goldcap Stock Price 4 weeks prior to announcement[6]    10.31                                  57.4%       $164,175       $16.23
                                                                              ---------------------------------------------------
                                                                              MEAN EQUITY VALUE            $168,298       $16.64
                                                                              MEDIAN EQUITY VALUE          $164,175       $16.23
                                                                              ---------------------------------------------------
-------------------------------

* - Excluded from mean.
[1]  Assumes 10,112,629 Goldcap shares outstanding.
[2]  LTM ended September 30, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges.
[4]  Assumes 38% tax rate on excluded one-time charges.
[5]  As of September 30, 1998.
[6]  Assumes announcement on January 19, 1999.
[7]  Stock price as of close on January 13, 1999.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PROTECTIVE LIFE/
UNITED DENTAL CARE FORWARD ACQUISITION MULTIPLES
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)



                                           GOLDCAP      CURRENT YEAR  FORWARD YEAR
    VALUATION PARAMETER                     VALUE       P/E MULTIPLE  P/E MULTIPLE
----------------------------------------    -----       ------------  ------------
Projected Cal. 1998 Net Income Per Share    $1.01[2]       22.6x

Projected Cal. 1999 Net Income Per Share    $1.12[2]                     18.9x

                                     -------------------------------------------------------
                                              SELECTED RELEVANT TRANSACTION MULTIPLES
                                     -------------------------------------------------------                    LESS PV
                                                   FIRM     FIRM    FIRM   FIRM   FIRM   FIRM                   OF DHDC
                                                  VALUE/   VALUE/  VALUE/ VALUE/ VALUE/ VALUE/ IMPLIED   LESS   DEFERRED
                                      GOLDCAP      1998     1999    1998   1999   1998   1999   FIRM      NET   LIABIL-
     VALUATION PARAMETER               VALUE     REVENUES REVENUES  EBIT   EBIT  EBITDA EBITDA  VALUE   DEBT[3]  ITIES
------------------------------------   -----     -------- --------  ----   ----  ------ ------  -----   -------  -----
Projected Cal. 1998 Revenues         $173,162[2]  0.88x                                        $152,176 $46,501 $22,376
Projected Cal. 1999 Revenues         $180,739[2]           0.77x                               $139,825 $46,501 $22,376
Projected Cal. 1998 Operating Income $ 21,436[2]                   14.4x                       $308,677 $46,501 $22,376
Projected Cal. 1999 Operating Income $ 23,152[2]                          11.7x                $270,967 $46,501 $22,376
Projected Cal. 1998 EBITDA           $ 27,060[2]                                 9.5x          $258,234 $46,501 $22,376
Projected Cal. 1999 EBITDA           $ 28,956[2]                                       7.8 x   $226,710 $46,501 $22,376
                                     -------------------------------------------------------

                                          PREMIUM PRIOR TO ANNOUNCEMENT DATE
                               GOLDCAP  --------------------------------------
   VALUATION PARAMETER          VALUE   1 DAY PRIOR 1 WEEK PRIOR 4 WEEKS PRIOR
----------------------------   ------   ----------- ------------ -------------
Stock Price 1 Day Prior[4,5]   $10.63    20.5%
Stock Price 1 Week Prior[4]     11.00                  49.2%
Stock Price 4 Weeks Prior[4]    10.31                               57.4%
----------------------------------------



                                                       IMPLIED     IMPLIED
                                                        EQUITY   EQUITY VALUE
    VALUATION PARAMETER                                 VALUE    PER SHARE [1]
----------------------------------------                -----    -------------
Projected Cal. 1998 Net Income Per Share               $231,274     $22.87

Projected Cal. 1999 Net Income Per Share               $214,591     $21.22







     VALUATION PARAMETER
------------------------------------
Projected Cal. 1998 Revenues                           $ 83,299     $ 8.24
Projected Cal. 1999 Revenues                           $ 70,948     $ 7.02
Projected Cal. 1998 Operating Income                   $239,800     $23.71
Projected Cal. 1999 Operating Income                   $202,090     $19.98
Projected Cal. 1998 EBITDA                             $189,357     $18.72
Projected Cal. 1999 EBITDA                             $157,833     $15.61




   VALUATION PARAMETER
----------------------------
Stock Price 1 Day Prior[4,5]                           $129,465     $12.80
Stock Price 1 Week Prior[4]                            $165,947     $16.41
Stock Price 4 Weeks Prior[4]                           $164,175     $16.23
                                 -----------------------------------------
                                 MEAN EQUITY VALUE     $168,071     $16.62
                                 MEDIAN EQUITY VALUE   $165,947     $16.41
                                 -----------------------------------------






----------------------------------------------------------


* - Excluded from mean.
[1]  Assumes 10,112,629 Goldcap shares outstanding.
[2]  Projections provided by Robinson-Humphrey Research.
[3]  As of September 30, 1998.
[4]  Assumes announcement on January 19, 1999.
[5]  Stock price as of close on January 13, 1999.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PROTECTIVE LIFE/
UNITED DENTAL CARE FORWARD ACQUISITION MULTIPLES
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)



                                           GOLDCAP      CURRENT YEAR  FORWARD YEAR
    VALUATION PARAMETER                     VALUE       P/E MULTIPLE  P/E MULTIPLE
----------------------------------------    -----       ------------  ------------
Projected Cal. 1998 Net Income Per Share  $1.02[2]          22.6x

Projected Cal. 1999 Net Income Per Share  $1.17[2]                       18.9x

                                     -------------------------------------------------------
                                              SELECTED RELEVANT TRANSACTION MULTIPLES
                                     -------------------------------------------------------                    LESS PV
                                                   FIRM     FIRM    FIRM   FIRM   FIRM   FIRM                   OF DHDC
                                                  VALUE/   VALUE/  VALUE/ VALUE/ VALUE/ VALUE/ IMPLIED   LESS   DEFERRED
                                      GOLDCAP      1998     1999    1998   1999   1998   1999   FIRM      NET   LIABIL-
     VALUATION PARAMETER               VALUE     REVENUES REVENUES  EBIT   EBIT  EBITDA EBITDA  VALUE   DEBT[3]  ITIES
------------------------------------   -----     -------- --------  ----   ----  ------ ------  -----   -------  -----
Projected Cal. 1998 Revenues         $173,435[2]   0.88x                                       $152,416 $46,501 $22,376
Projected Cal. 1999 Revenues         $181,568[2]            0.77x                              $140,466 $46,501 $22,376
Projected Cal. 1998 Operating Income $ 21,765[2]                    14.4x                      $313,415 $46,501 $22,376
Projected Cal. 1999 Operating Income $ 25,123[2]                           11.7x               $294,039 $46,501 $22,376
Projected Cal. 1998 EBITDA           $ 26,246[2]                                  9.5x         $250,466 $46,501 $22,376
Projected Cal. 1999 EBITDA           $ 29,505[2]                                         7.8x  $231,011 $46,501 $22,376

                                     -------------------------------------------------------

                                       PREMIUM PRIOR TO ANNOUNCEMENT DATE
                             GOLDCAP --------------------------------------
   VALUATION PARAMETER        VALUE  1 DAY PRIOR 1 WEEK PRIOR 4 WEEKS PRIOR
----------------------------  -----  ----------- ------------ -------------
Stock Price 1 Day Prior[4,5] $10.63      20.5%
Stock Price 1 Week Prior[4]   11.00                   49.2%
Stock Price 4 Weeks Prior[4]  10.31                                57.4%










                                                                 IMPLIED    IMPLIED
                                                                 EQUITY   EQUITY VALUE
    VALUATION PARAMETER                                          VALUE    PER SHARE [1]
----------------------------------------                        --------  -------------
Projected Cal. 1998 Net Income Per Share                        $233,055    $23.05

Projected Cal. 1999 Net Income Per Share                        $223,418    $22.09







     VALUATION PARAMETER
------------------------------------
Projected Cal. 1998 Revenues                                    $ 83,539    $ 8.26
Projected Cal. 1999 Revenues                                    $ 71,589    $ 7.08
Projected Cal. 1998 Operating Income                            $244,538    $24.18
Projected Cal. 1999 Operating Income                            $225,162    $22.27
Projected Cal. 1998 EBITDA                                      $181,589    $17.96
Projected Cal. 1999 EBITDA                                      $162,134    $16.03





   VALUATION PARAMETER
----------------------------
Stock Price 1 Day Prior[4,5]                                    $129,465    $12.80
Stock Price 1 Week Prior[4]                                     $165,947    $16.41
Stock Price 4 Weeks Prior[4]                                    $164,175    $16.23

                               ---------------------------------------------------
                                 MEAN EQUITY VALUE              $171,328    $16.94
                                 MEDIAN EQUITY VALUE            $165,947    $16.41
                               ---------------------------------------------------


-------------------------------

* - Excluded from mean.
[1]  Assumes 10,112,629 Goldcap shares outstanding.
[2]  Projections provided by Goldcap management.
[3]  As of September 30, 1998.
[4]  Assumes announcement on January 19, 1999.
[5]  Stock price as of close on January 13, 1999.

The Robinson-Humphrey Company

PROJECT GOLDCAP
DENTAL PRACTICE MANAGEMENT COMPANY ACQUISITION MULTIPLES
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)



                                                                                                    Purchase Price as a Multiple of
                                                                                         Equity     -------------------------------
                                                                         Date           Purchase           LTM       Latest Date
Acquiror                            Target                             Completed         Price          Net income    Book Value
--------                            ------                             ---------         -----          ----------    ----------

Gentle Dental Services Corp.        Pinehurst Dental Clinic               7/95            $ 0.6             NMx            NMx

Gentle Dental Services Corp.        Scott Campbell, DDS, PS               9/95[1]           0.6             NM           23.1

Coast Dental                        Volusia (Richard J. Shawn, DDS)       4/96              1.8             NM             NA

Castle Dental Centers               1st Dental Care                       5/96              6.0           39.5             NM

Castle Dental Centers               Mid-South Dental Centers              5/96              4.8             NM           36.4*

Birner Dental Management            Family Dental Group                   6/96              3.3             NM             NA

Castle Dental Centers               Horizon Dental Centers                8/96              3.2           36.0             NM

Monarch Dental                      Midwest Dental                        8/96             10.9          157.0*          10.7

Coast Dental                        Seminole                              11/96             2.5             NA            8.0

Dentalco, Inc.                      Nanston, Inc.                         1/97             20.8             NM           12.8

Dentalco, Inc.                      The Dental Center, Inc.               2/97              4.0             NM          132.0*

Dentalco, Inc.                      Modern Dental                         5/97              9.6           29.3             NM

Castle Dental Centers               SW Dental                             8/97              6.8           18.3           44.8*

Birner Dental Management            Gentle Dental & Affiliate             9/97              3.5           14.2            6.3

Gentle Dental Service Corp.         Dental Care Alliance Inc.            Pending           67.0           35.4            2.6

Monarch Dental                      Valley Forge Dental                   9/98             18.5             NM           11.6*

                                                                                        -------------------------------------------
                                                                                        AVERAGE           28.8X          10.6X
                                                                                        MEDIAN            35.4X          12.2X
                                                                                        -------------------------------------------

                                                                                       Adjusted Purchase Price as a Multiple of
                                                                                     --------------------------------------------
                                                                         Adjusted                        LTM              LTM
                                                                         Purchase        LTM        Op. Cash Flow      Op. Income
Acquiror                            Target                               Price[1]    Revenues[2]       (EBITDA)         (EBIT)
--------                            ------                               --------    -----------       --------         ------

Gentle Dental Services Corp.        Pinehurst Dental Clinic               $ 0.7          0.90x           9.0x            15.1x

Gentle Dental Services Corp.        Scott Campbell, DDS, PS                 0.6          0.90             NM              NM

Coast Dental                        Volusia (Richard J. Shawn, DDS)         1.8          0.62             NM              NM

Castle Dental Centers               1st Dental Care                         7.1          1.10           10.5            16.1

Castle Dental Centers               Mid-South Dental Centers                5.3          0.98           33.4*             NM

Birner Dental Management            Family Dental Group                     3.3          0.69             NM              NM

Castle Dental Centers               Horizon Dental Centers                  4.3          0.79           22.6*           22.8*

Monarch Dental                      Midwest Dental                         12.4          0.81           19.7            74.7*

Coast Dental                        Seminole                                2.3          0.69            5.3             5.3

Dentalco, Inc.                      Nanston, Inc.                          23.9          1.13           28.2*          182.7*

Dentalco, Inc.                      The Dental Center, Inc.                 4.2          0.99           83.4*             NM

Dentalco, Inc.                      Modern Dental                          13.4          0.91           12.3            19.7

Castle Dental Centers               SW Dental                               6.4          1.21            8.6            10.1

Birner Dental Management            Gentle Dental & Affiliate               3.3          0.67            6.9             8.3

Gentle Dental Service Corp.         Dental Care Alliance Inc.              60.1          3.47*          20.2*           24.4*

Monarch Dental                      Valley Forge Dental                    60.5          1.64           22.1*           50.4*

                                    -----------------------------------------------------------------------------------------
                                    AVERAGE                                              0.94X          10.3X           12.4X
                                    MEDIAN                                               0.91X          19.7X           19.7X
                                    -----------------------------------------------------------------------------------------

-----------------------------------------
* - Excluded from average.
[1] Adjusted purchase price equals equity value plus assumed debt minus acquired cash.
[2]  Excludes investment income.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING DENTAL MANAGED CARE AND DENTAL PRACTICE MANAGEMENT ACQUISITION MULTIPLES
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

BENEFITS COMPANY
----------------

                                  AVERAGE DENTAL MANAGED CARE ACQUISITION MULTIPLES
                                  ----------------------------------------------
                                                           IMPLIED              PV OF DHDC
                     Benefits    FIRM VALUE/  FIRM VALUE/   FIRM     LESS NET    DEFERRED
Valuation Parameter   Value     LTM REVENUES  LTM EBITDA    VALUE    DEBT [1]   LIABILITIES
-------------------   -----     ------------  ----------    -----    --------   -----------

LTM Revenues [3]    $150,087       1.12 x                 $168,252    $46,501    $22,376

LTM EBITDA [3]       $25,041[4]                 10.4 x    $260,997    $46,501    $22,376


                                  AVERAGE DENTAL MANAGED CARE ACQUISITION MULTIPLES
                                  -------------------------------------------------

                                                                                        IMPLIED       IMPLIED
                                                                                         EQUITY      EQUITY VALUE
Valuation Parameter                                                                      VALUE      PER SHARE[2]
-------------------                                                                     --------    -------------

LTM Revenues [3]                                                                        $ 99,375        $ 9.83

LTM EBITDA [3]                                                                          $192,120        $19.00

                      ----------------------------------------------------------------------------------------
                       MEAN EQUITY VALUE                                                $145,747        $14.41
                       MEDIAN EQUITY VALUEE                                             $145,747        $14.41
                      ----------------------------------------------------------------------------------------


DHMI
                                     AVERAGE DENTAL PRACTICE MANAGEMENT ACQUISITION MULTIPLES                             LESS
                                     --------------------------------------------------------   IMPLIED                 PV OF DHDC
                              DHMI        FIRM VALUE /    FIRM VALUE /                          FIRM          LESS       DEFERRED
Valuation Parameter           Value       LTM REVENUES     LTM EBITDA                           VALUE     NET DEBT [1]  LIABILITIES
-------------------       ------------    ------------     ----------                           -----     ------------  -----------

LTM Revenues [3]          $20,981           0.94 x                                              $19,645        $0            $0

LTM EBITDA [3]             $1,829    [4]                        10.3 x                          $18,884        $0            $0



DHMI
                                                                              LESS
                                                  IMPLIED                 PV OF DHDC     IMPLIED       IMPLIED
                                                   FIRM          LESS       DEFERRED      EQUITY    EQUITY VALUE
Valuation Parameter                                VALUE     NET DEBT [1]  LIABILITIES    VALUE     PER SHARE [2]
-------------------                                -----     ------------  -----------    -----     -------------

LTM Revenues [3]                                  $19,645        $0            $0        $19,645         $1.94

LTM EBITDA [3]                                    $18,884        $0            $0        $18,884         $1.87

                      ----------------------------------------------------------------------------------------
                       MEAN EQUITY VALUE                                                 $19,265         $1.90
                       MEDIAN EQUITY VALUE                                               $19,265         $1.90
                      ----------------------------------------------------------------------------------------

                      ----------------------------------------------------------------------------------------
                       SUM OF MEANS                                                     $165,012        $16.32
                       SUM OF MEDIANS                                                   $165,012        $16.32
                      ----------------------------------------------------------------------------------------




-----------------------------------------
* - Excluded from mean.
[1] As of September 30, 1998.
[2] Assumes 10,112,629 Goldcap shares outstanding.
[3] LTM ended September 30, 1998.
[4] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges.

The Robinson-Humphrey Company


PROJECT GOLDCAP
SELECTED MERGER AND ACQUISITION TRANSACTIONS IN THE HMO INDUSTRY
------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)

                                                                                                     Equity Value as Multiple of
                                                                                          Equity     ---------------------------
                                                                           Date          Purchase        LTM         Latest Date
Acquiror                             Target                                Completed      Price       Net Income     Book Value
--------                             ------                                ---------      -----      -----------     ----------

Aetna, Inc.                          Prudential Healthcare                 Pending       $1,000.0          NA            NA
WellPoint Health Networks, Inc.      Cerulean Companies, Inc.              Pending          500.0       148.6 *         2.5
United HealthCare Corp.              Humana Inc.                           Pending        5,450.0        70.1 *         3.4
Foundation Health Corp.              Physicians Health Services            01/02/98         166.2          NM           1.7
Humana, Inc.                         Physician Corp. of America            09/09/97         271.8          NM            NM
CRA Managed Care                     Occusystems                           09/02/97         683.4        47.0 *         4.8
Humana, Inc.                         ChoiceCare                            Pending          250.0          NA            NA
CIGNA Corporation                    Healthsource Inc.                     08/01/97       1,392.1        47.5 *         3.6
Foundation Health Corp.              Health Systems International, Inc.    04/01/97       2,200.0        21.2           6.3
WellPoint Health Networks, Inc.      GBO Operations of John Hancock        03/01/97          86.7        17.7            NM
PacifiCare Health Systems Inc.       FHP International Corp.               02/14/97       2,100.0        49.9 *         1.8
Forstmann Little & Co.               Community Health Systems Inc.         07/23/96       1,078.2        28.4           4.3
Merck-Medco Managed Care Inc.        SysteMed Inc.                         07/22/96          67.0        40.4 *         1.8
Aetna Life & Casualty                U.S. Healthcare, Inc.                 07/19/96       8,900.0        23.4           9.2 *
United HealthCare Corp.              HealthWise of America, Inc.           04/12/96         290.0        33.6           8.3
United HealthCare Corp.              Physicians Health Plan, Inc. [3]      04/01/96         139.0        19.7           5.3
Foundation Health Corp.              Managed Health Network                03/08/96          45.0          NM           9.3 *
Healthsource, Inc.                   Central Mass. Health Care             02/06/96          46.5          NA            NA
Humana, Inc.                         Emphesys Financial Group, Inc.        10/13/95         639.9        10.4           1.8
United HealthCare Corp.              MetraHealth Companies [4]             10/03/95       1,650.0          NA            NA
Coventry Corp.                       HealthCare USA Inc.                   08/01/95          45.2        37.8          14.5 *
Value Health, Inc.                   Diagnostek, Inc.                      07/28/95         450.0        37.0           2.3
Healthsource, Inc.                   Provident Life & Accident Ins.        06/01/95         231.0        27.7           1.2 *
United HealthCare Corp.              Gencare Health systems                01/03/95         515.4        27.1           6.6
Humana, Inc.                         CareNetwork, Inc.                     12/20/94         120.2          NM           8.4 *
Coventry Corp.                       Southern Health Management [5]        12/01/94          71.6        22.0           6.1
Foundation Health Corp.              Intergroup Healthcare                 11/01/94         255.7        12.2           2.9
FHP International Corp.              TakeCare, Inc.                        06/17/94       1,019.8        33.0           4.3
United HealthCare Corp.              Complete Health Services, Inc.        05/31/94         242.4        69.0 *        24.2 *
United HealthCare Corp.              Ramsay-HMO, Inc.                      05/31/94         537.9        33.7           4.1
Value Health, Inc.                   Preferred Health Care Ltd.            12/14/93         382.2        47.5 *         6.7
Physician Corp. of America           Family Health Systems Inc.            12/10/93          44.0        27.5           5.7
TakeCare Inc.                        Comprecare Inc.                       09/09/93          85.7        25.8           5.6
United HealthCare Corp.              HMO America Inc.                      08/31/93         388.9        31.1           5.7
Healthsource, Inc.                   Physician Health Systems, Inc.        03/31/93          34.9         9.7 *         3.3

                                                                                          -----------------------------------------
                                                                                            AVERAGE      26.1 x         4.3 x
                                                                                            MEDIAN       31.1 x         4.8 x
                                                                                          -----------------------------------------



                                                                                             Firm Value as Multiple of
                                                                                         --------------------------------
                                                                             Firm          LTM          LTM         LTM
Acquiror                             Target                                Value [1]     Revenues      EBITDA       EBIT
--------                             ------                                ---------     --------      ------       -----

Aetna, Inc.                          Prudential Healthcare                 $1,000.0         0.14 [2]*     NA          NA
WellPoint Health Networks, Inc.      Cerulean Companies, Inc.                 500.0         0.31 *      46.0 *        NM
United HealthCare Corp.              Humana Inc.                            6,300.0         0.75        25.3 *      44.7 *
Foundation Health Corp.              Physicians Health Services               166.2         0.30 *        NM          NM
Humana, Inc.                         Physician Corp. of America               403.7         0.29 *        NM          NM
CRA Managed Care                     Occusystems                              782.5         4.17 *      22.8        29.9
Humana, Inc.                         ChoiceCare                               250.0         0.84          NA *        NA
CIGNA Corporation                    Healthsource Inc.                      1,639.4         0.96        16.4        26.7
Foundation Health Corp.              Health Systems International, Inc.     2,565.0         0.82        10.0        12.5
WellPoint Health Networks, Inc.      GBO Operations of John Hancock            86.7         0.13 *        NA        11.5
PacifiCare Health Systems Inc.       FHP International Corp.                2,219.3         0.51         8.4        11.5
Forstmann Little & Co.               Community Health Systems Inc.          1,276.3         1.48        11.2        16.3
Merck-Medco Managed Care Inc.        SysteMed Inc.                             73.3         0.50        14.4        25.0
Aetna Life & Casualty                U.S. Healthcare, Inc.                  8,900.0         2.37        13.4        14.2
United HealthCare Corp.              HealthWise of America, Inc.              256.0         1.23        15.9        17.1
United HealthCare Corp.              Physicians Health Plan, Inc. [3]         139.0         0.93        14.6        17.2
Foundation Health Corp.              Managed Health Network                    46.6         1.79        28.0 *      53.8 *
Healthsource, Inc.                   Central Mass. Health Care                 46.5           NA          NA          NA
Humana, Inc.                         Emphesys Financial Group, Inc.           649.0         0.41 *       5.9         6.4
United HealthCare Corp.              MetraHealth Companies [4]              1,650.0         0.42 *        NA          NA
Coventry Corp.                       HealthCare USA Inc.                       37.2         1.38        27.4 *      32.1 *
Value Health, Inc.                   Diagnostek, Inc.                         455.7         0.66        19.3        25.9
Healthsource, Inc.                   Provident Life & Accident Ins.           225.5         0.95         7.6        17.7
United HealthCare Corp.              Gencare Health systems                   443.4         1.92        15.7        16.8
Humana, Inc.                         CareNetwork, Inc.                        101.1         0.70        57.1 *        NM
Coventry Corp.                       Southern Health Management [5]            69.6         1.20        12.7        13.6
Foundation Health Corp.              Intergroup Healthcare                    244.5         0.52         6.4         7.1
FHP International Corp.              TakeCare, Inc.                           916.3         1.09        13.4        14.8
United HealthCare Corp.              Complete Health Services, Inc.           183.8         0.63        19.9        22.8
United HealthCare Corp.              Ramsay-HMO, Inc.                         438.2         1.26        14.7        17.2
Value Health, Inc.                   Preferred Health Care Ltd.               374.0         4.76 *      27.5 *      36.3 *
Physician Corp. of America           Family Health Systems Inc.                44.0         0.59        14.7        17.2
TakeCare Inc.                        Comprecare Inc.                          101.1         0.41 *       6.8        17.1
United HealthCare Corp.              HMO America Inc.                         331.4         0.94        16.8        16.8
Healthsource, Inc.                   Physician Health Systems, Inc.            35.0         1.06         6.5         6.9

                                                                          -------------------------------------------------
                                                                                            1.04 x      13.1 x      16.6 x
                                                                                            0.83 x      14.7 x      17.1 x
                                                                          -------------------------------------------------




----------------------------------
* Excluded from average.
NA - Not Available
NM - Not Meaningful
[1] Firm value equals equity value plus debt less cash.
[2] Annualized nine months of 1998 revenues.
[3] LTM financials for Physicians Health Plan reflect annualized third quarter numbers.
[4] Does not include $525 million in potential earn-out payments.
[5] Data for Coventry/Southern Health merger taken from Securities Data Company.

                                                                EXHIBIT 99(b)(4)

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING HMO HISTORICAL ACQUISITION MULTIPLES
(DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------

                                         Selected Relevant Transaction Multiples
                                         --------------------------------------
                                           Price/                                                              IMPLIED    IMPLIED
                        Goldcap             LTM                        Price/                                   EQUITY  EQUITY VALUE
Valuation Parameter     Value               EPS                         Book                                    VALUE   PER SHARE[1]
-------------------     -------            -----                       -----                                   -------  ------------

LTM Income [2]          $10,041 [3,4]      26.1 x                                                               $261,690    $25.88

9/30/98 Book Value      $67,869                                           4.3 x                                 $292,309    $28.91
                                         --------------------------------------


----------------------------------------------------------------------------------------------------------------

                                   ------------------------------------------
                                     Selected RelevanImpliedaction Multiples                            Less
                                   ------------------------------------------  Implied               PV of DHDC
                         Goldcap    Firm Value/  Firm Value /   Firm Value/     Firm       Less      Deferred
Valuation Parameter       Value      Revenues    Op. Income      EBITDA         Value   Net Debt[5] Liabilities
-------------------     --------    --------     ----------     -----------    -------  ----------- -----------

LTM Revenues [2]         $171,068     1.04 x                                   $178,521   $46,501    $22,376   $109,644  $10.84

LTM Operating Income [2] $ 21,150[3]               16.6 x                      $351,445   $46,501    $22,376   $282,568  $27.94

LTM EBITDA [2]           $ 26,870[3]                              13.1 x       $350,968   $46,501    $22,376   $282,091  $27.89



                                                                ---------------------------------------------------------------
                                                                MEAN EQUITY VALUE                              $245,660  $24.29
                                                                MEDIAN EQUITY VALUE                            $282,091  $27.89
                                                                ---------------------------------------------------------------



-----------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] LTM ended September 30, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges.
[4] Assumes 38% tax rate on one-time charges.
[5] As of September 30, 1998.

The Robinson-Humphrey Company


PROJECT GOLDCAP
SELECTED MERGER AND ACQUISITION FORWARD MULTIPLES AND TRANSACTION PREMIUMS FOR DEALS IN THE HMO INDUSTRY
---------------------------------------------------------------------------------------------------------------------------------

                                                                                             VALUE OF      PRICE
  DATE         DATE                                                                         TRANSACTION     PER     CURRENT YEAR
ANNOUNCED    EFFECTIVE   TARGET                          ACQUIROR                             ($MM)        SHARE     P/E RATIO
---------    ---------   ------                          --------                             -----        -----     ---------
  05/28/98    Pending    Humana, Inc.                    United HealthCare Corp.             $5,538.6      32.06       30.2 x
  06/03/97    09/09/97   Physician Corp. of America      Humana, Inc.                           405.1       7.00       10.9
  08/05/96    02/14/97   FHP International Corp.         PacifiCareaHealth Systems, Inc.      2,000.1      33.27       17.4
  06/10/96    07/22/96   SysteMed, Inc.                  Merck-Medco Managed Care, Inc.          64.8       3.00       21.4
  06/11/96    07/23/96   Community Health Systems, Inc.  Forstmann Little Co.                 1,080.0      52.00       23.1
  02/01/96    04/12/96   HealthWise of America, Inc.     United HealthCare Corp.Inc.            271.1      40.63       31.7
  08/10/95    10/13/95   Emphesys Financial Group, Inc.  Humana, Inc.                           642.8      37.50       10.7
  02/15/94    05/31/94   Ramsay-HMO, Inc.                United HealthCare Corp.                564.9      74.66       35.9 *


                                                         ----------------------------------------------------------------------
                                                         SELECT HMO TRANSACTIONS AVERAGE                               20.8 X
                                                         SELECT HMO TRANSACTIONS MEDIAN                                22.3 X
                                                         ----------------------------------------------------------------------







                                                                                                             PREMIUM       PREMIUM
                                                                                                              1 DAY        1 WEEK
                                                                                                            PRIOR TO      PRIOR TO
  DATE         DATE                                                                         FORWARD YEAR  ANNOUNCEMENT  ANNOUNCEMENT
ANNOUNCED    EFFECTIVE   TARGET                          ACQUIROR                            P/E RATIO      DATE          DATE
---------    ---------   ------                          --------                            ---------      ----          ----

  05/28/98    Pending    Humana, Inc.                    United HealthCare Corp.              24.3 X        22.1 %        22.1 %
  06/03/97    09/09/97   Physician Corp. of America      Humana, Inc.                          8.2          12.0          12.0
  08/05/96    02/14/97   FHP International Corp.         PacifiCareaHealth Systems, Inc.      23.3          19.4          27.4
  06/10/96    07/22/96   SysteMed, Inc.                  Merck-Medco Managed Care, Inc.        9.1          (4.0)*         4.3 *
  06/11/96    07/23/96   Community Health Systems, Inc.  Forstmann Little Co.                 19.3          20.2          19.9
  02/01/96    04/12/96   HealthWise of America, Inc.     United HealthCare Corp.Inc.          26.0          37.5          37.3
  08/10/95    10/13/95   Emphesys Financial Group, INc.  Humana, Inc.                          9.5          33.0          39.0
  02/15/94    05/31/94   Ramsay-HMO, Inc.                United HealthCare Corp.              29.4 X        62.7 *        62.7 *


                                                         ----------------------------------------------------------------------
                                                         SELECT HMO TRANSACTIONS AVERAGE      17.1 X        24.0 %        26.3 %
                                                         SELECT HMO TRANSACTIONS MEDIAN       21.3 X        21.2 %        24.8 %
                                                         ----------------------------------------------------------------------




                                                                                                      PREMIUM
                                                                                                      4 WEEKS
                                                                                                      PRIOR TO
  DATE         DATE                                                                                 ANNOUNCEMENT
ANNOUNCED    EFFECTIVE   TARGET                          ACQUIROR                                       DATE
---------    ---------   ------                          --------                                   ------------
  05/28/98    Pending    Humana, Inc.                    United HealthCare Corp.                       18.8 %
  06/03/97    09/09/97   Physician Corp. of America      Humana, Inc.                                  23.1
  08/05/96    02/14/97   FHP International Corp.         PacifiCareaHealth Systems, Inc.               19.1
  06/10/96    07/22/96   SysteMed, Inc.                  Merck-Medco Managed Care, Inc.                 9.1 *
  06/11/96    07/23/96   Community Health Systems, Inc.  Forstmann Little Co.                          18.9
  02/01/96    04/12/96   HealthWise of America, Inc.     United HealthCare Corp.Inc.                   34.3
  08/10/95    10/13/95   Emphesys Financial Group, INc.  Humana, Inc.                                  37.0
  02/15/94    05/31/94   Ramsay-HMO, Inc.                United HealthCare Corp.                       81.0 *

                                                         ---------------------------------------------------
                                                         SELECT HMO TRANSACTIONS AVERAGE              25.2 %
                                                         SELECT HMO TRANSACTIONS MEDIAN               21.1 %
                                                         ---------------------------------------------------








*  Excluded from average    NA - Not Available    NM - Not Meaningful

------------------------------------
Source: Securities Data Company, Inc.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION ANALYSIS UTILIZING M&A FORWARD MULTIPLES AND TRANSACTION PREMIUMS IN THE HMO INDUSTRY
------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                        CURRENT YEAR       FORWARD YEAR                     IMPLIED    IMPLIED
                                            GOLDCAP     P/E MULTIPLE       P/E MULTIIPLE                     EQUITY  EQUITY VALUE
      VALUATION PARAMETER                    VALUE      -------------     --------------                     VALUE   PER SHARE [1]
----------------------------------------   ---------                                                        -------- -------------
Projected Cal. 1998 Net Income Per Share    $1.01 [2]       20.8 x                                           $212,354   $21.00

Projected Cal. 1999 Net Income Per Share    $1.12 [2]                        17.1 x                          $193,641   $19.15
                                                                                                             ------------------


                                                                       -----------------------------------------------------------
                                                                       MEAN EQUITY VALUE                     $202,997   $20.07
                                                                       MEDIAN EQUITY VALUE                   $202,997   $20.07
                                                                       -----------------------------------------------------------




                                                          PREMIUM PRIOR TO ANNOUNCEMENT DATE
                                            GOLDCAP    ----------------------------------------
     VALUATION PARAMETER                     VALUE     1 DAY PRIOR  1 WEEK PRIOR  4 WEEKS PRIOR
----------------------------------------   ---------   ----------------------------------------
Stock Price 1 Day Prior [3,4]               $10.63       24.0%                                               $133,278   $13.18
Stock Price 1 Week Prior [3]                 11.00                      26.3%                                $140,466   $13.89
Stock Price 4 Weeks Prior [3]                10.31                                   25.2%                   $130,539   $12.91

                                                                       -----------------------------------------------------------
                                                                       MEAN EQUITY VALUE                     $134,761   $13.33
                                                                       MEDIAN EQUITY VALUE                   $133,278   $13.18
                                                                       -----------------------------------------------------------



----------------------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] Projections provided by Goldcap management.
[3] Assumes announcement on January 19, 1999.
[4] Stock prices as of close on January 13, 1999.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION ANALYSIS UTILIZING M&A FORWARD MULTIPLES AND TRANSACTION PREMIUMS IN THE HMO INDUSTRY
------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                        FORWARD YEAR       FORWARD YEAR                     IMPLIED    IMPLIED
                                            GOLDCAP     P/E MULTIPLE       P/E MULTIIPLE                     EQUITY  EQUITY VALUE
      VALUATION PARAMETER                    VALUE      -------------     --------------                     VALUE   PER SHARE [1]
----------------------------------------   ---------                                                        -------- -------------
Projected Cal. 1998 Net Income Per Share    $1.02 [2]       20.8 x                                           $213,989   $21.16

Projected Cal. 1999 Net Income Per Share    $1.17 [2]                        17.1 x                          $201,606   $19.94
                                                                                                             ------------------


                                                                       -----------------------------------------------------------
                                                                       MEAN EQUITY VALUE                     $207,797   $20.55
                                                                       MEDIAN EQUITY VALUE                   $207,797   $20.55
                                                                       -----------------------------------------------------------




                                                       PREMIUM PRIOR TO ANNOUNCEMENT DATE
                                            GOLDCAP    ----------------------------------------
     VALUATION PARAMETER                     VALUE     1 DAY PRIOR  1 WEEK PRIOR  4 WEEKS PRIOR
----------------------------------------   ---------   ----------------------------------------

Stock Price 1 Day Prior [3,4]               $10.63       24.0%                                               $133,278   $13.18
Stock Price 1 Week Prior [3]                 11.00                      26.3%                                $140,466   $13.89
Stock Price 4 Weeks Prior [3]                10.31                                   25.2%                   $130,539   $12.91

                                                                       -----------------------------------------------------------
                                                                       MEAN EQUITY VALUE                     $134,761   $13.33
                                                                       MEDIAN EQUITY VALUE                   $133,278   $13.18
                                                                       -----------------------------------------------------------



----------------------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] Projections provided by Goldcap management.
[3] Assumes announcement on January 19, 1999.
[4] Stock prices as of close on January 13, 1999.

The Robinson-Humphrey Company



               SUMMARY OF RECENT MERGER AND ACQUISITION ACTIVITY
                             (DOLLARS IN MILLIONS)



                                                  1992        1993       1994       1995      1996       1997      AVERAGE
                                                -------    --------   --------   --------   --------   --------    -------

ALL INDUSTRIES
Total Number of Net Acquisition Announcements     2,574       2,663      2,997      3,510      5,848      7,800
Total Dollar Value Paid [1]                     $96,688    $176,400   $226,671   $356,016   $494,962   $657,063


Average Premium Paid Over Market                   41.0%       38.7%      41.9%      44.7%      36.6%      35.7%     39.8%
Medium Premium Paid Over Market                    34.7%       33.0%      35.0%      29.2%      27.3%      27.5%     31.1%
Average Price/Earnings Ratio Paid                  22.7  x     24.4  x    24.5  x    23.8  x    26.2  x    27.4  x   24.8  x
Median Price/Earnings Ratio Paid                   18.1  x     20.0  x    20.2  x    19.1  x    20.3  x    22.9  x   20.1  x


                                                  1992        1993       1994       1995      1996       1997      AVERAGE
                                                -------    --------   --------   --------   --------   --------    -------

HEALTH SERVICES
Total Number of Net Acquisition Announcements       205         156        129        179        325        437
Total Dollar Value Paid [1]                     $ 1,686    $ 12,608   $  9,288    $ 7,333   $ 15,333   $ 15,047

Average Premium Paid Over Market                   37.0%       41.9%      46.5%      32.2%      31.2%      26.5%     35.9%
Average Price/Earnings Ratio Paid                  20.4  x     31.5  x    28.7  x    24.7  x    27.1  x    24.7  x   26.2  x


-----------------------------------------
[1]  Includes only transactions with a publicly disclosed purchase price.


Source:  Mergerstat Review

The Robinson-Humphrey Company


                M&A PREMIUMS AND P/E RATIOS OFFERED BY DEAL SIZE
                                   1992-1997


I.   MEDIAN PERCENT PREMIUM OFFERED

PURCHASE PRICE:               1992  (BASE)    1993  (BASE)   1994  (BASE)   1995  (BASE)   1996  (BASE)  1997  (BASE)
---------------               ------------    ------------   ------------   ------------   ------------  ------------

$25.0 million or less         33.3%   (35)    32.3%   (38)   42.9%   (45)   42.9%   (53)   32.2%   (39)  36.9%   (52)
$25.0 through $50.0 million   21.6%   (30)    36.7%   (28)   33.9%   (36)   24.4%   (53)   26.4%   (56)  22.4%   (40)
$50.0 through $100.0 million  32.3%   (22)    31.5%   (31)   27.8%   (53)   35.4%   (44)   27.3%   (68)  26.6%   (63)
$100.0 million or more        39.0%   (55)    32.0%   (76)   35.8%  (126)   29.0%  (174)   26.6%  (218)  27.6%  (332)

Cash Consideration            29.6%   (35)    32.5%   (46)   36.8%   (59)   28.4%   (91)   26.7%  (115)  25.8%  (191)

II.  MEDIAN P/E RATIO OFFERED


PURCHASE PRICE:               1992  (BASE)    1993  (BASE)   1994  (BASE)   1995  (BASE)   1996  (BASE)  1997  (BASE)
---------------               ------------    ------------   ------------   ------------   ------------  ------------

$25.0 million or less         15.5    (29)    17.6    (17)   17.5    (23)   17.0    (31)   16.2    (64)  15.9    (99)
$25.0 through $50.0 million   18.4    (22)    20.3    (18)   20.3    (27)   14.8    (33)   20.3    (53)  18.7    (48)
$50.0 through $100.0 million  21.1    (17)    18.1    (26)   17.1    (42)   19.2    (38)   20.5    (54)  22.7    (69)
$100.0 million or more        23.2    (36)    24.2    (66)   21.8   (110)   21.1   (153)   21.3   (186)  25.2   (315)

Cash Consideration            17.4    (27)    19.9    (32)   23.3    (38)   18.0    (68)   21.1   (106)  21.0   (183)
Public Companies              18.1    (89)    19.7   (113)   19.8   (184)   19.4   (239)   21.7   (288)  25.0   (389)

The Robinson-Humphrey Company

                 DISTRIBUTION OF M&A PREMIUMS OFFERED
                             1987 - 1997

                            OVER 20%       OVER 40%          OVER 60%           OVER 80%
YEAR       UNDER 20%       THROUGH 40%     THROUGH 60%       THROUGH 80%       THROUGH 100%    OVER 100%          TOTAL
----      -----------      -----------     -----------       -----------       ------------    ---------      ------------

1987       76   32.1%       79   33.3%     49    20.7%       17     7.2%          8   3.4%      8   3.4%      237   100.0%
1988      131   32.0%      124   30.2%     65    15.9%       48    11.7%         16   3.9%     26   6.3%      410   100.0%
1989      109   36.0%       78   25.7%     63    20.8%       25     8.3%          9   3.0%     19   6.3%      303   100.0%
1990       61   34.9%       44   25.1%     34    19.4%       14     8.0%          7   4.0%     15   8.6%      175   100.0%
1991       50   36.5%       42   30.7%     28    20.4%        7     5.1%          4   2.9%      6   4.4%      137   100.0%
1992       42   29.6%       42   29.6%     21    14.8%       19    13.4%         14   9.9%      4   2.8%      142   100.0%
1993       47   27.2%       63   36.4%     34    19.7%       14     8.1%          9   5.2%      6   3.5%      173   100.0%
1994       66   25.4%       89   34.2%     52    20.0%       28    10.8%          7   2.7%     18   6.9%      260   100.0%
1995      106   32.7%      108   33.3%     55    17.0%       22     6.8%          6   1.9%     27   8.3%      324   100.0%
1996      136   35.7%      117   30.7%     70    18.4%       34     8.9%         10   2.6%     14   3.7%      381   100.0%
1997      171   35.1%      169   34.7%     84    17.2%       35     7.2%         15   3.1%     13   2.7%      487   100.0%

                DISTRIBUTION OF M&A P/E RATIOS OFFERED
                             1992 - 1997

                           OVER 8.5X        OVER 10.5X         OVER 13.0X       OVER 17.0X
YEAR      UNDER 8.5X     THROUGH 10.5X     THROUGH 13.0X     THROUGH 17.0X     THROUGH 25.0X   OVER 25.0X       TOTAL
----      -----------    -------------     -------------     -------------     -------------   ----------     -----------

1992      10    9.6%        2    1.9%      17    16.3%       16    15.4%        26    25.0%     33  31.7%     104   100.0%
1993       5    3.9%        5    3.9%       6     4.7%       27    21.3%        41    32.3%     43  33.9%     127   100.0%
1994      10    5.0%       12    5.9%      16     7.9%       39    19.3%        48    23.8%     77  38.1%     202   100.0%
1995      14    5.5%       14    5.5%      29    11.4%       45    17.6%        68    26.7%     85  33.3%     255   100.0%
1996      29    8.1%       16    4.5%      24     6.7%       60    16.8%        96    26.9%    132  37.0%     357   100.0%
1997      45    8.5%       17    3.2%      29     5.5%       54    10.2%       153    28.8%    233  43.9%     531   100.0%

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION ANALYSIS UTILIZING SELECTED PREMIUMS FROM M&A TRANSACTIONS IN GENERAL
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS EXCEPT SHARE PRICE)



                                                                          6-YR AVERAGE VALUE
                                                               -------------------------------------            IMPLIED
                                                                   PREMIUM 1                          IMPLIED    EQUITY
                                              GOLDCAP              DAY PRIOR        PRICE / EARNINGS   EQUITY   VALUE PER
             VALUATION PARAMETER               VALUE            TO ANNOUNCEMENT        RATIO PAID      VALUE    SHARE [1]
-------------------------------------------   -------          ------------------   ----------------  -------   ---------

Stock Price 1 Day Prior to Announcement [2]    $ 10.63              39.8 %                            $150,175   $14.85

LTM Net Income [3]                             $10,041 [4, 5]                            24.8 x        249,352    24.66



                                                                          6-YR MEDIAN VALUE
                                                               -------------------------------------             IMPLIED
                                                                  PREMIUM 1                           IMPLIED   EQUITY
                                              GOLDCAP             DAY PRIOR         PRICE / EARNINGS   EQUITY   VALUE PER
             VALUATION PARAMETER               VALUE           TO ANNOUNCEMENT         RATIO PAID      VALUE    SHARE [1]
-------------------------------------------   -------          ---------------      ----------------  -------   ---------

Stock Price 1 Day Prior to Announcement [2]   $ 10.63               31.1 %                            $140,881    $13.93

LTM Net Income [3]                            $10,041 [4, 5]                             20.1 x        201,824     19.96



-------------------------------------------
* Excluded from the unweighted average.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] Assumes announcement on January 19, 1999. Stock price as of close on January
    13, 1999.
[3] LTM ended September 30, 1998.
[4] Excludes $58.9 million goodwill impairment charge and $9.4 million in one time charges.
[5] Assumes 38.0% tax rate on excluded one-time charges.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION ANALYSIS UTILIZING SELECTED PREMIUMS FROM M&A TRANSACTIONS IN THE HEALTH SERVICES INDUSTRY
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS EXCEPT SHARE PRICE)


                                                                         6-YR AVERAGE VALUE
                                                               -------------------------------------               IMPLIED
                                                                  PREMIUM 1                             IMPLIED    EQUITY
                                              GOLDCAP             DAY PRIOR         PRICE / EARNINGS     EQUITY   VALUE PER
            VALUATION PARAMETER                VALUE           TO ANNOUNCEMENT         RATIO PAID        VALUE      SHARE
-------------------------------------------   -------          ---------------      ----------------    --------  ---------

Stock Price 1 Day Prior to Announcement [1]   $ 10.63               35.9 %                              $146,002   $14.44

LTM Net Income [2]                            $10,041 [3, 4]                              26.2 x         262,907    26.00

                                                               AVERAGE PRICE / EARNINGS RATIO PAID      $238,027   $23.54
                                                                                                        ==================
                                                               AVERAGE PREMIUM PAID                     $145,686   $14.41
                                                                                                        ==================

-------------------------------------------
* Excluded from the unweighted average.
[1] Assumes announcement on January 19, 1999. Stock price as of close on January
    13, 1999.
[2] LTM ended September 30, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one time charges.
[4] Assumes 38.0% tax rate on excluded one-time charges.

The Robinson-Humphrey Company


PROJECT GOLDCAP
PREMIUMS ANALYSIS: MERGERS AND ACQUISITIONS BETWEEN $100 AND $300 MILLION JULY 24, 1997 THROUGH JANUARY 13, 1999

------------------------------------------------------------------------------------------------------------------------------------


    DATE           DATE
 EFFECTIVE      ANNOUNCED             TARGET NAME                 TARGET BUSINESS DESCRIPTION                ACQUIROR NAME
-----------     ---------    ------------------------------     -------------------------------      -------------------------------

   11/12/97      10/03/96    Pittencrieff Communications        Pvd radiotelephone commun svcs       Nextel Communications Inc
   08/04/97      11/14/96    Indiana Federal,Valparaiso,IN      Commercial bank;holding co           Pinnacle Financial Svcs Inc,MI
   08/29/97      02/13/97    Portsmouth Bank Shares,NH          Bank holding company                 CFX Corp,Keene,New Hampshire
   12/09/97      02/20/97    NHP Inc(Apartment Investment)      Own,op apartment buildings           Apartment Investment & Mgmt Co
   08/01/97      03/07/97    Micro Bio-Medics Inc               Whl,mnfr medical equip               Henry Schein Inc
   08/25/97      03/11/97    First Citizens Financial,MD        Bank holding company                 Provident Bankshares,Maryland
   08/29/97      03/24/97    Community Bankshares,NH            Bank holding company                 CFX Corp,Keene,New Hampshire
   08/05/97      03/24/97    OnTrak Systems Inc                 Mnfrs semiconductor cap equip        Lam Research Corp
   10/13/97      04/29/97    SC Bancorp,Anaheim,California      Bank holding co                      Western Bancorp,California
   01/05/98      05/06/97    Physicians Health Services Inc     Own and operate HMO's                Foundation Health Systems Inc
   12/01/97      05/06/97    Virginia First Finl Corp,VA        Bank holding co                      BB&T Corp,Winston-Salem,NC
   06/03/98      05/07/97    Reliable Life Insurance Co         Insurance company                    Unitrin Inc
   10/16/97      05/12/97    Dynamics Corp of America           Mnfr electrical appliances           CTS Corp
   08/26/97      05/13/97    Aurum Software Inc                 Dvlp sales, mktg info software       Baan Co NV
   08/08/97      05/27/97    Alamco Inc                         Oil & gas exploration, prod          Columbia Natural Resources Inc
   08/15/97      06/03/97    Alexander Haagen Properties        Real estate investment trust         Lazard Freres & Co
   07/28/97      06/04/97    Maxis Inc                          Develop educational software         Electronic Arts Inc
   09/12/97      06/09/97    Amrion Inc                         Own,op food stores                   Whole Foods Market Inc
   08/29/97      06/16/97    Core Industries Inc                Manufacture electronic equip         United Dominion Industries Ltd
   09/25/97      06/17/97    Hechinger Co                       Own,op retail home centers           Leonard Green & Partners LP
   07/24/97      06/17/97    McFarland Energy Inc               Oil and gas exploration, prodn       Monterey Resources Inc
   07/25/97      06/17/97    Seda Specialty Packaging Corp      Mnfr specialty packaging prods       CCL Industries Inc
   08/15/97      06/19/97    Advanced Logic Research Inc        Mnfr microcomputer systems           Gateway 2000 Inc
   03/05/98      06/19/97    American Greetings Corp            Mnfr greeting cards                  American Greetings Corp
   10/23/97      06/20/97    Convest Energy Corp                Oil and gas exploration,prodn        Forcenergy Inc
   10/23/97      06/20/97    Edisto Resources Corp              Oil and gas exploration,prodn        Forcenergy Inc
   10/14/97      06/24/97    American Exploration Co            Oil and gas exploration, prodn       Louis Dreyfus Natural Gas
   09/23/97      07/02/97    American Filtrona Corp             Mnfr bonded fiber                    Bunzl PLC
   09/26/97      07/03/97    Krystal Co                         Own,op fast food restaurants         Port Royal Holdings Inc
   11/06/97      07/07/97    Cairn Energy USA Inc               Oil and gas exploration,prodn        Meridian Resource Corp
   09/30/97      07/08/97    Delchamps Inc                      Own and operate supermarkets         Jitney-Jungle Stores of Amer
   09/23/97      07/09/97    Control Data Systems Inc           Mnfr computers,peripherals           CDSI Holding Corp
   10/02/97      07/15/97    DH Technology Inc                  Mnfr,whl computer printers           Axiohm SA
   10/28/97      07/15/97    Intl Imaging Materials             Mnfr thermal transfer ribbons        Paxar Corp
   02/01/98      07/16/97    ArgentBank,Thibodaux,Louisiana     Commercial bank                      Hibernia Corp,New Orleans,LA
   11/07/97      07/22/97    Elexsys International Inc          Manufacture circuit boards           Sanmina Corp
   12/18/97      07/23/97    Alliance Imaging Inc               Pvd diagnostic imaging svcs          Newport Investment LLC
   10/28/97      07/24/97    Astrotech International Corp       Pvd storage tank maintenance         ITEQ Inc
   12/01/97      07/25/97    Homegate Hospitality Inc           Own and operate hotels               Prime Hospitality Corp
   08/28/97      07/25/97    Imo Industries Inc                 Mnfr industrial controls,pumps       Constellation Capital Partners
   09/24/97      07/31/97    Bucyrus International Inc          Mnfr surface mining machinery        American Industrial Partners
   01/27/98      07/31/97    Santa Monica Bank                  Commercial bank                      Western Bancorp,California
   10/23/97      07/31/97    Sterling House Corp                Own,op nursing homes                 Alternative Living Services
   11/12/97      08/07/97    1st United Bancorp,FL              Baank holding co                     Wachovia Corp,Winston-Salem,NC
   12/22/97      08/08/97    Titan Holdings Inc                 Auto,property,casualty ins co        USF&G Corp
   09/30/97      08/11/97    National Sanitary Supply Co        Sanitary maintenance supplies        Unisource Worldwide Inc
   12/30/97      08/11/97    ProNet Inc                         Mnfr pagers;pager leasing svcs       Metrocall Inc
   12/22/97      08/11/97    Vacation Break USA Inc             Real estate development firm         Fairfield Communities Inc
   09/17/97      08/12/97    Isomedix Inc                       Pvd contract sterilization svc       Steris Corp
   09/16/97      08/14/97    American Medserve Corp             Wholesale pharmaceuticals            Omnicare Inc
   09/24/97      08/14/97    Talbert Medical Management         Own,op medical,dental clinics        MedPartners Inc
   12/29/97      08/14/97    Tuesday Morning Corp               Own, operate giftware stores         Madison Dearborn Partners
--------------------------------------------------------------------------------------------------
                                                                    PREMIUM
                                 VALUE OF  -------------------------------------------------------
    ACQUIROR SHORT             TRANSACTION   1 DAY PRIOR TO    1 WEEK PRIOR TO   4 WEEKS PRIOR TO
 BUSINESS DESCRIPTION             ($ MIL)  ANNOUNCEMENT DATE  ANNOUNCEMENT DATE  ANNOUNCEMENT DATE
-----------------------------  ----------- -----------------  -----------------  -----------------

Pvd cellular telephone svcs        158.4                9.0           14.4            30.7
Commercial bank;holding co         120.5               22.2           26.9            17.9
Savings and loan                   102.2               33.2           38.4            38.4
Real estate investment trust       114.5               28.3           25.2            16.9
Whl med supplies                   136.1               12.2           12.2            10.4
Bank holding company               107.8               26.5           42.3            47.3
Savings and loan                   101.6               63.3           64.1            54.7
Mnfr equip to mnfr semiconduct     217.9               (0.9)           3.0            13.9
Bank holding co                    105.0               20.0           31.0            37.3
Own,op HMO's; holding company      268.2               23.5           27.0            51.7
Bank holding company               145.3               77.3           77.3            74.1
Insurance company                  261.1               51.1           51.1            52.1
Mnfr electronic components         244.6               91.3           94.2           112.7
Develop software                   259.9               33.0           40.4            55.8
Operate natural gas pipeline       102.8                7.7           11.5            16.7
Investment bank                    235.0               (0.4)          11.1             3.4
Develop,wholesale software         127.5                2.3            2.3            40.6
Own,op natural foods stores        152.6                8.1           19.2            47.0
Mnfr structural metal              275.2               26.6           37.9            49.3
Merchant banking firm              127.0              (14.3)          (7.7)          (11.1)
Oil and gas exploration, prodn     111.2               11.6           41.3            44.8
Mnfr,pvd specialty packaging       182.6               31.8           36.5            52.6
Mnfr personal computers            206.8               29.2           30.5            34.8
Mnfr greeting cards                158.1                0.0           (0.9)            1.8
Oil,gas exploration and prodn      102.0               11.1           11.1            18.9
Oil,gas exploration and prodn      147.7               (6.6)          (6.6)           (0.4)
Oil and gas exploration,prodn      275.5               13.0           15.0            21.6
Whl,mnfr paper,constn material     183.5                8.8            2.2             3.4
Investment company                 145.4              132.0          169.8           176.2
Oil and gas exploration, prodn     233.6               22.3           29.0            26.7
Own and operate grocery stores     213.6               (2.4)          (0.8)            6.7
Investment holding company         273.9               29.1           30.6            35.0
Mnfr,whl computer printers         169.5               57.5           56.3            57.5
Mnfr label systems                 244.4               67.3           60.2            64.9
Bank holding co                    171.2               29.8           31.2            39.0
Mnfr printed circuit boards        219.9                1.5           (8.6)           40.2
Investment company                 114.2                7.3            3.5            14.3
Mnfr air purification equip        116.7               45.7           63.4            78.4
Own,operate,franchise hotels       133.2               30.3           33.8            28.6
Investment company                 117.3               18.7           20.0            22.6
Pvd fund mgmt & fin adv svcs       193.3               33.3           46.9            71.4
Bank holding co                    198.2               14.3           17.6            28.7
Pvd residential care svcs          170.0               30.4           29.5            40.5
Bank holding company               182.2                5.7           16.0            27.5
Insurance holding company          278.1               16.0           19.1            24.9
Wholesale printing paper           155.9               (6.7)          20.0            47.4
Pvd local paging services          239.3              (10.0)          (0.7)           27.1
Construct vacation resorts         178.1               41.6           39.1            95.8
Mnfr sterile processing sys        139.8                5.8           15.5            13.9
Whl,retail pharmaceuticals         233.2                2.5           16.1            25.8
Pvd medical services to HMO's      189.0               10.5           18.9            37.0
Investors                          298.6               22.7           25.8            11.1


   DATE           DATE
 EFFECTIVE      ANNOUNCED             TARGET NAME                TARGET BUSINESS DESCRIPTION              ACQUIROR NAME
-----------     ---------    ------------------------------    -------------------------------   -------------------------------

   12/05/97      08/14/97    Uniforce Services Inc             Pvd temporary personnel svcs      Comforce Corp
   03/27/98      08/15/97    Keystone Heritage Group           Bank holding company              Fulton Finl Corp,Lancaster,PA
   04/23/98      08/18/97    CENFED Financial,Pasadena,CA      Bank holding company              Golden State Bancorp Inc,CA
   10/21/97      08/25/97    ACC Consumer Finance Corp         Pvd auto financing services       Household International Inc
   10/03/97      08/25/97    BioWhittaker Inc                  Mnfr,whl medical testing prods    Cambrex Corp
   01/23/98      08/25/97    PerSeptive Biosystems Inc         Mnfr chromatography equipment     Perkin-Elmer Corp
   02/25/98      08/28/97    Value Property Trust              Real estate investment trust      Wellsford Real Properties Inc
   10/10/97      08/28/97    Versa Technologies Inc            Mnfr rubber components,molds      Applied Power Inc
   02/24/98      09/03/97    Norwich Financial Corp,CT         Savings and loan; holding co      Peoples Bk of Bridgeport,CT
   01/16/98      09/05/97    Technology Modeling Assoc Inc     Dvlp simulation software          Avant! Corp
   12/31/97      09/08/97    Fuqua Enterprises Inc             Manufacture tanned leather        Graham-Field Health Products
   11/28/97      09/10/97    Data Documents Inc                Manufacture tabulating cards      Corporate Express Inc
   04/01/98      09/11/97    George Mason Bankshares Inc       Bank holding company              United Bankshares Inc,WV
   04/01/98      09/12/97    Coml Bancshares,Parkersburg,WV    Bank holding company              WesBanco Inc,Wheeling,WV
   12/09/97      09/12/97    Unison Software Inc               Develop network mgmt software     Tivoli Systems Inc(IBM Corp)
   01/16/98      09/12/97    WHG Resorts & Casino Inc          Own,op resorts and casino         Patriot Amer Hosp/Wyndham Intl
   12/16/97      09/18/97    Guaranty National Corp            Insurance company                 Orion Capital Corp
   01/16/98      09/19/97    Sterling Electronics Corp         Whl electronic components         Marshall Industries
   01/06/98      09/24/97    Vectra Banking Corp,Denver,CO     Bank holding company              Zions Bancorp,Utah
   04/30/98      10/02/97    Kapson Senior Quarters Corp       Provide residential care svcs     Prometheus Senior Quarters
   12/19/97      10/06/97    EndoVascular Technologies Inc     Mnfr surgical instruments         Guidant Corp
   12/23/97      10/09/97    Melamine Chemicals Inc            Manufacture melamine crystal      Borden Chemical Inc(Borden)
   01/22/98      10/13/97    Netcom On-Line Communication      Internet service provider         ICG Communications Inc
   12/19/97      10/14/97    Physician Support Systems Inc     Pvd business mgmt services        National Data Corp
   02/12/98      10/16/97    Omni Insurance Group Inc          Insurance company                 Hartford Financial Services
   02/27/98      10/17/97    ATC Group Services Inc            Pvd engineering svcs              Investor Group
   12/29/97      10/17/97    Computational Systems Inc         Manufacture measuring devices     Emerson Electric Co
   02/09/98      10/17/97    Tranzonic Cos                     Mnfr sanitary paper prod          Linsalata Capital Partners II
   04/24/98      10/23/97    Poughkeepsie Financial Corp       Savings bank;bank holding co      Hubco Inc,Mahwah,New Jersey
   12/19/97      10/23/97    Premenos Technology Corp          Develop EDI software              Harbinger Corp
   03/12/98      10/31/97    ILC Technology Inc                Mnfr high intensity lamps         BEC Group Inc
   04/01/98      11/03/97    Advantage Bancorp,Kenosha,WI      Savings & loan holding company    Marshall & Ilsley,Milwaukee,WI
   05/22/98      11/03/97    CoBancorp Inc                     Commercial bank                   FirstMerit Corp,Akron,OH
   01/09/98      11/03/97    Sequana Therapeutics              Mnfr diagnostic substances        Arris Pharmaceuticals Corp
   01/12/98      11/04/97    ComputerVision Corp               Mnfr computers,peripherals        Parametric Technology Corp
   03/25/98      11/13/97    Chartwell Leisure Inc             Own,op hotels and motels          Investor Group
   05/12/98      11/17/97    Century Finl Corp,Rochester,PA    Commercial bank                   Citizens Bancshares Inc,OH
   02/26/98      11/17/97    Granite Financial Inc             Pvd business credit services      Fidelity National Financial
   03/02/98      11/17/97    Visigenic Software Inc            Dvlp database access software     Borland International Inc
   01/20/98      11/21/97    New Jersey Steel(Von Roll)        Mnfr steel reinforcing bars       Co-Steel Inc
   02/03/98      11/24/97    Communications Central Inc        Pvd telecommunications svcs       Davel Communications Group Inc
   02/25/98      11/26/97    Universal Hospital Services       Pvd med equip rental services     Investor Group
   07/13/98      11/28/97    RedFed Bancorp Inc,Redlands,CA    Savings and loan                  Golden State Bancorp Inc,CA
   02/19/98      12/01/97    Raptor Systems Inc                Develop security mgmt software    AXENT Technologies Inc
   03/31/98      12/11/97    First State Corp,Albany,Ga        Bank holding co; coml bank        Regions Finl,Birmingham,AL
   03/30/98      12/16/97    FFVA Financial Corp,VA            Savings and loans                 One Valley Bancorp Inc,WV
   07/02/98      12/16/97    Franklin Bancorp,Washington,DC    Bank holding company              BB&T Corp,Winston-Salem,NC
   07/01/98      12/16/97    Progressive Bank,Pawling,NY       Savings and loan holding co       Hudson Chartered Bancorp,NY
   01/23/98      12/17/97    Suburban Ostomy Supply Co Inc     Whl medical and hospital equip    InvaCare Corporation
   12/18/97      12/18/97    Central Newspapers Inc            Publish newspapers                Central Newspapers Inc
   03/30/98      12/19/97    ASR Investments Corp              Real estate investment trust      United Dominion Realty Tr Inc
   05/01/98      12/19/97    IPC Information Systems Inc       Mnfr telecommunications equip     Cable Systems International
   06/03/98      12/19/97    Eclipse Telecommunications Inc    Pvd radiotelecommunication svc    IXC Communications Inc
   01/27/98      12/19/97    Software Artistry Inc             Develop help-desk software        Tivoli Systems Inc(IBM Corp)
   03/17/98      12/29/97    Heartstream Inc                   Mnfr defibrillators               Hewlett-Packard Co
   02/09/98      12/29/97    Holmes Protection Group Inc       Provide security systems svcs     Tyco International Ltd
   05/22/98      12/31/97    Red Lion Inns LP                  Own,op hotels                     Boykin Lodging Co
   04/01/98      01/06/98    Schult Homes Corp                 Manufacture mobile homes          Oakwood Homes Corp
   06/30/98      01/12/98    CBT Corp,Paducah,Kentucky         Bank holding co                   Mercantile Bancorp,St Louis,MO
   05/06/98      01/26/98    TransAmerican Waste Industries    Pvd waste management services     USA Waste Services Inc

                                                                                  PREMIUM
                                        VALUE OF          -------------------------------------------------------
    ACQUIROR SHORT                     TRANSACTION         1 DAY PRIOR TO    1 WEEK PRIOR TO    4 WEEKS PRIOR TO
 BUSINESS DESCRIPTION                    ($ MIL)          ANNOUNCEMENT DATE  ANNOUNCEMENT DATE  ANNOUNCEMENT DATE
-----------------------------          -----------        -----------------  -----------------  -----------------

 Pvd help supply services                    140.7               37.6                37.6               52.6
 Bank holding co                             210.9               43.8                49.9               65.1
 Bank holding company                        208.4                1.3                 0.5                3.5
 Provide financial services                  186.9               35.8                34.7               29.6
 Mnfr specialty chemicals                    130.5               17.8                38.9               47.7
 Mnfr analytical instruments                 288.1               16.8                24.9               50.4
 Real estate investment trust                186.6               25.0                20.9               18.7
 Mnfr tools,equip,consumables                141.9               36.8                33.1               31.3
 Savings bank                                164.0               (0.5)               15.4               30.4
 Develop software                            144.3               29.5                52.8               43.2
 Mnfr medical supply,healthcare              231.0               42.3                52.8               78.8
 Retail office supplies                      159.4               10.9                14.9               26.1
 Bank holding company                        207.6               12.1                20.9               20.9
 Bank holding company                        126.7               47.9                46.8               66.8
 Dvlp systems mgmt software                  183.0                9.1                25.0               22.4
 Real estate investment trust                266.0               35.1                72.3               78.5
 Insurance company;holding co                117.2               10.8                23.9               27.7
 Whl electronic components                   217.6               16.3                30.2               57.0
 Bank holding company                        162.3               19.2                18.6               47.3
 Pvd nursing care services                   247.4               (0.9)                9.4                1.8
 Mnfr cardiovascular equipment               187.8               22.1                22.1               73.9
 Mnfr formaldehyde,resins                    119.7               70.8                72.6               70.8
 Pvd telecommunications svcs                 269.4               49.8                70.9               78.5
 Pvd info,transaction svcs                   175.2               (1.0)               (3.7)               4.8
 Provide insurance services                  184.7               78.9                75.8              130.9
 Investor group                              150.0                0.0                (8.1)              10.3
 Mnfr appliance components                   158.6               45.1                48.3               62.5
 Investment firm                             104.8               (1.5)               (2.9)               4.5
 Bank holding company                        142.4                1.1                 2.9               17.1
 Dvle electn commerce software               234.7               55.2                49.1               27.8
 Mnfr,whl eyeglass lenses,frame              130.8              108.7               107.6              108.7
 Bank holding company                        215.8               11.2                12.2               11.2
 Commercial bank                             157.3               10.6                30.9               52.1
 Manufacture synthetic drugs                 169.4               44.0                47.3               23.4
 Develop,wholesale software                  250.3               28.3                69.9               18.6
 Investor group                              240.8               11.3                 4.5               11.3
 Commercial bank                             137.4               39.8                41.7               61.0
 Title insurance company                     132.4               89.8                89.8               87.6
 Develop software                            148.4               92.0                64.0               92.0
 Mnfr steel and steel products               173.5              162.9               170.6              166.7
 Pvd pay telephone commun svcs               102.4               30.2                25.4               12.0
 Investor group                              133.0               29.2                29.2               25.3
 Bank holding company                        159.5                1.8                 1.8                7.1
 Develop software                            253.7                5.4                20.7               16.5
 Bank holding company                        161.2               18.4                23.9               16.9
 Bank holding company                        209.4               22.4                27.3               30.0
 Bank holding company                        160.2               21.4                32.1               54.8
 National commercial bank                    167.6               14.3                16.3               26.8
 Mnfr surgical,medical supplies              130.8                8.0                13.3               13.3
 Publish newspapers                          100.0               (1.1)                0.6               (0.3)
 Real estate investment trust                277.0                4.4                 1.1                2.6
 Mnfr telecommun equip                       201.7               14.3                31.3               14.3
 Pvd long distance tele svcs                 122.2               18.0                19.9               14.4
 Dvlp systems mgmt software                  201.9                0.0                62.0               57.4
 Mnfr computers, testing equip               130.6               (6.7)               18.2               (8.6)
 Mnfr fire protection systems                117.1               (5.6)               (5.6)             (13.9)
 Real estate investment trust                276.0               (6.4)               (5.5)              (3.4)
 Mnfr,ret factory-built homes                101.4                1.1                10.4               19.2
 Commercial bank holding co                  275.8                3.3                 1.8               19.5
 Pvd waste disposal services                 142.3               51.4                36.6               78.6


   DATE           DATE
 EFFECTIVE      ANNOUNCED             TARGET NAME                TARGET BUSINESS DESCRIPTION             ACQUIROR NAME
-----------     ---------    ------------------------------    -------------------------------   -------------------------------

   03/03/98      01/27/98    State of the Art Inc              Develop financial software        Sage Group PLC
   02/02/98      02/02/98    Comdisco Inc                      Whl,lease computers               Investor Group
   06/09/98      02/04/98    TresCom International Inc         Pvd communications svcs           Primus Telecommunications
   06/30/98      02/09/98    PonceBank                         Savings and loan                  Banco Bilbao Vizcaya SA
   04/16/98      02/09/98    Summit Care Corp                  Provide nursing services          Fountain View(Heritage)
   03/11/98      02/10/98    Liberty Corp                      Life ins co;own,op TV stn         Liberty Corp
   06/10/98      02/11/98    MTL Inc                           Pvd tank truck carrier svcs       Sombrero Acquisition Corp
   06/02/98      02/19/98    California State Bank             Bank holding company              First Security Corp,Utah
   04/21/98      02/19/98    Mastering Inc                     Provied computer training svcs    PLATINUM Technology Inc
   05/04/98      02/24/98    Somatogen Inc                     Dvlp human blood substitutes      Baxter International Inc
   04/30/98      03/02/98    First Alert Inc                   Mnfr fire and burglar alarms      Sunbeam Corp
   07/02/98      03/13/98    Beverly Bancorp,Tinley Park,IL    Bank holding company              St. Paul Bancorp,Chicago,IL
   07/10/98      03/16/98    International Murex Tech Corp     Mnfr in-vitro test systems        Abbott Laboratories
   05/28/98      03/16/98    Logic Works Inc                   Develop client/server software    PLATINUM Technology Inc
   05/27/98      03/17/98    ForeFront Group Inc               Develop software                  CBT Group PLC
   04/01/98      03/19/98    Lawter International Inc          Mnfr printing ink and resins      Lawter International Inc
   03/23/98      03/23/98    BET Holdings Inc                  Own and operate TV stations       Investor Group
   06/24/98      03/24/98    Walsh International Inc           Provide programming svcs          Cognizant Corp
   06/29/98      03/31/98    IBAH Inc                          Mnfr pharmaceutical products      Omnicare Inc
   04/04/98      04/04/98    America Online Inc                Internet Service Provider         Goldman Sachs & Co
   07/10/98      04/06/98    MoneyGram Payment Systems Inc     Pvd money wire transfer svcs      Viad Corp
   05/19/98      04/08/98    Blessings Corp                    Mnfr plastic film products        Huntsman Packaging Corp
   05/15/98      04/09/98    Dart Group Corp                   Own,operate auto part stores      Richfood Holdings Inc
   06/15/98      05/08/98    Authentic Specialty Foods Inc     Whl,mnfr Mexican foods            Agrobios(Desc SA de CV)
   07/02/98      05/18/98    Graco Inc                         Mnfr fluid handling equipment     Graco Inc
   07/07/98      05/28/98    Donnelley Enterprise Solutions    Pvd info management services      Bowne & Co Inc
   05/30/98      05/30/98    Panavision Inc                    Mnfr camera systems               Mafco Holdings Inc
   06/19/98      06/19/98    Tremont Corp                      Mnfr drilling lubricants          Valhi Inc
   07/01/98      07/01/98    Sotheby's Holdings Inc            Provide auctioning, RE svcs       Investor Group
   12/23/98      07/06/98    Peoples Telephone Co Inc          Own,op public pay telephones      Davel Communications Group Inc
   10/28/98      07/09/98    Eltron International Inc          Mnfr computer printers            Zebra Technologies Corp
   09/02/98      07/17/98    DeCrane Aircraft Holdings Inc     Mnfr avionics components          DLJ Merchant Banking Inc
   10/30/98      07/23/98    IMNET Systems Inc                 Develop imaging software          HBO & Co
   10/08/98      07/23/98    Innova Corp                       Mnfr millimeter wave radios       Digital Microwave Corp
   09/10/98      07/28/98    CyberMedia Inc                    Dvlp,whl support software prod    Network Associates Inc
   10/16/98      08/03/98    Continental Natural Gas Inc       Gas utility                       CMS Energy Corp
   11/17/98      08/03/98    Freeport-McMoRan Sulphur Inc      Sulphur mining company            McMoRan Oil & Gas Co
   09/21/98      08/10/98    Molecular Dynamics Inc            Mnfr,whl laboratory equipment     Amersham Pharmacia Biotech Ltd
   08/18/98      08/18/98    Saville Systems PLC               Pvd billing svcs                  Investors
   12/01/98      09/02/98    Altron Inc                        Mnfr,mkt circuit board prods      Sanmina Corp
   12/10/98      09/02/98    Home Choice Holdings Inc          Pvd equip rental svcs             Rent-Way Inc
   12/18/98      09/09/98    Integrated Systems Consulting     Provide consulting services       First Consulting Group Inc
   09/14/98      09/14/98    Icon CMT Corp                     Pvd Internet svcs,products        Qwest Commun Int Inc
   12/17/98      09/23/98    J&L Specialty Steel Inc           Mnfr steel,steel products         Usinor SA
   10/07/98      09/29/98    Newmont Gold Co                   Gold mining                       Newmont Mining Corp
   11/24/98      10/08/98    Mecklermedia Corp                 Publishing company                Penton Media Inc
   12/15/98      10/16/98    BRC Holdings Inc                  Develop health care software      Affiliated Computer Services
   12/14/98      10/27/98    Citizens Corp(Hanover Ins Co)     Auto,workers comp insurance co    Allmerica Financial Corp
   12/10/98      11/02/98    AquaPenn Spring Water Co Inc      Produce,whl spring water          Danone Group
   12/22/98      11/09/98    Global Motorsport Group Inc       Wholesale motorcycle parts        Stonington Partners Inc
   12/22/98      11/10/98    Intensiva Healthcare Corp         Pvd acute,long-term care svcs     Select Medical Corp
   12/16/98      11/10/98    Steel of West Virginia Inc        Manufacture steel products        Roanoke Electric Steel
   12/14/98      12/14/98    Qwest Commun Int Inc              Pvd telephone commun svcs         Microsoft Corp

                                                                               PREMIUM
                                          VALUE OF      -------------------------------------------------------
        ACQUIROR SHORT                   TRANSACTION     1 DAY PRIOR TO    1 WEEK PRIOR TO    4 WEEKS PRIOR TO
      BUSINESS DESCRIPTION                 ($ MIL)      ANNOUNCEMENT DATE  ANNOUNCEMENT DATE  ANNOUNCEMENT DATE
  -----------------------------          -----------    -----------------  -----------------  -----------------

  Dvlp,whl accounting software               245.2            33.3               35.4               35.4
  Investor group                             109.0             0.0                6.6                3.8
  Pvd telecommunications svcs                134.7            25.2               30.9               51.5
  Bank;insurance;holding co                  164.5            12.6               14.1               25.8
  Own,op healthcare facilities               275.1            14.3               31.3               37.7
  Life ins co;own,op TV stn                  124.8            11.2               15.2               11.5
  Investment company                         250.1            37.9               38.5               56.1
  Bank holding co                            276.9            11.4               14.0               18.8
  Develop integrated software                198.7            31.6               25.0               33.3
  Mnfr health care products                  232.9            35.8               39.8               92.0
  Mnfr,whl household appliances              129.2            68.0               90.9              110.0
  Bank holding company                       161.8            16.5               17.4               19.6
  Mnfr pharmaceuticals,med equip             232.7            21.6               38.2               50.7
  Develop integrated software                212.9            13.0               36.2               57.1
  Dev educational software                   147.5            17.3               29.4               48.5
  Mnfr printing ink and resins               130.8             0.0                1.7               (2.7)
  Investor group                             121.7             0.0                0.3               10.2
  Pvd information services                   176.8             0.0               36.8               53.3
  Whl,retail pharmaceuticals                 154.3            12.2               61.4               58.6
  Investment bank                            111.4            66.1               79.3                1.9
  Provide food catering services             293.6            11.5               15.7               42.4
  Prod printed,laminated films               269.7            18.7               18.3               34.9
  Wholesale groceries                        193.3            14.3               11.9               19.4
  Mnfr,whl foods products                    141.9             6.3               13.3               37.4
  Mnfr fluid handling equipment              190.9            (6.5)              (3.2)              (9.1)
  Pvd printing svcs                          105.2            60.8               61.5               83.6
  Mnfr toilet preparations                   154.4             1.2                1.4                1.7
  Mnfr chemicals and pigments                165.1             6.0                5.2                0.2
  Investor group                             118.6             0.6               (1.1)               1.1
  Pvd pay telephone commun svcs              114.5            87.5               80.3              118.0
  Mnfr bar code printing sys                 287.7            25.8               34.6               57.4
  Merchant banking firm                      181.5            30.5               28.7               33.8
  Dvlp healthcare software                   261.5            55.6               59.3               62.5
  Mnfr telecommunications prod               115.7            16.2               36.5               30.0
  Develop network software                   130.1            25.6               38.2              117.1
  Electric and gas utility                   154.2             8.8               35.6               46.8
  Oil and gas exploration, prodn             124.2            14.9                6.4                4.2
  Mnfr,whl biotechnology prods               222.2            36.7               47.7              100.0
  Investors                                  212.9           132.2              106.5               56.0
  Mnfr printed circuit boards                195.3            16.6                6.5                7.7
  Pvd equipment rental services              294.4             7.2                4.1                7.7
  Pvd mgmt consulting services               209.1           125.6              119.6               90.2
  Pvd telephone commun svcs                  202.9            65.5               60.0               (4.0)
  Manufacture,wholesale steel                115.0           100.0              112.5               37.8
  Gold,coal mining; oil,gas expl             264.8            (5.2)              20.8               62.4
  Publish bus,trade magazines                273.7            43.7               52.6               39.8
  Pvd data processing services               165.4            17.1               16.9               15.2
  Pvd insurance services                     212.4            20.6               17.2               20.9
  Produce,whl milk,cookies,jams              110.3            34.2              100.0              160.0
  Investment firm                            109.0            13.5               33.8               31.1
  Own,op acute hospitals                     115.2            54.0               60.4               92.5
  Mnfr steel bar products                    116.8            75.5              100.0               79.2
  Dvlp,whl computer software                 200.0             3.7                3.7                5.3
                                          --------------------------------------------------------------
                                          AVERAGE             26.4%              32.7%              39.6%
                                          MEDIAN              17.8%              27.0%              31.3%
                                          --------------------------------------------------------------


Source: Securities Data Corporation

The Robinson-Humphrey Company

PROJECT GOLDCAP
PREMIUMS ANALYSIS: MERGERS AND ACQUISITIONS BETWEEN $100 AND $300 MILLION (DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------

                                        AVERAGE PREMIUM       AVERAGE PREMIUM      AVERAGE PREMIUM     IMPLIED           IMPLIED
                                        1 DAY PRIOR TO       1 WEEK PRIOR TO      4 WEEKS PRIOR TO      EQUITY        EQUITY VALUE
                                     ANNOUNCEMENT DATE [1]   ANNOUNCEMENT DATE    ANNOUNCEMENT DATE      VALUE        PER SHARE [2]
                                     ---------------------   -----------------    -----------------    --------       -------------

Goldcap Stock Price 1 Day
Prior to Announcement Date:   $10.63         26.4%                                                     $135,829          $13.43


Goldcap Stock Price 1 Week
Prior to Announcement Date:   $11.00                               32.7%                                147,634           14.60


Goldcap Stock Price 4 Weeks
Prior to Announcement Date:   $10.31                                                    39.6%           145,553           14.39


                                                                                    ------------------------------------------------
                                                                                    AVERAGE            $143,005          $14.14

                                                                                    MEDIAN             $145,553          $14.39
                                                                                    ------------------------------------------------


--------------------------------
[1] Assumes announcement on January 19, 1999. Stock price one day prior to announcement date as of close on January 13, 1999.
[2] Assumes 10,112,629 Goldcap shares outstanding.

The Robinson-Humphrey Company, LLC

                                PROJECT GOLDCAP
                  PROJECTED CASH FLOWS - CONSOLIDATED COMPANY
                             (Dollars in Thousands)


                                                 Dec.        Dec.        Dec.       Dec.         Dec.         Dec.     Terminal
Projections Used In Valuation:                   1998        1999  (1)   2000  (1)  2001   (1)   2002   (1)   2003 (2)  Value
------------------------------                   ----        ----        ----       ----         ----         ----      -----
Revenues:
       Benefits Company                       $ 148,231     153,750   $ 161,438   $ 171,124   $ 183,102   $ 195,920   $ 195,920
       DHMI                                      25,204      27,818      30,703      33,887      37,402      41,281      41,281
                                              ---------    --------   ---------   ---------   ---------   ---------   ---------
Total Revenues                                  173,435     181,568     192,141     205,011     220,504     237,201     237,201

Expenses:
       Dental Care Providers' Fees
         and Claim Costs                         79,413      81,488      85,562      90,696      97,044     103,837     103,837
       Commisions                                13,235      14,453      15,337      16,257      17,395      18,612      18,612
       Premium Taxes                                908         942         989       1,048       1,122       1,200       1,200
       General and Administrative                30,539      31,149      31,772      32,726      33,707      34,719      34,719
       DHMI Operating Expenses                   23,094      24,031      26,523      29,274      32,310      35,661      35,661
       Depreciation (2)                           1,951       1,814       2,155       2,581       2,676       2,787       2,787
       Goodwill Amortization                      2,530       2,568       2,568       2,568       2,568       2,568       2,568
                                              ---------    --------   ---------   ---------   ---------   ---------   ---------
Total Expenses                                  151,670     156,445     164,906     175,150     186,822     199,384     199,385
       Operating Expenses                          87.5%       86.2%       85.8%       85.4%       84.7%       84.1%       84.1%

Operating Income (EBIT)                          21,765      25,123      27,235      29,861      33,682      37,817      37,817
Inc. Taxes                                        9,285      10,632      11,520      12,631      14,247      16,000      16,000
                                              ---------    --------   ---------   ---------   ---------   ---------   ---------
After Tax Operating Income                    $  12,480   $  14,491   $  15,715   $  17,230   $  19,435   $  21,817   $  21,817
       Operating Margin                             8.4%        9.4%        9.7%       10.1%       10.6%       11.1%       11.1%

CASH SOURCES
       After Tax Operating Income             $  12,480   $  14,491   $  15,715   $  17,230   $  19,435   $  21,817   $  21,817
       Depreciation and Amortization              4,481       4,382       4,723       5,149       5,244       5,355       5,355
       Other Cash Sources                          (240)        287         399         502         622         665         665
                                              ---------    --------   ---------   ---------   ---------   ---------   ---------
TOTAL SOURCES                                 $  16,721   $  19,160   $  20,837   $  22,881   $  25,301   $  27,837   $  27,837
                                              =========   =========   =========   =========   =========   =========   =========
CASH USES
Capital Expenditures                          $   2,000   $   2,500   $   3,000   $   3,000   $   3,000   $   3,000   $   3,000

       Increase in Current Assets
         Except Cash                               (360)        350         674         921       1,367       1,474       1,474
       Increase in Current Liabilities
         Except Debt                               (599)        918       1,293       1,634       2,044       2,191       2,191

Increase/(Decrease) in Net Working Capital          239        (568)       (619)       (713)       (677)       (717)       (717)
Other Cash Uses                                    (263)        302         454         585         766         822         822
                                              ---------    --------   ---------   ---------   ---------   ---------   ---------
TOTAL USES                                    $   1,976   $   2,234   $   2,835   $   2,872   $   3,089   $   3,105   $   3,105
                                              =========   =========   =========   =========   =========   =========   =========
-------------------------------------------------------------------------------------------------------------------------------
FREE CASH FLOW                                            $  16,926   $  18,002   $  20,009   $  22,212   $  24,732   $  24,732
-------------------------------------------------------------------------------------------------------------------------------

                                              ---------------------------------------------------------------------------------
                                                       Discount Rate (WACC)        Present Value of Cash Flows
                                              ---------------------------------------------------------------------------------
                                                              11.00%                        $73,798
                                                              12.00%                        $71,854
                                                              13.00%                        $69,990
                                                              14.00%                        $68,200
                                                              15.00%                        $66,482
                                                              16.00%                        $64,831
                                              ---------------------------------------------------------------------------------

(1) Projections provided by the Company as of October 13, 1998.
(2) Depreciation excludes transaction cost amortization.

The Robinson-Humphrey Company, LLC

                                 PROJECT GOLDCAP
          EBIT MULTIPLE METHODOLOGY FOR DISCOUNTED CASH FLOW ANALYSIS
                             (DOLLARS IN THOUSANDS)


                                    SUMMARY:

WACC :                                                         13.00%
Multiple:                                                        8.00
EBIT Terminal Value:                                         $ 37,817

Present Value of Cash Flows:                                 $ 69,990
Present Value of Terminal Value:                             $164,204
                                                             --------
Total Value:                                                 $234,194
                                                             ========

Plus: Cash  (1)                                              $  9,980
Less: Debt  (1)                                              $ 78,857
                                                             --------

Equity Value                                                 $165,317
                                                             ========
Equity Value per share                                       $  16.35


(1) As of September 30, 1998. Includes present value of remaining DentLease funding obligation and preferred stock purchase obligation.



Weighted Average Cost of Capital (WACC)               11.00%       12.00%        13.00%        14.00%        15.00%       16.00%
-----------------------------------------------------------------------------------------------------------------------------------

Present Value of Cash Flows:                        $ 73,798      $ 71,854      $ 69,990      $ 68,200      $ 66,482     $ 64,831

-----------------------------------------------------------------------------------------------------------------------------------


Present Value of Terminal Value:
                                             6.0x   $134,655      $128,750      $123,153      $117,846      $112,810      $108,031
                                             7.0    $157,098      $150,209      $143,679      $137,487      $131,612      $126,036
Multiple                                     8.0    $179,540      $171,667      $164,204      $157,128      $150,414      $144,041
                                             9.0    $201,983      $193,125      $184,730      $176,769      $169,216      $162,046
                                            10.0    $224,425      $214,584      $205,256      $196,410      $188,017      $180,052
                                            11.0    $246,868      $236,042      $225,781      $216,051      $206,819      $198,057
                                            12.0    $269,311      $257,501      $246,307      $235,692      $225,621      $216,062
-----------------------------------------------------------------------------------------------------------------------------------

Total Value:
                                             6.0x   $208,453      $200,605      $193,143      $186,046      $179,292      $172,862
                                             7.0    $230,896      $222,063      $213,669      $205,687      $198,094      $190,867
Multiple                                     8.0    $253,338      $243,521      $234,194      $225,328      $216,896      $208,872
                                             9.0    $275,781      $264,980      $254,720      $244,969      $235,697      $226,877
                                            10.0    $298,223      $286,438      $275,245      $264,610      $254,499      $244,882
                                            11.0    $320,666      $307,897      $295,771      $284,251      $273,301      $262,887
                                            12.0    $343,108      $329,355      $316,296      $303,892      $292,102      $280,893
-----------------------------------------------------------------------------------------------------------------------------------

Equity Value:
                                             6.0x   $139,576      $131,728      $124,266      $117,169      $110,415      $103,985
                                             7.0    $162,019      $153,186      $144,792      $136,810      $129,217      $121,990
Multiple                                     8.0    $184,461      $174,644      $165,317      $156,451      $148,019      $139,995
                                             9.0    $206,904      $196,103      $185,843      $176,092      $166,820      $158,000
                                            10.0    $229,346      $217,561      $206,368      $195,733      $185,622      $176,005
                                            11.0    $251,789      $239,020      $226,894      $215,374      $204,424      $194,010
                                            12.0    $274,231      $260,478      $247,419      $235,015      $223,225      $212,016
-----------------------------------------------------------------------------------------------------------------------------------

Equity Value:
                                             6.0x   $  13.80      $  13.03      $  12.29      $  11.59      $  10.92      $  10.28
                                             7.0    $  16.02      $  15.15      $  14.32      $  13.53      $  12.78      $  12.06
Multiple                                     8.0    $  18.24      $  17.27      $  16.35      $  15.47      $  14.64      $  13.84
                                             9.0    $  20.46      $  19.39      $  18.38      $  17.41      $  16.50      $  15.62
                                            10.0    $  22.68      $  21.51      $  20.41      $  19.36      $  18.36      $  19.18
                                            11.0    $  24.90      $  23.64      $  22.44      $  21.30      $  20.21      $  19.18
                                            12.0    $  27.12      $  25.76      $  24.47      $  23.24      $  22.07      $  20.97
-----------------------------------------------------------------------------------------------------------------------------------

Implied Total Value / Calendar 1998 EBIT Multiple:
                                             6.0x        8.3x          8.0x          7.7x          7.4x          7.1x          6.9x
                                             7.0         9.2           8.8           8.5           8.2           7.9           7.6
Multiple                                     8.0        10.1           9.7           9.3           9.0           8.6           8.3
                                             9.0        11.1          10.5          10.1           9.8           9.4           9.0
                                            10.0        11.9          11.4          11.0          10.5          10.1           9.7
                                            11.0        12.8          12.3          11.8          11.3          10.9          10.5
                                            12.0        13.7          13.1          12.6          12.1          11.6          11.2
-----------------------------------------------------------------------------------------------------------------------------------

The Robinson-Humphrey Company, LLC

                                PROJECT GOLDCAP
                          EBITDA MULTIPLE METHODOLOGY
                             (DOLLARS IN THOUSANDS)

                       SUMMARY:

WACC:                               13.00%
Multiple:                             6.5
EBITDA Terminal Value:            $43,172


Present Value of Cash Flows:      $ 69,990
Present Value of Terminal Value:  $152,308
                                  --------
Total Value:                      $222,299
                                  ========

Plus: Cash (1)                    $  9,980
Less: Debt (1)                    $ 78,857
                                  --------


Equity Value:                     $153,421
Equity Value per Share            $  15.17
                                  ========


(1) As of September 30, 1998. Includes present value of remaining DentLease funding stock obligation and preferred stock purchase obligation.

 ---------------------------------------------------------------------------------------------------------------------------
 Weighted Average Cost of Capital (WACC)    11.00%            12.00%     13.00%       14.00%      15.00%           16.00%
 ---------------------------------------------------------------------------------------------------------------------------

 Present Value of Cash Flows:              $73,798          $71,854     $69,990     $68,200     $66,482          $64,831

 ---------------------------------------------------------------------------------------------------------------------------

 Present Value of Terminal Value:
                             5.0 x        $128,102         $122,485    $117,160    $112,111    $107,321         $102,774
                             5.5          $140,913         $134,733    $128,876    $123,322    $118,053         $113,051
                             6.0          $153,723         $146,982    $140,592    $134,533    $128,785         $123,329
 Multiple                    6.5          $166,533         $159,230    $152,308    $145,744    $139,517         $133,606
                             7.0          $179,343         $171,479    $164,024    $156,955    $150,249         $143,883
                             7.5          $192,154         $183,727    $175,740    $168,166    $160,981         $154,161
                             8.0          $204,964         $195,976    $187,456    $179,377    $171,713         $164,438
                             8.5          $217,774         $208,224    $199,172    $190,589    $182,445         $174,715
                             9.0          $230,584         $220,473    $210,888    $201,800    $193,177         $184,993
 --------------------------------------------------------------------------------------------------------------------------


 Total Value:
                             5.0 x        $201,900         $194,339    $187,150    $180,311    $173,802         $167,604
                             5.5          $214,710         $206,588    $198,866    $191,522    $184,435         $177,882
                             6.0          $227,521         $218,836    $210,582    $202,733    $195,266         $188,159
                             6.5          $240,331         $231,085    $222,298    $213,944    $205,998         $198,436
 Multiple                    7.0          $253,141         $243,333    $234,014    $225,155    $216,730         $208,714
                             7.5          $265,951         $255,581    $245,730    $236,367    $227,463         $218,991
                             8.0          $278,762         $267,830    $257,446    $247,578    $238,195         $229,269
                             8.5          $291,572         $280,078    $269,162    $258,789    $248,927         $239,546
                             9.0          $304,382         $292,327    $280,878    $270,000    $259,659         $249,823
 --------------------------------------------------------------------------------------------------------------------------

 Equity Value:
                             5.0 x        $133,023         $125,462    $118,273    $111,434    $104,925          $98,727
                             5.5          $145,833         $137,711    $129,989    $122,645    $115,657         $109,005
                             6.0          $158,644         $149,959    $141,705    $133,856    $126,389         $119,282
                             6.5          $171,454         $162,208    $153,421    $145,067    $137,121         $129,559
 Multiple                    7.0          $184,264         $174,456    $165,137    $156,278    $147,853         $139,837
                             7.5          $197,074         $186,704    $176,853    $167,490    $158,586         $150,114
                             8.0          $209,885         $198,953    $188,569    $178,701    $169,318         $160,392
                             8.5          $222,695         $211,201    $200,285    $189,912    $180,050         $170,669
                             9.0          $235,505         $223,450    $212,001    $201,123    $190,782         $180,946
 --------------------------------------------------------------------------------------------------------------------------

 Equity Value:
                             5.0 x          $13.15           $12.41      $11.70      $11.02      $10.38            $9.76
                             5.5            $14.42           $13.62      $12.85      $12.13      $11.44           $10.78
                             6.0            $15.69           $14.83      $14.01      $13.24      $12.50           $11.80
                             6.5            $16.95           $16.04      $15.17      $14.35      $13.56           $12.81
 Multiple                    7.0            $18.22           $17.25      $16.33      $15.45      $14.62           $13.83
                             7.5            $19.49           $18.46      $17.49      $16.56      $15.68           $14.84
                             8.0            $20.75           $19.67      $18.65      $17.67      $16.74           $15.86
                             8.5            $22.02           $20.88      $19.81      $18.78      $17.80           $16.88
                             9.0            $23.29           $22.10      $20.96      $19.89      $18.87           $17.89
 --------------------------------------------------------------------------------------------------------------------------

 Implied Total Value / Calendar 1998 EBITDA Multiple:
                             5.0 x             6.8 x            6.6 x       6.3 X       6.1 x       5.9 x            5.7 x
                             5.5               7.3              7.0         6.7         6.5         6.3              6.0
                             6.0               7.7              7.4         7.1         6.9         6.6              6.4
                             6.5               8.1              7.8         7.5         7.3         7.0              6.7
 Multiple                    7.0               8.6              8.2         7.9         7.6         7.3              7.1
                             7.5               9.0              8.7         8.3         8.0         7.7              7.4
                             8.0               9.4              9.1         8.7         8.4         8.1              7.8
                             8.5               9.9              9.5         9.1         8.8         8.4              8.1
                             9.0              10.3              9.9         9.5         9.2         8.8              8.5
 =========================================================================================================================

The Robinson-Humphrey Company, LLC

                                PROJECT GOLDCAP
                           BALANCE SHEET ASSUMPTIONS
                             (DOLLARS IN THOUSANDS)



----------------------------------------------------------------------------------------------------------------------------------
                                                                DEC.       DEC.    DEC.       DEC.      DEC.      DEC.      DEC.
BALANCE SHEET DATA [1]                                          1997       1998    1999       2000      2001      2002      2003
                                                                ----       ----    ----       ----      ----      ----      ----
Current Assets Less Cash and Equivalents
        Premiums Receivable                                   $ 6,192  $  6,334  $ 6,430    $  6,678  $  7,035  $  7,619  $  8,253
        Patient Accounts Receivable                             1,668     1,631    1,691       1,776     1,882     2,014     2,155
        Income Taxes Receivable                                   175       222      231         242       257       275       294
        Deferred Income Taxes                                   5,027     4,966    5,151       5,408     5,733     6,134     6,563
        Other Current Assets                                    2,921     2,470    2,470       2,543     2,661     2,893     3,144
                                                              -------   -------  -------     -------   -------   -------   -------
                                                               15,983    15,623   15,973      16,647    17,568    18,935    20,409

Current Liabilities Less Current Debt
        Unearned Revenue                                      $ 9,538  $  8,894  $ 9,225    $  9,686  $ 10,267  $ 10,986  $ 11,755
        Accounts Payable                                       12,016    11,858   12,300      12,915    13,690    14,648    15,674
        Accrued Interest Payable                                  109        74       77          81        86        92        98
        Dental Claims Reserves                                  1,502     1,482    1,538       1,614     1,711     1,831     1,959
        Other Current Liabilities                               2,407     2,665    2,751       2,888     3,064     3,305     3,567
                                                              -------   -------  -------     -------   -------   -------   -------
                                                               25,572    24,973   25,891      27,184    28,818    30,862    33,053

Working Capital Less Cash and Equivalents                     $(9,589) $ (9,350) $(9,918)   $(10,537) $(11,250) $(11,927) $(12,644)
  and Current Debt

           -----------------------------------------------------------------------------------------------------------------------
           Change in Net Working Capital                               $    239  $  (568)   $   (619) $   (713) $   (677) $   (717)
           -----------------------------------------------------------------------------------------------------------------------

Restricted Funds                                              $ 2,321  $  2,223  $ 2,306    $  2,422  $  2,567  $  2,747  $  2,939
Reinsurance Receivable                                          5,417     5,559    5,766       6,054     6,417     6,866     7,347
Other Assets                                                    1,792     1,475    1,487       1,537     1,614     1,751     1,900
Aggregate Reserves for Life Policies                            5,331     5,188    5,381       5,650     5,989     6,409     6,857
Deferred Tax Liability                                          1,887     1,838    1,907       2,002     2,122     2,270     2,429
Other Liabilities                                                 715       667      692         727       770       824       892

Assumptions (Percentage of Revenues):
Current Assets Less Cash and Equivalents
        Premiums Receivable                                      3.90%     3.65%    3.54%       3.48%     3.43%     3.46%     3.46%
        Patient Accounts Receivable - % of Benefits Revenues     1 10%     1.10%    1.10%       1.10%     1.10%     1.10%     1.10%
        Income Taxes Receivable - % of Benefits Revenues         0.12%     0.15%    0.15%       0.15%     0.15%     0.15%     0.15%
        Deferred Income Taxes - % of Benefits Revenues           3.32%     3.35%    3.35%       3.35%     3.35%     3.35%     3.35%
        Other Current Assets                                     1.84%     1.42%    1.36%       1.32%     1.30%     1.31%     1.31%

Current Liabilities Less Current Debt
        Unearned Revenue - % of Benefits Revenues                6.29%     6.00%    6.00%       6.00%     6.00%     6.00%     6.00%
        Accounts Payable - % of Benefits Revenues                7.93%     8.00%    8.00%       8.00%     8.00%     8.00%     8.00%
        Accrued Interest Payable - % of Benefits Revenues        0.07%     0.05%    0.05%       0.05%     0.05%     0.05%     0.05%
        Dental Claims Reserves - % of Benefits Revenues          0.99%     1.00%    1.00%       1.00%     1.00%     1.00%     1.00%
        Other Current Liabilities                                1.52%     1.54%    1.52%       1.50%     1.49%     1.50%     1.50%

Restricted Funds - % of Benefits Revenues                        1.53%     1.50%    1.50%       1.50%     1.50%     1.50%     1.50%
Reinsurance Receivable - % of Benefits Revenues                  3.57%     3.75%    3.75%       3.75%     3.75%     3.75%     3.75%
Other Assets                                                     1.12%     0.85%    0.82%       0.80%     0.79%     0.79%     0.79%
Aggregate Reserves for Life Policies - % of Benefits Revenues    3.52%     3.50%    3.50%       3.50%     3.50%     3.50%     3.50%
Deferred Tax Liability - % of Benefits Revenues                  1.24%     1.24%    1.24%       1.24%     1.24%     1.24%     1.24%
Other Liabilities - % of Benefits Revenues                        047%     0.45%    0.45%       0.45%     0.45%     0.45%     0.45%

(1) Projections provided by the Company as of October 13, 1998

The Robinson-Humphrey Company

                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
     ASSUMING $152.388 MILLION ($15.00 PER SHARE) PURCHASE PRICE FOR 100.0%
                         OF THE EQUITY BENEFITS COMPANY




                               TABLE OF CONTENTS
-------------------------------------------------------------------------------------------------

       EXHIBIT                                                                             PAGE
-------------------------                                                                --------
Sources and Uses of Funds                                                                    1

Forecasting Assumptions                                                                      2

Income Statement                                                                             3

Cash Flow Statement                                                                          4

Balance Sheet                                                                                5

Balance Sheet - Adjustments                                                                  6

Coverage Ratios and Financial Analysis                                                       7

Return Analysis at 7.00x EBITDA                                                              8

Return Analysis at 8.00x EBITDA                                                              9

Return Analysis at 9.00x EBITDA                                                             10

Return Analysis Including Dental Practice Management at 7.00x EBITDA                        11

Return Analysis Including Dental Practice Management at 8.00x EBITDA                        12

Return Analysis Including Dental Practice Management at 9.00x EBITDA                        13

The Robinson-Humphrey Company

                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
          ASSUMING $152.388 MILLION ($15.00 PER SHARE) PURCHASE PRICE
                            FOR 100.0% OF THE EQUITY
                             (DOLLARS IN THOUSANDS)

                             SOURCES & USES OF FUNDS


SOURCES OF ACQUISITION FUNDS:                                       APPLICATIONS OF ACQUISITION FUNDS:
-----------------------------                                       ----------------------------------
  Cash From Balance Sheet                        $0.0   0.0%        Cash to Purchase 100.0%
  Revolving Facility                          2,310.0   1.1%             of Equity                           $ 152,388.0
  Senior Term Loan                           25,000.0  11.5%       Paydown of Existing Debt                     53,475.0
  Notes                                     100,000.0  45.9%       Cash Fees and Expenses                       12,000.0
                                                                                                             -----------
  Redeemable Preferred Stock                 85,624.7  39.3%
  Common Stock                                4,506.6   2.1%
  Management Investment                         421.7   0.2%
                                            ---------


TOTAL SOURCES                              $ 217,863.0              TOTAL APPLICATIONS                       $217,863.0
                                           ===========                                                       ==========

-------------------------------------------------------------------------------------------------------------------------



                                                                    Projected Years Ending December 31,
                                           ------------------------------------------------------------------------------
                                             1999                2000              2001             2002         2003
-------------------------------------------------------------------------------------------------------------------------

INCOME STATEMENT ITEMS:

Net Sales                                  $153,750.0          $161,438.0      $171,124.0       $183,102.0     $195,920.0

EBIT                                         19,847.5            21,586.0        23,801.0         27,167.0       30,801.0
 % of Net Sales                                12.91%              13.37%          13.91%           14.84%         15.72%

Pretax Income                                 7,760.9            10,055.9        13,773.0         18,218.4       23,155.5
 % of Net Sales                                  5.0%                6.2%            8.0%             9.9%          11.8%
                                          --------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
NET INCOME                                 $ (4,741.6)         $ (4,243.8)     $ (2,992.6)      $ (1,405.9)    $    367.3
 % OF NET SALES                                (3.08%)             (2.63%)         (1.75%)          -0.77%          0.19%
--------------------------------------------------------------------------------------------------------------------------


CASH FLOW ITEMS:

Cash Flow From Operations                  $  1,350.2          $  2,257.5      $  4,046.3       $  5,716.1     $  7,603.6

Cash Flow From Investing                     (1,890.1)           (2,346.2)       (2,193.3)        (2,313.5)      (2,304.2)

Cash Flow From Financing                      6,062.5             5,668.7         5,360.6          5,146.7        5,036.3
                                           -------------------------------------------------------------------------------

Cash Flow (Deficit) Available to Decrease
  Increase)
  Revolver or Increase Cash                $5,522.6            $  5,580.0      $ 7,213.6        $ 8,549.2      $10,335.8
                                           ===============================================================================

                                Pro Forma
                                   1998
                                ---------
BALANCE SHEET ITEMS:

Cash and Equivalents            $13,000.0     $16,212.6           $21,792.6       $29,006.2        $37,555.4      $47,891.2

Revolving Facility                2,310.0           0.0                 0.0             0.0              0.0            0.0
Senior Term Loan                 25,000.0      22,500.0            18,750.0        13,750.0          7,500.0            0.0
Notes                           100,000.0     100,000.0           100,000.0       100,000.0        100,000.0      100,000.0
Preferred Stock                  85,624.7      94,187.2           103,605.9       113,966.5        125,363.2      137,899.5
                             ----------------------------------------------------------------------------------------------
  Total Debt and                212,934.7     216,687.2           222,355.9       227,716.5        232,863.2      237,899.5
    Preferred Stock

Total Stockholders' Equity     (121,839.7)   (126,581.4)         (130,825.2)     (133,817.8)      (135,223.6)    (134,856.3)
                             ----------------------------------------------------------------------------------------------
Total Invested Capital          $91,095.0     $90,105.9           $91,530.7       $93,898.7        $97,639.5     $103,043.2
                             ==============================================================================================

The Robinson-Humphrey Company                                            Page 2

                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)
FORECASTING ASSUMPTIONS

                                                                                         Projected Years Ending December 31,
                                                                      Proj.    -----------------------------------------------------
INCOME STATEMENT                                                      1998        1999       2000      2001       2002       2003
------------------------------------------------------------------------------------------------------------------------------------

Revenue Growth
     Subscriber  Premiums                                                3.37%      3.72%      5.00%     8.00%      6.00%      6.00%
     Dental Health Management                                              NM         NM         NM        NM         NM         NM
     Other Revenue                                                    -100.00%        NM         NM        NM         NM         NM
                                                                     ---------------------------------------------------------------
        Total Revenue Growth                                            -6.61%      3.72%      5.00%     6.00%      7.00%      7.00%

Provider Fees and Claim Costs as a % of Subscriber Premiums             53.57%     53.00%     53.00%    53.00%     53.00%     53.00%
Commissions as a % of Subscriber Premiums                                8.93%      9.40%      9.50%     9.50%      9.50%      9.50%
Premium Taxes as a % of Subscriber Premiums                              0.61%      0.61%      0.61%     0.61%      0.61%      0.61%
Benefits Co. G&A Expense as a % of Subscriber Premiums                  20.60%     20.26%     19.68%    19.12%     18.41%     17.72%
DHMI G&A Expense as a % of DHMI Revenues                                   NA       0.00%      0.00%     0.00%      0.00%      0.00%

        EBITDA Margin                                                   16.28%     16.73%     17.21%    17.76%     18.48%     19.17%

Depreciation                                                        $ 1,747.0   $1,622.0   $1,943.0  $2,347.0   $2,418.0   $2,502.0
Depreciation as a % of Net Sales                                         1.18%      1.05%      1.20%     1.37%      1.32%      1.28%

Existing Amortization                                               $ 1,849.0   $1,849.0   $1,849.0  $1,849.0   $1,849.0   $1,849.0
Existing Amortization as a % of Net Sales                                1.25%      1.20%      1.15%     1.08%      1.01%      0.94%

        EBIT Margin                                                      13.9%      12.9%      13.4%     13.9%      14.8%      15.7%

Interest Expense:
  Revolving Facility                                                       NM       7.75%      7.75%     7.75%      7.75%      7.75%
  Senior Term Loan                                                         NM       7.75%      7.75%     7.75%      7.75%      7.75%
  Notes                                                                    NM      11.00%     11.00%    11.00%     11.00%     11.00%

Interest Income as % of Average Cash Balance                               NM       5.00%      5.00%     5.00%      5.00%      5.00%
Other Non-Operating Exp (Inc) as a % of Net Sales                        0.00%      0.00%      0.00%     0.00%      0.00%      0.00%

Income Taxes as a % of Pretax                                           39.45%     41.00%     41.00%    41.00%     41.00%     41.00%

Total Capital Expenditures                                          $ 1,500.0   $2,000.0   $2,500.0  $2,500.0   $2,500.0   $2,500.0
  % Net Sales                                                            1.01%      1.30%      1.55%     1.46%      1.37%      1.28%

Acquisition Expenditures (At Beginning of Year)                     $13,832.0   $    0.0   $    0.0  $    0.0   $    0.0   $    0.0
     Less Fair Value of Assets Acquired                                   0.0        0.0        0.0       0.0        0.0        0.0
     Plus Liabilities Assumed                                             0.0        0.0        0.0       0.0        0.0        0.0
                                                                    ----------------------------------------------------------------
Additional Goodwill                                                 $13,832.0   $    0.0   $    0.0  $    0.0   $    0.0   $    0.0


                                                                                         Projected Years Ending December 31,
                                                                     Actual      ---------------------------------------------------
BALANCE SHEET                                                         1998        1999       2000      2001       2002       2003
------------------------------------------------------------------------------------------------------------------------------------

Premiums Receivable as a % of Revenues                                   3.73%      3.73%      3.73%     3.73%      3.73%      3.73%
        Days in Receivables                                              13.6       13.6       13.6      13.6       13.6       13.6

Other Current Assets as a % of Revenues                                  1.50%      1.50%      1.50%     1.50%      1.50%      1.50%

Restricted Funds as a % of Subscriber Premiums                           1.50%      1.50%      1.50%     1.50%      1.50%      1.50%

Other Assets as a % of Subscriber Premiums                               4.50%      4.50%      4.50%     4.50%      4.50%      4.50%

Transaction Costs, Net                                              $12,000.0   $9,600.0   $7,200.0  $4,800.0   $2,400.0       $0.0
Goodwill, Net                                                             0.0        0.0        0.0       0.0        0.0        0.0

Accts Payable as a % of Revenues                                         8.00%      8.00%      8.00%     8.00%      8.00%      8.00%
        Days in Payables                                                 29.2       29.2       29.2      29.2       29.2       29.2

Unearned Revenue as a % of Net Sales                                     6.00%      6.00%      6.00%     6.00%      6.00%      6.00%
Accrued Interest Payable as a % of Net Sales                             0.05%      0.05%      0.05%     0.05%      0.05%      0.05%
Dental Claims Reserves as a % of Net Sales                               1.00%      1.00%      1.00%     1.00%      1.00%      1.00%
Other Current Liabilities as % Net Sales                                 0.50%      0.50%      0.50%     0.50%      0.50%      0.50%

------------------------------------------------------------------------------------------------------------------------------------
DEBT AS A PERCENTAGE OF ORIGINAL BALANCE:
  REVOLVING FACILITY                                                   100.00%      0.00%      0.00%     0.00%      0.00%      0.00%
  SENIOR TERM LOAN                                                     100.00%     90.00%     75.00%    55.00%     30.00%      0.00%
  NOTES                                                                100.00%    100.00%    100.00%   100.00%    100.00%    100.00%
  REDEEMABLE PREFERRED STOCK                                           100.00%    110.00%    121.00%   133.10%    146.41%    161.05%
------------------------------------------------------------------------------------------------------------------------------------

The Robinson-Humphrey Company                                            Page 3

                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

                                                                                  Projected Years Ending December 31,
                                              Actual       Proj.    ---------------------------------------------------------------
INCOME STATEMENT                               1997        1998        1999        2000         2001          2002         2003
-----------------------------------------------------------------------------------------------------------------------------------

Net Sales
     Subscriber  Premiums                   $143,396.0  $148,231.0  $153,750.0   $161,438.0   $171,124.0   $183,102.0   $195,920.0
     Dental Health Management                  7,113.0         0.0         0.0          0.0          0.0          0.0          0.0
     Other Revenue                             8,217.0         0.0         0.0          0.0          0.0          0.0          0.0
                                            --------------------------------------------------------------------------------------
        TOTAL NET SALES                      158,726.0   148,231.0   153,750.0    161,438.0    171,124.0    183,102.0    195,920.0

Expenses
     Provider Fees and Claim Costs            79,690.0    79,413.0    81,487.5     85,562.0     90,696.0     97,044.0    103,837.0
     Commissions                              13,272.0    13,235.0    14,453.0     15,337.0     16,257.0     17,395.0     18,612.0
     Premium Taxes                             1,047.0       908.0       942.0        989.0      1,048.0      1,122.0      1,200.0
     Benefits Co. G&A Expense                 36,918.0    30,539.0    31,149.0     31,772.0     32,726.0     33,707.0     34,719.0
     DHMI G&A Expense                              0.0         0.0         0.0          0.0          0.0          0.0          0.0
                                            --------------------------------------------------------------------------------------
        Total Expenses                       130,927.0   124,095.0   128,031.5    133,660.0    140,727.0    149,268.0    158,368.0

        EBITDA                                27,799.0    24,136.0    25,718.5     27,778.0     30,397.0     33,834.0     37,552.0

Depreciation                                   5,735.0     1,747.0     1,622.0      1,943.0      2,347.0      2,418.0      2,502.0
Existing Amortization                              0.0     1,849.0     1,849.0      1,849.0      1,849.0      1,849.0      1,849.0
Acquisition-Related Amortization (30 Years)        0.0         0.0         0.0          0.0          0.0          0.0          0.0
Goodwill Amortization (40 Years)                   0.0         0.0         0.0          0.0          0.0          0.0          0.0
Amortization of Transaction Costs (5 Years)        0.0         0.0     2,400.0      2,400.0      2,400.0      2,400.0      2,400.0
                                            --------------------------------------------------------------------------------------

        EBIT                                  22,064.0    20,540.0    19,847.5     21,586.0     23,801.0     27,167.0     30,801.0

Interest Expense:
  Revolving Facility                               0.0         0.0        89.5          0.0          0.0          0.0          0.0
  Senior Term Loan                                 0.0         0.0     1,840.6      1,598.4      1,259.4        823.4        290.6
  Notes                                            0.0         0.0    11,000.0     11,000.0     11,000.0     11,000.0     11,000.0
  Other Interest Expense/(Income)              2,514.0         0.0      (843.5)    (1,068.3)    (2,231.4)    (2,874.9)    (3,645.1)
                                            --------------------------------------------------------------------------------------
    Net Cash Interest Expense                  2,514.0         0.0    12,086.6     11,530.1     10,028.0      8,948.6      7,645.5

Other Non-Operating Expense (Inc.)                 2.0         0.0         0.0          0.0          0.0          0.0          0.0
                                            --------------------------------------------------------------------------------------

        INCOME BEFORE INCOME TAXES            19,548.0    20,540.0     7,760.9     10,055.9     13,773.0     18,218.4     23,155.5

Income Taxes                                   8,466.0     8,832.0     3,940.1      4,881.0      6,405.0      8,227.7     10,251.8
Extraordinary Loss                                 0.0         0.0         0.0          0.0          0.0          0.0          0.0
Preferred Dividend - 10% PIK                       0.0         0.0     8,562.5      9,418.7     10,360.6     11,396.7     12,536.3
                                            --------------------------------------------------------------------------------------

NET INCOME AVAIL. TO COMMON                 $ 11,082.0  $ 11,708.0  $ (4,741.6)  $ (4,243.8)  $ (2,992.6)  $ (1,405.9)  $    367.3
==================================================================================================================================

INCOME RATIOS & ANALYSIS:
EBITDA as a % of Net Sales                      17.51%      16.28%      16.73%       17.21%       17.76%       18.48%       19.17%
EBIT as a % of Net Sales                        13.90%      13.86%      12.91%       13.37%       13.91%       14.84%       15.72%
Pretax Profit as a % of Net Sales               12.32%      13.86%       5.05%        6.23%        8.05%        9.95%       11.82%
Net Income as a % of Net Sales                   6.98%       7.90%      (3.08%)      (2.63%)      (1.75%)      (0.77%)       0.19%

The Robinson-Humphrey Company                                             Page 4

                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

                                                                                  Projected Years Ending December 31,
                                                                     ----------------------------------------------------------
CASH FLOW STATEMENT                                                      1999        2000        2001         2002        2003
-------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATIONS
Net Income Available to Common                                       $(4,741.6)  $(4,243.8)  $(2,992.6)   $(1,405.9)  $   367.3
Adjustments to Reconcile Net Income to Net Cash Provided
by (Used for) Operating Activities:
    Depreciation and Existing Amortization                             3,471.0     3,792.0     4,196.0      4,267.0     4,351.0
    Acquisition-Related Amortization (30 Year Amortization)                0.0         0.0         0.0          0.0         0.0
    Transaction Costs (5 Year Amortization)                            2,400.0     2,400.0     2,400.0      2,400.0     2,400.0
    Goodwill (40 Year Amortization)                                        0.0         0.0         0.0          0.0         0.0
                                                                     ----------------------------------------------------------
RECONCILIATION SUB TOTAL                                               5,871.0     6,192.0     6,596.0      6,667.0     6,751.0

         Change in Current Assets Except Cash                           (482.6)     (670.1)     (846.5)    (1,045.4)   (1,118.3)
         Change in Current Liabilities Except Debt                       858.2     1,195.5     1,506.2      1,862.6     1,993.2
                                                                     ----------------------------------------------------------

NET SOURCE (USE) OF CASH PROVIDED BY WORKING CAPITAL                     375.6       525.4       659.6        817.2       874.9
                                                                     ----------------------------------------------------------

         Change in Deferred Tax Asset                                      0.0         0.0         0.0          0.0         0.0
         Change in Other Assets                                         (248.0)     (346.0)     (435.0)      (539.0)     (577.0)
         Change in Other Liabilities                                      93.3       129.9       218.3        176.8       187.4
                                                                     ----------------------------------------------------------

NET CASH PROVIDED BY (USED FOR) OPERATIONS                             1,350.2     2,257.5     4,046.3      5,716.1     7,603.6
                                                                     ==========================================================


CASH FLOWS FROM INVESTING ACTIVITIES
    Acquisition of Property and Equipment                             (2,000.0)   (2,500.0)   (2,500.0)    (2,500.0)   (2,500.0)
    Acquisition of Businesses, Net of Cash Acquired                        0.0         0.0         0.0          0.0         0.0
    Change in Restricted Funds                                           (83.3)     (115.3)     (145.3)      (179.7)     (192.3)
    Change in Aggregate Reserves for Life Policies and Contracts         193.2       269.1       452.0        366.1       388.1
                                                                     ----------------------------------------------------------

NET CASH PROVIDED BY (USED FOR) INVESTMENTS                           (1,890.1)   (2,346.2)   (2,193.3)    (2,313.5)   (2,304.2)
                                                                     ==========================================================


CASH FLOWS FROM FINANCING ACTIVITIES:
    Net Borrowings (Repayments) Under Senior Debt                     (2,500.0)   (3,750.0)   (5,000.0)    (6,250.0)   (7,500.0)
    Net Borrowings (Repayments) Under Notes                                0.0         0.0         0.0          0.0         0.0
    Paydown of Assumed Liabilities                                         0.0         0.0         0.0          0.0         0.0
    Payments of Dividends on Preferred Stock                           8,562.5     9,418.7    10,360.6     11,396.7    12,536.3
                                                                     ----------------------------------------------------------

NET CASH PROVIDED BY (USED FOR) FINANCING                            $ 6,062.5   $ 5,668.7   $ 5,360.6    $ 5,146.7   $ 5,036.3
                                                                     ==========================================================


AFFECT ON SENIOR REVOLVING FACILITY:
Cash From Balance Sheet (previous year)                              $13,000.0   $16,212.6   $21,792.6    $29,006.2   $37,555.4
Minimum Cash Balance                                                  14,812.5    15,453.2    16,260.3     17,258.5    18,326.7
                                                                     ----------------------------------------------------------
Cash Available (Required) From Balance Sheet                          (1,812.5)      759.5     5,532.3     11,747.7    19,228.8

Cash Flow (Deficit) Available to (Increase) Decrease Revolver          5,522.6     5,580.0     7,213.6      8,549.2    10,335.8
Total Cash Available (Required)                                        3,710.1     6,339.4    12,745.9     20,296.9    29,564.5

Beginning Balance of Senior Revolving Facility                         2,310.0         0.0         0.0          0.0         0.0
Cash Used to Decrease (Increase) Senior Revolving Facility             2,310.0         0.0         0.0          0.0         0.0
                                                                     ----------------------------------------------------------

Ending Balance of Senior Revolving Facility                          $     0.0   $     0.0   $     0.0    $     0.0   $     0.0
                                                                     ==========================================================

The Robinson-Humphrey Company                                             Page 5

                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

                                                                               Projected Years Ending December 31,
                                                 Pro Forma   -----------------------------------------------------------------------
BALANCE SHEET                                       1998           1999          2000          2001          2002          2003
------------------------------------------------------------------------------------------------------------------------------------

Cash and Equivalents                              $ 13,000.0    $ 16,212.6    $ 21,792.6    $ 29,006.2    $ 37,555.4    $ 47,891.2
Receivable, Net                                      5,529.0       5,734.9       6,021.6       6,382.9       6,829.7       7,307.8
Income Tax Receivable                                  222.0         231.0         242.0         257.0         275.0         294.0
Deferred Tax Asset                                   4,966.0       5,151.0       5,408.0       5,733.0       6,134.0       6,563.0
Other Current Assets                                 2,223.0       2,305.8       2,421.1       2,566.3       2,746.0       2,938.2
                                                  --------------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                            25,940.0      29,635.2      35,885.3      43,945.5      53,540.1      64,994.2

Restricted Funds                                     2,223.0       2,306.3       2,421.6       2,566.9       2,746.5       2,938.8

Fixed Assets                                         4,247.0       6,247.0       8,747.0      11,247.0      13,747.0      16,247.0
Less: Accumulated Depreciation                       1,203.0       2,825.0       4,768.0       7,115.0       9,533.0      12,035.0
                                                  --------------------------------------------------------------------------------
                NET FIXED ASSETS                     3,044.0       3,422.0       3,979.0       4,132.0       4,214.0       4,212.0

Transaction Costs (5 Year Amortization)             12,000.0       9,600.0       7,200.0       4,800.0       2,400.0           0.0
New Goodwill (40 Year Amortization)                      0.0           0.0           0.0           0.0           0.0           0.0
Existing Goodwill (40 Year Amortization)            71,960.0      70,111.0      68,262.0      66,413.0      64,564.0      62,715.0
Acquisition Goodwill (30 Year Amortization)              0.0           0.0           0.0           0.0           0.0           0.0
Deferred Tax Asset                                       0.0           0.0           0.0           0.0           0.0           0.0
Other Assets                                         6,671.0       6,919.0       7,265.0       7,700.0       8,239.0       8,816.0
                                                  --------------------------------------------------------------------------------

TOTAL ASSETS                                      $121,838.0    $121,993.5    $125,012.9    $129,557.3    $135,703.6    $143,676.0
                                                  ================================================================================


Accounts Payable and Accrued Expenses             $ 11,858.0    $ 12,299.5    $ 12,914.5    $ 13,689.4    $ 14,647.6    $ 15,673.0
Unearned Revenue                                     8,894.0       9,225.1       9,686.4      10,267.6      10,986.3      11,755.4
Accrued Interest Payable                                74.0          76.8          80.6          85.4          91.4          97.8
Dental Claims Reserves                               1,482.0       1,537.2       1,614.0       1,710.9       1,830.6       1,958.8
Other Current Liabilities                              742.0         769.6         808.1         856.6         916.6         980.7
                                                  --------------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                       23,050.0      23,908.2      25,103.7      26,609.9      28,472.5      30,465.7

Aggregate Reserves for Life Policies
  and Contracts                                      5,188.0       5,381.2       5,650.2       6,102.3       6,468.4       6,856.5

Long-Term Debt:
  Revolving Facility                                 2,310.0           0.0           0.0           0.0           0.0           0.0
  Senior Term Loan                                  25,000.0      22,500.0      18,750.0      13,750.0       7,500.0           0.0
  Notes                                            100,000.0     100,000.0     100,000.0     100,000.0     100,000.0     100,000.0
  Redeemable Preferred Stock                        85,624.7      94,187.2     103,605.9     113,966.5     125,363.2     137,899.5
                                                  --------------------------------------------------------------------------------
Total Long-Term Debt and Preferred Stock           212,934.7     216,687.2     222,355.9     227,716.5     232,863.2     237,899.5

Other Long-Term Liabilities                          2,505.0       2,598.3       2,728.2       2,946.4       3,123.2       3,310.6

Stockholders' Equity:
  Common Stock and Paid In Capital                 (73,336.7)    (73,336.7)    (73,336.7)    (73,336.7)    (73,336.7)    (73,336.7)
  Retained Earnings                                (48,503.0)    (53,244.6)    (57,488.5)    (60,481.1)    (61,886.9)    (61,519.6)
                                                  --------------------------------------------------------------------------------
Total Stockholders' Equity                        (121,839.7)   (126,581.4)   (130,825.2)   (133,817.8)   (135,223.6)   (134,856.3)
                                                  --------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY                        $121,838.0    $121,993.5    $125,012.9    $129,557.3    $135,703.6    $143,676.0
                                                  ================================================================================

The Robinson-Humphrey Company                                             Page 6

                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

                                                    Proj.         Goodwill     Acquisition     Pro Forma       Valuation   Pro Forma
BALANCE SHEET ADJUSTMENTS                           1998         Write-Down    Adjustment     Acquisition      Adjustments   Close
------------------------------------------------------------------------------------------------------------------------------------

Cash and Equivalents                            $ 13,000.0                                    $ 13,000.0                  $13,000.0
Receivable, Net                                    5,529.0                                       5,529.0                    5,529.0
Income Tax Receivable                                222.0                                         222.0                      222.0
Deferred Tax Asset                                 4,966.0                                       4,966.0                    4,966.0
Other Current Assets                               2,223.0                                       2,223.0                    2,223.0
    TOTAL CURRENT ASSETS                          25,940.0            0.0           0.0         25,940.0            0.0    25,940.0

Restricted Funds                                   2,223.0                                       2,223.0                    2,223.0


Fixed Assets                                       4,247.0                                       4,247.0                    4,247.0
Less: Accumulated Depreciation                     1,203.0                                       1,203.0                    1,203.0
                                                -----------------------------------------------------------------------------------
      NET FIXED ASSETS                             3,044.0            0.0           0.0          3,044.0            0.0     3,044.0

Transaction Costs (5 Year Amortization)                0.0                     12,000.0         12,000.0                   12,000.0
New Goodwill (40 Year Amortization)                    0.0                                           0.0                        0.0
Existing Goodwill (40 Year Amortization)          71,960.0                                      71,960.0                   71,960.0
Deferred Tax Asset                                     0.0                                           0.0                        0.0
Other Assets                                       6,671.0                                       6,671.0                    6,671.0
                                                -----------------------------------------------------------------------------------
TOTAL ASSETS                                    $109,838.0           $0.0     $12,000.0       $121,838.0           $0.0  $121,838.0
                                                ===================================================================================

Current Maturities of Long-Term Debt                  $0.0                                          $0.0                       $0.0
Line of Credit                                         0.0                                           0.0                        0.0
Accounts Payable and Accrued Expenses             11,858.0                                      11,858.0                   11,858.0
Unearned Revenue                                   8,894.0                                       8,894.0                    8,894.0
Accrued Interest Payable                              74.0                                          74.0                       74.0
Dental Claims Reserves                             1,482.0                                       1,482.0                    1,482.0
Other Current Liabilities                            742.0                                         742.0                      742.0
                                                 ----------------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                     23,050.0            0.0           0.0         23,050.0            0.0    23,050.0

Aggregate Reserves for Life Policies and Contra    5,188.0                                       5,188.0                    5,188.0

Long-Term Debt:
  Existing Capital Leases and Notes Payable       53,475.0                    (53,475.0)             0.0                        0.0
  Revolving Facility                                   0.0                      2,310.0          2,310.0                    2,310.0
  Senior Term Loan                                     0.0                     25,000.0         25,000.0                   25,000.0
  Notes                                                0.0                    100,000.0        100,000.0                  100,000.0
  Redeemable Preferred Stock                           0.0                     85,624.7         85,624.7                   85,624.7
                                                 ----------------------------------------------------------------------------------
Total Long-Term Debt and Preferred Stock          53,475.0            0.0     159,459.7        212,934.7            0.0   212,934.7

Other Long-Term Liabilities                        2,505.0                                       2,505.0                    2,505.0

Stockholders' Equity:

  Common Stock and Paid In Capital                74,123.0                   (147,459.7        (73,336.7)                 (73,336.7)
  Retained Earnings                              (48,503.0)                                    (48,503.0)                 (48,503.0)
                                                -----------------------------------------------------------------------------------
Total Stockholders' Equity                        25,620.0            0.0    (147,459.7       (121,839.7            0.0  (121,839.7)
                                                -----------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY                      $109,838.0           $0.0     $12,000.0       $121,838.0           $0.0  $121,838.0
                                                ===================================================================================

The Robinson-Humphrey Company                                             Page 7

                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

                                                                                         Projected Years Ending December 31,
                                                                        Pro Forma        -----------------------------------
COVERAGE RATIOS & FINANCIAL ANALYSIS                                      1998                1999               2000
----------------------------------------------------------------------------------------------------------------------------
COVERAGE RATIOS:

NOTES INTEREST COVERAGE
Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA) $24,136.0              $25,718.5         $27,778.0
Notes Interest                                                        $11,000.0              $11,000.0         $11,000.0
Notes Interest Coverage                                                    2.19                   2.34              2.53

ADJUSTED NOTES INTEREST COVERAGE
EBITDA less Capital Expenditures                                      $22,636.0              $23,718.5         $25,278.0
Notes Interest                                                        $11,000.0              $11,000.0         $11,000.0
Adjusted Notes Interest Coverage                                           2.06                   2.16              2.30

TOTAL INTEREST COVERAGE
Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA) $24,136.0              $25,718.5         $27,778.0
Total Net Interest                                                    $12,086.6              $12,086.6         $11,530.1
Total Interest Coverage                                                    2.00                   2.13              2.41

TOTAL FINANCING COVERAGE
Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA) $24,136.0              $25,718.5         $27,778.0
Total Net Interest + Principal Repayment                              $14,586.6              $14,586.6         $15,280.1
Total Interest Coverage                                                    1.65                   1.76              1.82

TOTAL FIXED COVERAGE
Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA) $24,136.0              $25,718.5         $27,778.0
Total Net Interest + Principal Repayment + Cap.                       $16,586.6              $16,586.6         $17,780.1
Total Fixed Coverage                                                       1.46                   1.55              1.56

MAINTENANCE OF FUNDED DEBT
Total Debt / EBITDA                                                        5.27                   4.76              4.27
Total Debt / EBITDA less Capital Expenditures                              5.62                   5.16              4.70
Total Senior Debt / EBITDA                                                 1.13                   0.87              0.67


FINANCIAL ANALYSIS:

INCOME STATEMENT:
EBIT Margin                                                                                      12.91%            13.37%
Pretax Margin                                                                                     5.05%             6.23%
Net Margin                                                                                       (3.08)%           (2.63)%

Asset Turnover                                                                                    1.26              1.29
Return on Average Assets                                                                         (3.89)%           (3.44)%
Return on Average Equity                                                                          3.82%             3.30%


BALANCE SHEET:
Total Debt                                                           $127,310.0             $122,500.0        $118,750.0
Total Stockholders' Equity                                            (36,215.0)             (32,394.1)        (27,219.3)
Total Capitalization                                                   91,095.0               90,105.9          91,530.7
Tangible Equity                                                      (108,175.0)            (102,505.1)        (95,481.3)

Total Debt / Total Capitalization                                        139.76%                135.95%           129.74%
Total Debt / Total Stockholders' Equity                                 (351.54)%              (378.15)%         (436.27)%

Current Ratio (x)                                                          1.13                   1.24              1.43
Accounts Receivable Turns (x)                                             26.81                  26.81             26.81
Accounts Receivable Days Outstanding                                      13.61                  13.61             13.61
Accounts Payable Days Outstanding                                         29.20                  29.20             29.20


                                                                              Projected Years Ending December 31,
                                                                      ---------------------------------------------------
COVERAGE RATIOS & FINANCIAL ANALYSIS                                    2001                    2002             2003
-------------------------------------------------------------------------------------------------------------------------
COVERAGE RATIOS:

NOTES INTEREST COVERAGE
Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA) $30,397.0              $33,834.0         $37,552.0
Notes Interest                                                        $11,000.0              $11,000.0         $11,000.0
Notes Interest Coverage                                                    2.76                   3.08              3.41

ADJUSTED NOTES INTEREST COVERAGE
EBITDA less Capital Expenditures                                      $27,897.0              $31,334.0         $35,052.0
Notes Interest                                                        $11,000.0              $11,000.0         $11,000.0
Adjusted Notes Interest Coverage                                           2.54                   2.85              3.19

TOTAL INTEREST COVERAGE
Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA) $30,397.0              $33,834.0         $37,552.0
Total Net Interest                                                    $10,028.0               $8,948.6          $7,645.5
Total Interest Coverage                                                    3.03                   3.78              4.91

TOTAL FINANCING COVERAGE
Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA) $30,397.0              $33,834.0         $37,552.0
Total Net Interest + Principal Repayment                              $15,028.0              $15,198.6         $15,145.5
Total Interest Coverage                                                    2.02                   2.23              2.48

TOTAL FIXED COVERAGE
Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA) $30,397.0              $33,834.0         $37,552.0
Total Net Interest + Principal Repayment + Cap.                       $17,528.0              $17,698.6         $17,645.5
Total Fixed Coverage                                                       1.73                   1.91              2.13

MAINTENANCE OF FUNDED DEBT
Total Debt / EBITDA                                                        3.74                   3.18              2.66
Total Debt / EBITDA less Capital Expenditures                              4.08                   3.43              2.85
Total Senior Debt / EBITDA                                                 0.45                   0.22              0.00


FINANCIAL ANALYSIS:

INCOME STATEMENT:
EBIT Margin                                                               13.91%                 14.84%            15.72%
Pretax Margin                                                              8.05%                  9.95%            11.82%
Net Margin                                                                (1.75)%                (0.77)%            0.19%

Asset Turnover                                                             1.32                   1.35              1.36
Return on Average Assets                                                  (2.35)%                (1.06)%            0.26%
Return on Average Equity                                                   2.26%                  1.05%            (0.27)%


BALANCE SHEET:
Total Debt                                                           $113,750.0             $107,500.0         $100,000.0
Total Stockholders' Equity                                            (19,851.3)              (9,860.5)           3,043.2
Total Capitalization                                                   93,898.7               97,639.5          103,043.2
Tangible Equity                                                       (86,264.3)             (74,424.5)         (59,671.8)

Total Debt / Total Capitalization                                        121.14%                110.10%             97.05%
Total Debt / Total Stockholders' Equity                                 (573.01)%             (1090.21)%          3286.02%

Current Ratio (x)                                                          1.65                   1.88               2.13
Accounts Receivable Turns (x)                                             26.81                  26.81              26.81
Accounts Receivable Days Outstanding                                      13.61                  13.61              13.61
Accounts Payable Days Outstanding                                         29.20                  29.20              29.20

The Robinson-Humphrey Company                                             Page 8

                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

RETURN ANALYSIS--TERMINAL VALUE BASED ON AN EBITDA MULTIPLE OF 7.00X.

                                                     % of      Current
CAPITAL STRUCTURE                                    Cap'n      Return
                                                     ------    -------
  Revolving Facility                  $2,310.0         1.1%      7.75%
  Senior Term Loan                    25,000.0        11.5%      7.75%   Weighted
  Notes                              100,000.0        45.9%     11.00%    Average
  Preferred Stock                     85,624.7        39.3%      0.00%    Initial
  Investor Common                      4,506.6         2.1%     68.89%    Cost of
  Management Common                      421.7         0.2%     91.74%    Capital
=================================================================================
TOTAL NEW CAPITAL                   $217,863.0       100.0%                7.62%
=================================================================================

PURCHASE MULTIPLE ANALYSIS
                                                      ------------------------------
                                                                           Firm Value
Purchase Price Analysis:                                Year       EBITDA   Multiple
                                                      ------------------------------
PRO FORMA EQUITY         $152,388.0                    1998A    $24,136.0    7.99x
+  Pro Forma Debt          53,475.0                    1999E     25,718.5    7.50x
-  Pro Forma Cash         (13,000.0)                   2000E     27,778.0    6.94x
                         ----------
FIRM VALUE PAID          $192,863.0

TERMINAL VALUE CALCULATION

                                                                                        AT END OF:
                                                          --------------------------------------------------------------------------
               Firm Value Multiple:             7.00 x        1999           2000          2001        2002       2003
                                                          --------------------------------------------------------------------------

                                               EBITDA        $25,718.5     $27,778.0     $30,397.0   $33,834.0   $37,552.0
                       Firm Value at a 7.00 Multiple =       180,029.5     194,446.0     212,779.0   236,838.0   262,864.0

                      - Total Debt and Preferred Stock       216,687.2     222,355.9     227,716.5   232,863.2   237,899.5
                                         + Excess Cash        16,212.6      21,792.6      29,006.2    37,555.4    47,891.2
                                                            --------------------------------------------------------------
                                   VALUE OF COMMON EQUITY   ($20,445.1)    ($6,117.3)    $14,068.7   $41,530.3   $72,855.7
                                   MULTIPLE OF NET INCOME           NM            NM            NM          NM       198.3

FIVE YEAR RETURNS
------------------------------------------------------------------------------------------------------------------------------------

                                                1998            1999         2000           2001        2002        2003        IRR
                                   Equity%    Cash Out        Cash In       Cash In       Cash In     Cash In     Cash In       %
                                          ------------------------------------------------------------------------------------------
Revolving Facility
    Principal                                ($2,310.0)       $2,310.0       $0.0           $0.0        $0.0       $0.0
    Interest                                                      89.5        0.0            0.0         0.0        0.0
    Equity Ownership                0.000%                                                                          0.0
                                          ------------------------------------------------------------------------------------------
TOTAL                                        ($2,310.0)       $2,399.5       $0.0           $0.0        $0.0       $0.0       7.750%

  Senior Term Loan
    Principal                               ($25,000.0)       $2,500.0   $3,750.0       $5,000.0    $6,250.0   $7,500.0
    Interest                                                   1,840.6    1,598.4        1,259.4       823.4      290.6
    Equity Ownership                0.000%                                                                          0.0
                                          ------------------------------------------------------------------------------------------
TOTAL                                       ($25,000.0)       $4,340.6   $5,348.4       $6,259.4    $7,073.4   $7,790.6      7.750%

  Notes
    Principal                              ($100,000.0)           $0.0       $0.0           $0.0        $0.0 $100,000.0
    Interest                                                  11,000.0   11,000.0       11,000.0    11,000.0   11,000.0
    Equity Ownership                0.000%                                                                          0.0
                                           -----------------------------------------------------------------------------------------
TOTAL                                      ($100,000.0)      $11,000.0  $11,000.0      $11,000.0   $11,000.0 $111,000.0     11.000%

Preferred Stock
    Principal                               ($85,624.7)           $0.0       $0.0           $0.0        $0.0 $137,899.5
    Interest                                                       0.0        0.0            0.0         0.0        0.0
    Equity Ownership                0.000%                                                                          0.0
                                          ------------------------------------------------------------------------------------------
TOTAL                                       ($85,624.7)           $0.0       $0.0           $0.0        $0.0 $137,899.5     10.000%


  Investor Common Equity           85.000%   ($4,506.6)           $0.0       $0.0           $0.0        $0.0  $61,927.3     68.891%

  Combined Preferred and Common    85.000%  ($90,131.3)           $0.0       $0.0           $0.0        $0.0 $199,826.8     17.262%

  Management Common Equity         15.000%     ($421.7)           $0.0       $0.0           $0.0        $0.0  $10,928.4     91.742%

The Robinson-Humphrey Company                                             Page 9

                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

RETURN ANALYSIS--TERMINAL VALUE BASED ON AN EBITDA MULTIPLE OF 8.00X.
---------------------------------------------------------------------

                                                        % of     Current
CAPITAL STRUCTURE                                      Cap'n     Return
                                                       -----     -------

  Revolving Facility                  $  2,310.0        1.1%       7.75%
  Senior Term Loan                      25,000.0       11.5%       7.75%       Weighted
  Notes                                100,000.0       45.9%      11.00%        Average
  Preferred Stock                       85,624.7       39.3%       0.00%        Initial
  Investor Common                        4,506.6        2.1%      83.53%        Cost of
  Management Common                        421.7        0.2%     108.36%        Capital

=======================================================================================
TOTAL NEW CAPITAL                     $217,863.0      100.0%                      7.96%
=======================================================================================

PURCHASE MULTIPLE ANALYSIS
                                                       --------------------------------
                                                                             Firm Value
Purchase Price Analysis:                                Year     EBITDA       Multiple
                                                       --------------------------------

PRO FORMA EQUITY          $152,388.0                   1998A   $24,136.0       8.53 x
+  Pro Forma Debt           53,475.0                   1999E    25,718.5       8.00 x
-  Pro Forma Cash                0.0                   2000E    27,778.0       7.41 x
                          ----------                   --------------------------------

FIRM VALUE PAID           $205,863.0

TERMINAL VALUE CALCULATION
                                                                                           AT END OF:
                                                                  ---------------------------------------------------------
         Firm Value Multiple:        8.00 x                          1999       2000        2001        2002        2003
                                                                  ---------------------------------------------------------

                                                        EBITDA    $ 25,718.5 $ 27,778.0  $ 30,397.0  $ 33,834.0  $ 37,552.0
                               Firm Value at a 8.00 Multiple =     205,748.0  222,224.0   243,176.0   270,672.0   300,416.0

                              - Total Debt and Preferred Stock     216,687.2  222,355.9   227,716.5   232,863.2   237,899.5
                                                 + Excess Cash      16,212.6   21,792.6    29,006.2    37,555.4    47,891.2
                                                                  ---------------------------------------------------------

                              =============================================================================================
                              VALUE OF COMMON EQUITY              $  5,273.4  $21,660.7  $ 44,465.7   $75,364.3  $110,407.7
                              MULTIPLE OF NET INCOME                      NM         NM          NM          NM       300.6
                              =============================================================================================


FIVE YEAR RETURNS
==========================================================================================================================

                                                                                                                  --------
                                                1998         1999      2000      2001       2002       2003         IRR
                                  Equity %    Cash Out     Cash In    Cash In   Cash In    Cash In    Cash In        %
                                           -------------------------------------------------------------------    --------
Revolving Facility
    Principal                              $  (2,310.0)  $ 2,310.0   $     0.0  $     0.0 $     0.0   $     0.0
    Interest                                                  89.5         0.0        0.0       0.0         0.0
    Equity Ownership                0.000%                                                                  0.0
                                           --------------------------------------------------------------------
TOTAL                                      $  (2,310.0)  $ 2,399.5   $     0.0  $     0.0 $     0.0   $     0.0     7.750%

Senior Term Loan
    Principal                              $ (25,000.0)  $ 2,500.0   $ 3,750.0  $ 5,000.0 $ 6,250.0   $ 7,500.0
    Interest                                               1,840.6     1,598.4    1,259.4     823.4       290.6
    Equity Ownership                0.000%                                                                  0.0
                                           --------------------------------------------------------------------
TOTAL                                      $ (25,000.0)  $ 4,340.6   $ 5,348.4  $ 6,259.4 $ 7,073.4  $  7,790.6     7.750%

Notes
    Principal                              $(100,000.0)  $     0.0   $     0.0  $     0.0 $     0.0  $100,000.0
    Interest                                              11,000.0    11,000.0   11,000.0  11,000.0    11,000.0
    Equity Ownership                0.000%                                                                  0.0
                                           --------------------------------------------------------------------
TOTAL                                      $(100,000.0)  $11,000.0   $11,000.0  $11,000.0 $11,000.0  $111,000.0    11.000%

Preferred Stock
    Principal                              $ (85,624.7)  $     0.0   $     0.0  $     0.0 $     0.0  $137,899.5
    Interest                                                   0.0         0.0        0.0       0.0         0.0
    Equity Ownership                0.000%                                                                  0.0
                                           --------------------------------------------------------------------
TOTAL                                      $ (85,624.7)  $     0.0   $     0.0  $     0.0 $     0.0  $137,899.5    10.000%


    Outside Investor Common
       Equity                      85.000% $  (4,506.6)  $     0.0   $     0.0  $     0.0 $     0.0  $ 93,846.5    83.533%

    Combined Preferred
       and Common                  85.000% $ (90,131.3)  $     0.0   $     0.0  $     0.0 $     0.0  $231,746.0    20.789%

    Management Common Equity       15.000% $    (421.7)  $     0.0   $     0.0  $     0.0 $     0.0  $ 16,561.2   108.365%
                                                                                                                  --------


The Robinson-Humphrey Company

                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

RETURN ANALYSIS--TERMINAL VALUE BASED ON AN EBITDA MULTIPLE OF 9.00X.

                                                      % of          Current
CAPITAL STRUCTURE                                    Cap'n          Return
  Revolving Facility            $  2,310.0            1.1%            7.75%
  Senior Term Loan                25,000.0           11.5%            7.75%         Weighted
  Notes                          100,000.0           45.9%           11.00%          Average
  Preferred Stock                 85,624.7           39.3%            0.00%          Initial
  Investor Common                  4,506.6            2.1%           94.60%          Cost of
  Management Common                  506.0            0.2%          120.93%          Capital
---------------------------------------------------------------------------------------------
TOTAL NEW CAPITAL               $217,863.0          100.0%                             8.21%
---------------------------------------------------------------------------------------------

PURCHASE MULTIPLE ANALYSIS

                                                      ----------------------------------------------------
                                                                                             Firm Value
Purchase Price Analysis:                                          Year         EBITDA         Multiple
                                                      ----------------------------------------------------

PRO FORMA EQUITY                  $152,388.0                     1998A      $24,136.0          8.53 x
+  Pro Forma Debt                   53,475.0                     1999E       25,718.5          8.00 x
-  Pro Forma Cash                        0.0                     2000E       27,778.0          7.41 x
                                  -----------         ----------------------------------------------------
FIRM VALUE PAID                   $205,863.0


TERMINAL VALUE CALCULATION

                                                                                        AT END OF:
                                                              --------------------------------------------------------------
  Firm Value Multiple:           9.00 x                           1999        2000         2001       2002        2003
                                                              --------------------------------------------------------------

                                                      EBITDA  $ 25,718.5   $ 27,778.0   $ 30,397.0   $ 33,834.0  $  37,552.0
                             Firm Value at a 9.00 Multiple =   231,466.5    250,002.0    273,573.0    304,506.0    337,968.0

                            - Total Debt and Preferred Stock   216,687.2    222,355.9    227,716.5    232,863.2    237,899.5
                                               + Excess Cash    16,212.6     21,792.6     29,006.2     37,555.4     47,891.2
                                                              --------------------------------------------------------------

                          --------------------------------------------------------------------------------------------------
                          VALUE OF COMMON EQUITY              $ 30,991.9   $ 49,438.7   $ 74,862.7  $ 109,198.3  $ 147,959.7
                          MULTIPLE OF NET INCOME                      NM           NM           NM           NM        402.8
                          --------------------------------------------------------------------------------------------------

FIVE YEAR RETURNS
--------------------------------------------------------------------------------

                                                 1998         1999       2000        2001        2002        2003         IRR
                                  Equity %     Cash Out     Cash In    Cash In     Cash In     Cash In      Cash In        %
                                            -------------------------------------------------------------------------  ----------
Revolving Facility
    Principal                               $  (2,310.0)  $ 2,310.0         $0.0        $0.0        $0.0         $0.0
    Interest                                                   89.5          0.0         0.0         0.0          0.0
    Equity Ownership                0.000%                                                                        0.0
                                            -------------------------------------------------------------------------
TOTAL                                       $  (2,310.0)  $ 2,399.5   $      0.0   $     0.0   $     0.0   $      0.0      7.750%
Senior Term Loan
    Principal                               $ (25,000.0)  $ 2,500.0   $  3,750.0   $ 5,000.0   $ 6,250.0   $  7,500.0
    Interest                                                1,840.6      1,598.4     1,259.4       823.4        290.6
    Equity Ownership                0.000%                                                                        0.0
                                            -------------------------------------------------------------------------
TOTAL                                       $ (25,000.0)  $ 4,340.6   $  5,348.4   $ 6,259.4   $ 7,073.4   $  7,790.6      7.750%

Notes
    Principal                               $(100,000.0)  $     0.0   $      0.0   $     0.0   $     0.0   $100,000.0
    Interest                                               11,000.0     11,000.0    11,000.0    11,000.0     11,000.0
    Equity Ownership                0.000%                                                                        0.0
                                            -------------------------------------------------------------------------
TOTAL                                       $(100,000.0)  $11,000.0   $ 11,000.0   $11,000.0   $11,000.0   $111,000.0     11.000%

Preferred Stock
    Principal                               $ (85,624.7)  $     0.0   $      0.0   $     0.0   $     0.0   $137,899.5
    Interest                                                    0.0          0.0         0.0         0.0          0.0
    Equity Ownership                0.000%                                                                        0.0
                                            -------------------------------------------------------------------------
TOTAL                                       $ (85,624.7)  $     0.0   $      0.0   $     0.0   $     0.0   $137,899.5     10.000%

  Outside Investor Common Equity   85.000%  $  (4,506.6)  $     0.0   $      0.0   $     0.0   $     0.0   $125,765.7     94.600%

  Combined Preferred and Common    85.000%  $ (90,131.3)  $     0.0   $      0.0   $     0.0   $     0.0   $263,665.2     23.947%

  Management Common Equity         15.000%  $    (421.7)  $     0.0   $      0.0   $     0.0   $     0.0   $ 22,194.0    120.929%
                                                                                                                         -------

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

RETURN ANALYSIS INCLUDING DENTAL PRACTICE MANAGEMENT --TERMINAL VALUE BASED ON AN EBITDA MULTIPLE OF 7.00X.


                                                     ASSUMED AFTER-TAX PROCEEDS FROM SALE OF DENTAL PRACTICE MANAGEMENT BUSINESS
                                                     ---------------------------------------------------------------------------
                                                         $0.0         $5,000       $10,000        $15,000        $20,000
                                                     ---------------------------------------------------------------------------
                                          EQUITY %
                                          --------------------------------------------------------------------------------------
INVESTOR COMMON EQUITY                      85.0%        $0.0         $4,250        $8,500        $12,750        $17,000
COMBINED PREFERRED AND COMMON EQUITY        85.0%        $0.0         $4,250        $8,500        $12,750        $17,000
MANAGEMENT COMMON EQUITY                    15.0%        $0.0         $  750        $1,500        $ 2,250        $ 3,000
                                          --------------------------------------------------------------------------------------


FIVE YEAR RETURNS
-------------------------------------------------------------------------------

INVESTOR COMMON EQUITY
   CASH OUT                                             $ (4,506.6)    $ (4,506.6)   $ (4,506.6)    $ (4,506.6)    $ (4,506.6)
   CASH IN                                              $ 61,927.3     $ 61,927.3    $ 61,927.3     $ 61,927.3     $ 61,927.3
   CASH IN (DENTAL PRACTICE MANAGEMENT)                 $      0.0     $  4,250.0    $  8,500.0     $ 12,750.0     $ 17,000.0
   TOTAL CASH IN                                        $ 61,927.3     $ 66,177.3    $ 70,427.3     $ 74,677.3     $ 78,927.3
                                                ------------------------------------------------------------------------------
                                                IRR         68.891%        71.148%       73.292%        75.335%        77.287%
                                                ------------------------------------------------------------------------------

COMBINED PREFERRED AND COMMON EQUITY
   CASH OUT                                             $(90,131.3)    $(90,131.3)   $(90,131.3)    $(90,131.3)    $(90,131.3)
   CASH IN                                              $199,826.8     $199,826.8    $199,826.8     $199,826.8     $199,826.8
   CASH IN (DENTAL PRACTICE MANAGEMENT)                 $      0.0     $  4,250.0    $  8,500.0     $ 12,750.0     $ 17,000.0
   TOTAL CASH IN                                        $199,826.8     $204,076.8    $208,326.8     $212,576.8     $216,826.8
                                                ------------------------------------------------------------------------------
                                                IRR         17.262%        17.756%       18.243%        18.721%        19.192%
                                                ------------------------------------------------------------------------------

MANAGEMENT COMMON EQUITY
   CASH OUT                                             $   (421.7)    $   (421.7)   $   (421.7)    $   (421.7)    $   (421.7)
   CASH IN                                              $ 10,928.4     $ 10,928.4    $ 10,928.4     $ 10,928.4     $ 10,928.4
   CASH IN (DENTAL PRACTICE MANAGEMENT)                 $      0.0     $    750.0    $  1,500.0     $  2,250.0     $  3,000.0
   TOTAL CASH IN                                        $ 10,928.4     $ 11,678.4    $ 12,428.4     $ 13,178.4     $ 13,928.4
                                                ------------------------------------------------------------------------------
                                                IRR         91.742%        94.304%       96.738%        99.057%       101.273%
                                                ------------------------------------------------------------------------------

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

RETURN ANALYSIS INCLUDING DENTAL PRACTICE MANAGEMENT -- TERMINAL VALUE BASED ON AN EBITDA MULTIPLE OF 8.00X.


                                                  ASSUMED AFTER-TAX PROCEEDS FROM SALE OF DENTAL PRACTICE MANAGEMENT BUSINESS
                                                  ---------------------------------------------------------------------------
                                                     $0.0         $5,000         $10,000         $15,000         $20,000
                                                  ---------------------------------------------------------------------------
                                         EQUITY %
                                         ------------------------------------------------------------------------------------
INVESTOR COMMON EQUITY                   85.0%          $0.0        $4,250         $8,500         $12,750        $17,000
COMBINED PREFERRED AND COMMON EQUITY     85.0%          $0.0        $4,250         $8,500         $12,750        $17,000
MANAGEMENT COMMON EQUITY                 15.0%          $0.0        $  750         $1,500         $ 2,250        $ 3,000
                                         ------------------------------------------------------------------------------------


FIVE YEAR RETURNS
-------------------------------------------------------------------------------

INVESTOR COMMON EQUITY
   CASH OUT                                               $(4,506.6)    $(4,506.6)    $(4,506.6)    $(4,506.6)    $(4,506.6)
   CASH IN                                                $93,846.5     $93,846.5     $ 93,846.5    $ 93,846.5    $ 93,846.5
   CASH IN (DENTAL PRACTICE MANAGEMENT)                   $     0.0     $ 4,250.0     $  8,500.0    $ 12,750.0    $ 17,000.0
   TOTAL CASH IN                                          $93,846.5     $98,096.5     $102,346.5    $106,596.5    $110,846.5
                                                  -------------------------------------------------------------------------
                                                  IRR        83.533%       85.166%       86.744%       88.269%       89.747%
                                                  -------------------------------------------------------------------------

COMBINED PREFERRED AND COMMON EQUITY
   CASH OUT                                               $(90,131.3)   $(90,131.3)   $(90,131.3)   $(90,131.3)   $(90,131.3)
   CASH IN                                                $231,746.0    $231,746.0    $231,746.0    $231,746.0    $231,746.0
   CASH IN (DENTAL PRACTICE MANAGEMENT)                   $      0.0    $  4,250.0    $  8,500.0    $ 12,750.0    $ 17,000.0
   TOTAL CASH IN                                          $231,746.0    $235,996.0    $240,246.0    $244,496.0    $248,746.0
                                                  -------------------------------------------------------------------------
                                                  IRR         20.789%       21.229%       21.662%       22.090%       22.511%
                                                  -------------------------------------------------------------------------

MANAGEMENT COMMON EQUITY
   CASH OUT                                               $  (421.7)    $  (421.7)    $  (421.7)    $  (421.7)    $  (421.7)
   CASH IN                                                $16,561.2     $16,561.2     $16,561.2     $16,561.2     $16,561.2
   CASH IN (DENTAL PRACTICE MANAGEMENT)                   $     0.0     $   750.0     $ 1,500.0     $ 2,250.0     $ 3,000.0
   TOTAL CASH IN                                          $16,561.2     $17,311.2     $18,061.2     $18,811.2     $19,561.2
                                                  -------------------------------------------------------------------------
                                                  IRR       108.365%      110.219%      112.009%      113.742%      115.420%
                                                  -------------------------------------------------------------------------

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

RETURN ANALYSIS INCLUDING DENTAL PRACTICE MANAGEMENT -- TERMINAL VALUE BASED ON AN EBITDA MULTIPLE OF 9.00X.


                                                  ASSUMED AFTER-TAX PROCEEDS FROM SALE OF DENTAL PRACTICE MANAGEMENT BUSINESS
                                                  ---------------------------------------------------------------------------
                                                     $0.0          $5,000          $10,000          $15,000          $20,000
                                                  ---------------------------------------------------------------------------
                                       EQUITY %
                                       --------------------------------------------------------------------------------------
INVESTOR COMMON EQUITY                   85.0%       $0.0          $4,250           $8,500          $12,750          $17,000
COMBINED PREFERRED AND COMMON EQUITY     85.0%       $0.0          $4,250           $8,500          $12,750          $17,000
MANAGEMENT COMMON EQUITY                 15.0%       $0.0          $  750           $1,500          $ 2,250          $ 3,000
                                       --------------------------------------------------------------------------------------


FIVE YEAR RETURNS
-------------------------------------------------------------------------------

INVESTOR COMMON EQUITY
   CASH OUT                                              $ (4,506.6)   $ (4,506.6)   $ (4,506.6)   $ (4,506.6)   $ (4,506.6)
   CASH IN                                               $125,765.7    $125,765.7    $125,765.7    $125,765.7    $125,765.7
   CASH IN (DENTAL PRACTICE MANAGEMENT)                  $      0.0    $  4,250.0    $  8,500.0    $ 12,750.0    $ 17,000.0
   TOTAL CASH IN                                         $125,765.7    $130,015.7    $134,265.7    $138,515.7    $142,765.7
                                                  -------------------------------------------------------------------------
                                                  IRR        94.600%       95.898%       97.162%       98.395%       99.598%
                                                  -------------------------------------------------------------------------

COMBINED PREFERRED AND COMMON EQUITY
   CASH OUT                                              $(90,131.3)   $(90,131.3)   $(90,131.3)   $(90,131.3)   $(90,131.3)
   CASH IN                                               $263,665.2    $263,665.2    $263,665.2    $263,665.2    $263,665.2
   CASH IN (DENTAL PRACTICE MANAGEMENT)                  $      0.0    $  4,250.0    $  8,500.0    $ 12,750.0    $ 17,000.0
   TOTAL CASH IN                                         $263,665.2    $267,915.2    $272,165.2    $276,415.2    $280,665.2
                                                  -------------------------------------------------------------------------
                                                  IRR        23.947%       23.344%       24.736%       25.123%       25.505%
                                                  -------------------------------------------------------------------------

MANAGEMENT COMMON EQUITY
   CASH OUT                                              $   (421.7)    $  (421.7)    $  (421.7)   $   (421.7)    $  (421.7)
   CASH IN                                               $ 22,194.0     $22,194.0     $22,194.0    $ 22,194.0     $22,194.0
   CASH IN (DENTAL PRACTICE MANAGEMENT)                  $      0.0     $   750.0     $ 1,500.0    $  2,250.0     $ 3,000.0
   TOTAL CASH IN                                         $ 22,194.0     $22,944.0     $23,694.0    $ 24,444.0     $25,194.0
                                                  -------------------------------------------------------------------------
                                                  IRR       120.929%      122.403%      123.838%      125.237%      126.603%
                                                  -------------------------------------------------------------------------